UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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EOG Resources, Inc.
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EOG Resources, Inc.

Notice of Annual Meeting of Stockholders

May 24, 2023

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2023 annual meeting of stockholders (“Annual Meeting”) of EOG Resources, Inc. will be held in a virtual-only format, via live webcast, on Wednesday, May 24, 2023 at 2:00 p.m., Central Time, for the following purposes:

1. To elect nine directors to hold office until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2. To ratify the appointment by the Audit Committee of the Board of Directors of Deloitte & Touche LLP, independent registered public accounting firm, as our auditors for the year ending December 31, 2023;

3. To hold a non-binding advisory vote on executive compensation;

4. To hold a non-binding advisory vote on the frequency of holding advisory votes on executive compensation; and

5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Holders of record of our Common Stock as of the close of business on March 29, 2023 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. Beginning on or about April 13, 2023, the company is mailing a Notice Regarding the Availability of Proxy Materials (the “Notice”) to our stockholders of record as of the Record Date (but excluding those stockholders who have previously requested a printed copy of our proxy materials) containing instructions on how to access the proxy materials (including our 2022 annual report) via the Internet, as well as instructions on voting shares via the Internet. The Notice also contains instructions on how to request a printed copy of the proxy materials by mail or an electronic copy of the proxy materials by email.

Stockholders will not be able to attend the Annual Meeting in person. The Annual Meeting will be held at www.virtualshareholdermeeting.com/EOG2023. To participate in, and vote at, the live webcast of the Annual Meeting, you must enter the 16-digit control number included in the Notice, on your proxy card or in the voting instruction form provided to you with the proxy statement.

Whether or not stockholders plan to participate in the live webcast of the Annual Meeting, stockholders are encouraged to vote and submit their proxies in advance of the Annual Meeting via the Internet at www.proxyvote.com, using the instructions on the Notice or, if you received a printed copy of the proxy materials (which includes the proxy card), by signing and returning the proxy card in the pre-paid envelope provided or by voting via the Internet or by phone using the instructions provided on the proxy card.

By Order of the Board of Directors,

MICHAEL P. DONALDSON
Corporate Secretary

Houston, Texas

April 13, 2023

EOG Resources, Inc.

Proxy Statement

The accompanying form of proxy is solicited by the Board of Directors (“Board”) of EOG Resources, Inc. (“EOG,” “we,” “us,” “our” or “company”) to be used at our 2023 annual meeting of stockholders (“Annual Meeting”) to be held in a virtual-only format, via live webcast, on Wednesday, May 24, 2023 at 2:00 p.m., Central Time. The proxy materials, including this proxy statement, the accompanying notice of annual meeting of stockholders and form of proxy and our 2022 annual report, are being first distributed and made available to our stockholders on or about April 13, 2023.

Any stockholder giving a proxy may revoke it at any time provided written notice of the revocation is received by our Corporate Secretary before the proxy is voted; otherwise, if received prior to the Annual Meeting, properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy or, if no such instructions are given, in accordance with the recommendations of the Board described herein. Stockholders participating in the live webcast of the Annual Meeting may revoke their proxies and vote during the Annual Meeting via the meeting website.

You will not be able to attend the Annual Meeting in person. We believe the live-webcast format for the Annual Meeting will provide stockholders with a consistent experience and will allow you to participate in the Annual Meeting regardless of your location. You will be able to submit questions during the Annual Meeting via the meeting website.

You are entitled to participate in, and vote at, the live webcast of the Annual Meeting if you were a stockholder of record of our Common Stock as of the close of business on March 29, 2023 (the “Record Date”). The Annual Meeting will be held at www.virtualshareholdermeeting.com/EOG2023. To participate in, and vote at, the live webcast of the Annual Meeting, you must enter the 16-digit control number included in the Notice Regarding the Availability of Proxy Materials, on your proxy card or in the voting instruction form provided to you with this proxy statement. Further, to vote during the Annual Meeting, click the “Vote Now” button on the meeting website and follow the instructions provided. Guests without a control number may also participate in the Annual Meeting, but will not be permitted to vote or submit questions.

As part of the Annual Meeting, we will hold a live Q&A session during which we intend, time permitting, to answer questions submitted during the meeting that are pertinent to EOG’s business and meeting matters. As noted above, you will be able to submit questions during the Annual Meeting by following the instructions available on the meeting website. Questions and answers may be grouped by topic and substantially similar questions will be grouped and answered once. Further, we reserve the right to edit or reject questions we deem inappropriate.

Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which will be available at www.proxyvote.com during the 10 days prior to the Annual Meeting, and on the meeting website during the Annual Meeting.

You may log into the meeting website beginning at 1:30 p.m., Central Time, on May 24, 2023. The Annual Meeting will begin promptly at 2:00 p.m., Central Time, on May 24, 2023. If you experience any technical difficulties accessing the meeting website, a toll-free technical support number will be posted on the meeting website (on the meeting log-in page); you can dial such number to receive technical assistance. The meeting website is fully supported across browsers (Chrome, Firefox, Safari and Edge) and devices (desktops, laptops and cell phones) running the most updated version of applicable software and plug-ins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

If you are not able to participate in the Annual Meeting, a webcast playback will be available at www.virtualshareholdermeeting.com/EOG2023 approximately 24 hours after the completion of the Annual Meeting and for a period of 30 days thereafter.

2023 PROXY STATEMENT    1

EOG RESOURCES, INC.

Whether or not you plan to participate in the live webcast of the Annual Meeting, it is important that your shares be represented and voted. We encourage you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting further discussed below.

If you received a printed copy of the proxy materials, you also received a copy of our 2022 annual report. However, the 2022 annual report does not constitute a part of, and shall not be deemed incorporated by reference into, this proxy statement or the accompanying form of proxy.

In addition to solicitation by mail, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of materials to, and solicitation of proxies from, the beneficial owners of our Common Stock held of record as of the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

In some cases, one paper copy of this proxy statement and the accompanying notice of annual meeting of stockholders and the 2022 annual report is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, an additional paper copy of this proxy statement, the accompanying notice of annual meeting of stockholders and/or the 2022 annual report to such a stockholder at a shared address to which a single paper copy of such document was delivered. Stockholders sharing an address who receive multiple printed copies of our proxy materials and who wish to receive a single printed copy of our proxy materials may also submit requests for delivery of a single paper copy of this proxy statement or the accompanying notice of annual meeting of stockholders or the 2022 annual report, but, in such event, will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Corporate Secretary (Michael P. Donaldson) at our principal executive offices at 1111 Bagby, Sky Lobby 2, Houston, Texas 77002, or a stockholder may make a request by calling our Corporate Secretary at (713) 651-7000.

A complete list of stockholders entitled to vote during the Annual Meeting will be available for inspection at our principal executive offices, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of 10 days prior to the Annual Meeting.

The mailing address of our principal executive offices is 1111 Bagby, Sky Lobby 2, Houston, Texas 77002.

2    EOG RESOURCES, INC.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 24, 2023

This proxy statement, the accompanying notice of annual meeting of stockholders and form of proxy and our 2022 annual report are available via the Internet at www.proxyvote.com. Pursuant to United States Securities and Exchange Commission (“SEC”) rules related to the Internet availability of proxy materials, we have elected to provide access to our proxy materials on the Internet instead of mailing a printed copy of the proxy materials to each stockholder of record.

Accordingly, beginning on or about April 13, 2023, we are mailing a Notice Regarding the Availability of Proxy Materials (the “Notice”) to our stockholders of record as of the Record Date (but excluding those stockholders who have previously requested a printed copy of our proxy materials) in lieu of mailing the printed proxy materials. Instructions on how to access the proxy materials via the Internet, on voting shares via the Internet and on how to request a printed or electronic copy of the proxy materials may be found in the Notice. All stockholders will have the option to access our proxy materials on the website referred to above.

Stockholders will not receive printed copies of the proxy materials unless they request (or have previously requested) such form of delivery. Printed copies will be provided upon request at no charge. In addition, stockholders may request to receive future proxy materials in printed form by mail or electronically by email on an ongoing basis. A request to receive proxy materials in printed form by mail or electronically by email will remain in effect until the stockholder terminates such request.

Stockholders who do not expect to participate in the live webcast of the Annual Meeting are encouraged to vote in advance of the Annual Meeting via the Internet using the instructions on the Notice or, if you received a printed copy of the proxy materials (which includes the proxy card), by signing and returning the proxy card in the pre-paid envelope provided or by voting via the Internet or by phone using the instructions provided on the proxy card.

2023 PROXY STATEMENT    3

Voting Rights and Principal Stockholders

Holders of record of our Common Stock as of the Record Date will be entitled to one vote per share on all matters properly presented at the Annual Meeting. As of the Record Date, there were 587,781,831 shares of our Common Stock outstanding. Other than our Common Stock, we have no other voting securities currently outstanding.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and do not have cumulative voting rights with respect to the election of directors.

Stock Ownership of Certain Beneficial Owners

The following table sets forth certain information regarding the beneficial ownership of our Common Stock by each person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (as amended, “Exchange Act”)) whom we know beneficially owned more than 5% of our Common Stock as of December 31, 2022, based on filings with the SEC as of February 28, 2023. We have prepared the table and the related notes below based on such filings with the SEC, and we have not sought to independently verify any of such information.

Name and Address of Beneficial Owner	Number of Shares	Percent of Class(a)

The Vanguard Group(b) 100 Vanguard Blvd. Malvern, PA 19355	54,345,772	9.3%

BlackRock, Inc.(c) 55 East 52nd Street New York, NY 10055	46,344,999	7.9%

State Street Corporation(d) State Street Financial Center One Lincoln Street Boston, MA 02111	35,381,953	6.0%

(a)	Based on 587,696,476 shares of our Common Stock outstanding as of December 31, 2022.

(b)

Based on its Schedule 13G/A filed on February 9, 2023 with respect to its beneficial ownership of our Common Stock as of December 31, 2022, The Vanguard Group has sole dispositive power with respect to 51,877,450 shares, shared voting power with respect to 851,795 shares and shared dispositive power with respect to 2,468,322 shares.

(c)

Based on its Schedule 13G/A filed on February 7, 2023 with respect to its beneficial ownership of our Common Stock as of December 31, 2022, BlackRock, Inc. has sole voting power with respect to 42,211,387 shares and sole dispositive power with respect to 46,344,999 shares.

(d)

Based on its Schedule 13G/A filed on February 6, 2023 with respect to its beneficial ownership of our Common Stock as of December 31, 2022, State Street Corporation has shared voting power with respect to 33,409,523 shares and shared dispositive power with respect to 35,294,256 shares.

4    EOG RESOURCES, INC.

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Stock Ownership of the Board and Management

The following table sets forth certain information regarding the ownership of our Common Stock by (1) each director and director nominee of EOG, (2) each “Named Executive Officer” of EOG named in the “Summary Compensation Table” in the “Executive Compensation” section below and (3) all current directors and executive officers of EOG as a group, in each case as of February 28, 2023. Under Rule 13d-3 under the Exchange Act, a person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days. April 29, 2023 is the date 60 days from February 28, 2023, the date as of which ownership is reported in this table.

Name	Shares Beneficially Owned(a)	Stock-Settled Stock Appreciation Rights Exercisable by 4-29-23(b)	Total Beneficial Ownership	Restricted Stock Units, Performance Units and Phantom Shares(c)	Total Ownership(d)

Kenneth W. Boedeker	8,859	2,716	11,575	39,264	50,839

Janet F. Clark	568	0	568	35,775	36,343

Charles R. Crisp	26,923	0	26,923	34,612	61,535

Robert P. Daniels	0	0	0	21,425	21,425

James C. Day(e)	37,126	0	37,126	13,137	50,263

Michael P. Donaldson	84,134	0	84,134	93,935	178,069

Timothy K. Driggers	210,258	8,897	219,155	80,683	299,838

Lynn A. Dugle(f)	0	0	0	0	0

C. Christopher Gaut	500	0	500	13,654	14,154

Lloyd W. Helms, Jr.	121,205	0	121,205	124,423	245,628

Michael T. Kerr	170,000	0	170,000	11,100	181,100

Julie J. Robertson	8,685	0	8,685	1,610	10,295

Donald F. Textor	68,651	0	68,651	97,296	165,947

Ezra Y. Yacob	109,859	8,911	118,770	116,528	235,298

All current directors and executive officers as a group (15 in number)	885,859	25,906	911,765	702,864	1,614,629

(a)

Includes (1) shares for which the person directly or indirectly has sole or shared voting or investment power; (2) shares of restricted stock held under the Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (“2008 Stock Plan”) or the EOG Resources, Inc. 2021 Omnibus Equity Compensation Plan (“2021 Stock Plan”) for which the participant has sole voting power and no investment power until such shares vest in accordance with the provisions of the 2008 Stock Plan or the 2021 Stock Plan; (3) shares of our Common Stock that would be received upon the vesting of restricted stock units (“RSUs”) held under the 2008 Stock Plan or the 2021 Stock Plan on or before April 29, 2023; and (4) shares of our Common Stock that would be received upon the vesting of performance units held under the 2008 Stock Plan or the 2021 Stock Plan on or before April 29, 2023.

(b)

The shares shown in this column, which are not reflected in the adjacent column entitled “Shares Beneficially Owned,” consist of shares of our Common Stock that would be received upon the exercise of stock-settled stock appreciation rights (“SARs”) held under the 2008 Stock Plan or the 2021 Stock Plan by the individuals shown that are exercisable on or before April 29, 2023, based on, for purposes of this table, the closing price of our Common Stock on the New York Stock Exchange (“NYSE”) of $113.02 per share on February 28, 2023, net of a number of shares equal to the minimum statutory tax withholding requirements with respect to such exercise (which shares would be deemed forfeited in satisfaction of such taxes). The shares shown in this column are “beneficially owned” under Rule 13d-3 under the Exchange Act.

(c)

Includes (1) RSUs held under the 2008 Stock Plan or the 2021 Stock Plan vesting after April 29, 2023 for which the participant has no voting or investment power until such units vest and are released as shares of our Common Stock in accordance with the provisions of the 2008 Stock Plan or the 2021 Stock Plan; (2) performance units (assuming a performance multiple of 100%) held under the 2008 Stock Plan vesting after April 29, 2023 for which the participant has no voting or investment power until such units vest and are released as shares of our Common Stock in accordance with the provisions of the 2008 Stock Plan and RSUs with performance-based conditions (also referred to herein as “performance units”) (assuming a performance multiple of 100%) held under the 2021 Stock Plan vesting after April 29, 2023 for which the participant has no voting or investment power until such units vest and are released as shares of our Common Stock in accordance with the provisions of the 2021 Stock Plan; and (3) phantom shares held in the individual’s phantom stock account under the EOG Resources, Inc. 409A Deferred Compensation Plan (as amended, the “Deferral Plan”) for which the individual has no voting or investment power until such phantom shares are released as shares of our Common Stock in accordance with the provisions of the Deferral Plan and the individual’s deferral election. Because such units and shares will not vest or be released on or before April 29, 2023, the units and shares shown in this column are not “beneficially owned” under Rule 13d-3 under the Exchange Act.

(d)

None of our directors or “Named Executive Officers” beneficially owned, as of February 28, 2023, more than 1% of the shares of our Common Stock outstanding as of February 28, 2023. Based on 587,710,318 shares of our Common Stock outstanding as of February 28, 2023, our current directors and executive officers as a group (15 in number) beneficially owned approximately 0.2% of the shares of our Common Stock outstanding as of February 28, 2023 and had total ownership of approximately 0.3% of the shares of our Common Stock outstanding as of February 28, 2023.

2023 PROXY STATEMENT    5

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

(e)

As previously announced by EOG, Mr. Day is retiring from the Board and will not stand for re-election as a director at the Annual Meeting; his current term will expire in conjunction with the Annual Meeting.

(f)

As previously announced by EOG, Ms. Dugle was appointed to the Board and each of our Board committees, effective as of March 1, 2023, and will stand for re-election as a director at the Annual Meeting. In connection with her appointment, Ms. Dugle received a grant of 381 RSUs, effective March 1, 2023.

6    EOG RESOURCES, INC.

Corporate Governance

Board of Directors

Director Succession

Lynn A. Dugle was appointed to the Board and each of our Board committees, effective as of March 1, 2023, and will stand for re-election as a director at the Annual Meeting. Mr. Day is retiring from the Board and will not stand for re-election as a director at the Annual Meeting; his current term will expire in conjunction with the Annual Meeting. Mr. Day’s decision to retire and not stand for re-election is not as a result of any disagreement with EOG.

Ms. Dugle has more than 30 years of executive leadership and senior management experience in the defense, intelligence and high-tech industries. Ms. Dugle served as the Chief Executive Officer of Engility Holdings, Inc. (“Engility”), a publicly traded engineering and technology consulting company, from 2016 until the sale of the company in 2019. Ms. Dugle also served as Chairman and President of Engility.

Prior to joining Engility in 2016, Ms. Dugle served more than a decade in senior management positions at Raytheon Company (“Raytheon”), a publicly traded company specializing in defense and other government markets worldwide, including Vice President, Engineering, Technology and Quality and President of Intelligence, Information and Services. Before joining Raytheon in 2004, Ms. Dugle held international and officer-level positions with ADC Telecommunications, Inc. Ms. Dugle began her career at Texas Instruments Incorporated, a global semiconductor design and manufacturing company, as a manufacturing engineer.

Ms. Dugle currently serves as a director of (i) Micron Technology, Inc. (a publicly traded developer of memory and storage solutions), where she serves as a member of the Audit Committee and as Chair of the Security Committee; (ii) KBR, Inc. (a publicly traded provider of science, technology and engineering solutions), where she serves as Chairman of the Nominating and Corporate Governance Committee and as a member of the Compensation and Cybersecurity Committees; and (iii) TE Connectivity Ltd. (a publicly traded provider of connectivity, communications and sensing products), where she serves as a member of the Audit Committee. The Board believes that Ms. Dugle’s experience and expertise will be a valuable asset to the Board and to EOG.

The Board currently has ten members and, upon Mr. Day’s retirement from the Board in conjunction with the Annual Meeting, will have nine members.

Board Composition and Refreshment

As is further discussed below, in evaluating the composition of our Board and Board committees, our Nominating, Governance and Sustainability Committee seeks to achieve a balance of knowledge, experience and tenure as well as diversity in professional experience, skills and background and diversity in gender and race/ethnicity.

Our Board recognizes that periodic Board refreshment can help ensure that (i) fresh ideas and viewpoints are available to our Board and (ii) our Board composition appropriately serves EOG’s current and evolving strategic and operational needs. Accordingly, in the last five years, we have appointed four new candidates to our Board: Ms. Robertson (in 2019), Mr. Kerr (in 2020), Mr. Yacob (in 2021) and Ms. Dugle (in 2023).

With respect to director term limits, as is set forth in our Corporate Governance Guidelines, our Board believes that fixed term limits may result in EOG losing the valuable contributions and insights of our longer-tenured directors who have been able to develop, over time, in-depth knowledge of our business, operations, strategy and policies and, as a result, continue to make important contributions to our Board and Board committees. However, as is further discussed below, our Nominating, Governance and Sustainability Committee annually reviews and evaluates each director’s service on the Board and periodically reviews the composition of our Board and Board committees.

In addition, while EOG does not have a mandatory retirement age for directors, any director having reached 80 years of age shall discuss with the Chairman of the Board and the Nominating, Governance and Sustainability Committee, and the Nominating, Governance and Sustainability Committee shall affirmatively determine, whether it is appropriate for such director to stand for re-election as a director of the company at the end of his or her current term.

2023 PROXY STATEMENT    7

CORPORATE GOVERNANCE

We believe our director nominees bring a wealth of relevant experience and skills to the Board, as is illustrated in the skills and experience matrix set forth under “Item 1. Election of Directors” below. In addition, we believe our director nominees reflect an appropriate balance between newer and longer-tenured directors, as well as diversity in gender and race/ethnicity, as illustrated in the following charts (which are as of May 24, 2023, the date of our Annual Meeting).

Board and Committee Evaluation Process

Our Board recognizes that a robust evaluation process is an essential component of good corporate governance and Board effectiveness. Our Board and Board committees each conduct an annual self-evaluation to determine whether the Board and the committees are functioning effectively. The Nominating, Governance and Sustainability Committee is responsible for overseeing the Board’s annual self-evaluation. As part of its self-evaluation, each Board committee annually reviews and reassesses the adequacy of its responsibilities and recommends any proposed changes to the Board for approval. The annual self-evaluation processes facilitate constructive feedback and discussion at all levels of the Board, including with respect to Board composition and refreshment, and helps enhance the Board’s overall effectiveness and efficiency.

Director Independence

The Board has affirmatively determined that nine of our ten current directors, namely Mses. Clark, Dugle and Robertson and Messrs. Crisp, Daniels, Day, Gaut, Kerr and Textor, have no direct or indirect material relationship with EOG and thus meet the criteria for independence of Article III, Section 12 of our bylaws, which are available on our website at www.eogresources.com/company/board-of-directors, as well as the independence requirements of the NYSE and the SEC.

In assessing director independence, the Board considered, among other matters, the nature and extent of any business relationships, including transactions conducted, between (i) EOG and each director, (ii) EOG and an immediate family member of a director and (iii) EOG and any organization for which one of our directors or an immediate family member is a director or executive officer or with which one of our directors or an immediate family member is otherwise affiliated. Specifically, the Board considered, among other things, (1) various transactions in connection with the exploration and production of crude oil and natural gas, such as revenue distributions, joint interest billings, payments for midstream services (i.e., gathering, processing and transportation-related services) or oilfield services (including related equipment and supplies) and payments for crude oil and natural gas, between EOG and certain entities engaged in certain aspects of the oil and gas business for which one of our directors is a director or executive officer or is otherwise directly or indirectly affiliated, (2) any payments of dues or contributions to certain not-for-profit entities (such as trade associations) with which one of our directors or an immediate family member is affiliated and (3) any relationships (employment, contractual or otherwise) between EOG and immediate family members of directors.

Except with respect to Mr. Yacob, the Board has determined that all such relationships and transactions that it considered were not material relationships or transactions with EOG and did not impair the independence of our directors. The Board has determined that Mr. Yacob is not independent because he is our Chief Executive Officer (“CEO”).

8    EOG RESOURCES, INC.

CORPORATE GOVERNANCE

Director Skills and Experience Matrix; Director Diversity and Tenure Charts

Please see “Item 1. Election of Directors” below for a description of certain key skills and areas of experience that we believe are relevant to our business, and an accompanying matrix setting forth the skills and areas of experience possessed by each of our director nominees. Also included in “Item 1. Election of Directors” below (and above under “Board Composition and Refreshment”) are charts regarding the diversity and tenure of our director nominees.

Meetings

The Board held nine meetings during the year ended December 31, 2022.

Each director attended at least 75% of the total number of meetings of the Board and Board committees on which the director served. Our directors are expected to attend our annual meeting of stockholders. All of our then-current directors attended our 2022 annual meeting of stockholders.

Executive Sessions of Non-Employee Directors

Our Corporate Governance Guidelines provide that all non-management directors will meet in executive session at least quarterly, and the presiding director will preside at such sessions. The presiding director also has the authority to call, and establish the agenda for, additional meetings of the non-management directors.

Our non-employee directors held nine executive sessions during the year ended December 31, 2022. Mses. Clark and Robertson and Messrs. Crisp, Daniels, Day, Gaut, Kerr and Textor attended each of the nine executive sessions.

Mr. Day was appointed by the non-employee directors as the presiding director for the executive sessions in 2022, and Mr. Crisp has been appointed by the non-employee directors as the presiding director for executive sessions in 2023. Since being appointed to our Board in 2002, Mr. Crisp has developed extensive insight into, and knowledge of, our business and operations and, as presiding director for 2023, we believe he will serve a valuable role in the overall leadership of the Board by providing additional oversight of our management.

As discussed below, the presiding director is elected annually by and from the non-employee directors of our Board.

Board Leadership Structure

The Board does not have a policy on whether or not the roles of Chairman of the Board and CEO should be separate or combined and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The directors serving on our Board possess considerable professional and industry experience, significant and diverse experience as directors of both public and private companies and a unique knowledge of the challenges and opportunities that EOG faces. As such, the Board believes that it is in the best position to evaluate the needs of EOG and to determine how best to organize EOG’s leadership structure to meet those needs.

The Board believes that the most effective leadership structure for EOG at the present time is for Mr. Yacob to serve as both Chairman of the Board and CEO. This model makes clear that the Chairman of the Board and CEO is responsible for managing our business, under the oversight and review of our Board. This structure also enables our CEO to act as a bridge between management and the Board, helping both to act with a common purpose.

Further, we believe that combining the roles of Chairman of the Board and CEO enhances the Board’s administration of its risk oversight function because, through his role as Chairman of the Board, and based on his experiences with the daily management of our business as our CEO and previously as our President and in other leadership positions, Mr. Yacob provides the Board with valuable insight on risk oversight.

Mr. Yacob has been our Chairman of the Board and CEO since October 2022 and has been with EOG for over 17 years. Prior to becoming our Chairman of the Board and CEO, Mr. Yacob had served as CEO of the company from October 2021 through September 2022, and as President of the company from January 2021 through September 2021. Prior to January 2021, Mr. Yacob served in various leadership positions at EOG, including leadership positions in our Houston, Texas headquarters office and leadership positions in our Fort Worth, Texas

2023 PROXY STATEMENT    9

CORPORATE GOVERNANCE

and Midland, Texas offices, where he was instrumental in EOG’s successful exploration, development and exploitation of various key resource plays.

Since becoming an independent public company in August 1999, our stock price performance has significantly exceeded the collective performance of our peer group companies as well as the performance of the Dow Jones Industrial Average, the Nasdaq Composite Index and the Standard & Poor’s 500 Index (in each case, measured as of February 28, 2023), which we believe demonstrates the effectiveness of our Board’s determinations from time to time of the appropriate leadership structure for EOG.

The Board believes that there is substantial independent oversight of EOG’s management and a strong counterbalancing governance structure in place, as demonstrated by the following:

•

We have an independent presiding director. The presiding director is elected annually by and from the independent directors of our Board. Our Board believes that the presiding director serves a valuable role in the overall leadership of the Board by providing additional oversight of our management. The presiding director has clearly defined leadership authority and responsibilities, which are described in our Corporate Governance Guidelines and which include (i) presiding at all meetings of the Board at which the Chairman of the Board is not present as well as at executive sessions of the non-employee directors, (ii) serving as liaison between the Chairman of the Board and our other executive officers and our non-employee directors and (iii) briefing our Chairman of the Board and other executive officers, as needed or appropriate, on matters discussed in the executive sessions. Our presiding director establishes the agenda for the executive sessions of the non-employee directors and has the authority to call, and establish the agenda for, additional meetings of the non-employee directors. In addition, our presiding director is afforded direct and complete access to our CEO at any time as the presiding director deems necessary or appropriate, and he is available for direct communication with our stockholders as described under “Stockholder Communications with the Board” below.

•

We have a substantial majority of independent directors. Nine of our current ten directors meet the criteria for independence required by the NYSE, the SEC and our bylaws; only Mr. Yacob is deemed not independent. Our Corporate Governance Guidelines also provide that at least three-fifths of our directors must meet such independence standards.

•

Key committees are comprised solely of independent directors. Our Audit, Compensation and Human Resources and Nominating, Governance and Sustainability Committees are each comprised solely of independent directors. Each of our non-employee directors serves on each of the committees.

•

Non-employee directors meet regularly. Our non-employee directors typically meet in executive session without our employee director (Mr. Yacob) at each regularly scheduled Board meeting. Our non-employee directors held nine executive sessions during the year ended December 31, 2022. As noted above, such executive sessions are chaired by the independent presiding director.

•

We have annual director elections. Our stockholders provide balance to the corporate governance process in that each year each director is elected pursuant to the majority voting provisions in our bylaws. Our stockholders may also communicate directly with the presiding director or any other director, as described under “Stockholder Communications with the Board” below.

Board’s Role in Risk Oversight

Our Board retains primary responsibility for risk oversight. To assist the Board in carrying out its oversight responsibilities, members of our senior management report to the Board on areas of risk to our company. For example, to assist our Board in carrying out its oversight responsibilities with respect to climate change-related risks, members of our senior management report to our Board on our safety and environmental performance, climate-related scenario analyses, sustainability disclosures, and feedback from key stakeholders on ESG and other issues, in addition to reviewing trends and other industry information.

In addition, our Board committees consider specific areas of risk inherent in their respective areas of oversight and report to the full Board regarding their activities. For example, our Audit Committee periodically discusses with management our major financial risk exposures and the steps management has taken to monitor and control such exposures. Further, cybersecurity is an integral part of our risk management and an area of increasing focus for our Board and management. Accordingly, our Audit Committee also (i) oversees, and receives regular reports

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from our senior management regarding, EOG’s policies, strategies and initiatives for mitigating cybersecurity and information technology risks and (ii) receives reports from, and discusses with, our senior management any cybersecurity incidents we may experience.

Our Compensation and Human Resources Committee incorporates risk considerations, including the risk of losing key personnel and any risks that may be presented by our compensation policies and practices, as it evaluates the performance of our CEO and other executive officers, determines our executive compensation and evaluates our compensation policies and practices.

Our Nominating, Governance and Sustainability Committee focuses on issues relating to Board and Board committee composition and provides oversight with respect to environmental, social and governance (“ESG”) matters as well as our trade association and political activities.

Further, to ensure that our Board has a broad view of our overall risk management process, the Board regularly reviews our long-term strategic plans and the principal issues and risks that we may face, as well as the processes through which we identify, manage and mitigate risks.

Director Orientation and Continuing Education

In accordance with our Corporate Governance Guidelines, all new EOG directors participate in a company orientation program promptly after his or her election or appointment to our Board. Such orientation includes presentations by our senior management to familiarize new directors with our business and operations; our corporate governance structure and related policies; financial, accounting, internal audit, legal and financial reporting matters (including our risk management and compliance programs and policies); our investor relations and stakeholder engagement functions; and human capital management/human resources matters (including our compensation policies and practices).

Members of our senior management also present and discuss emerging topics with the Board throughout the year, including regulatory and corporate governance developments, risk management-related topics (such as cybersecurity) and ESG matters. Such continuing director education also includes outside speakers on selected topics, and we make available news articles and analyst publications relevant to EOG and the exploration and production industry to our directors on a periodic basis. In addition, our directors are invited to our annual management conference, at which our operations and headquarters personnel present on various topics relevant to EOG’s business and operations.

In addition, our Board encourages directors to pursue external continuing education opportunities with respect to the responsibilities of directors of public companies. As is stated in our Corporate Governance Guidelines, we will reimburse directors for reasonable expenses incurred in connection with such external continuing education.

Committees of the Board

The charter for each committee of the Board identified below is available on our website at www.eogresources.com/company/board-of-directors. Copies of the committee charters are also available upon written request to our Corporate Secretary.

Nominating, Governance and Sustainability Committee

The Nominating, Governance and Sustainability Committee, which is comprised exclusively of independent directors, is responsible for the following (among other matters), in each case in consultation with the Board and each of the Board committees:

•	identifying prospective qualified candidates to fill vacancies on the Board;

•	considering any director nominees recommended by our stockholders pursuant to the procedures set forth in our bylaws (“proxy access” nominees);

•	recommending director nominees (including chairpersons) for each of our committees;

•	developing and recommending appropriate corporate governance guidelines;

•	providing oversight and guidance with respect to ESG and human rights matters;

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•	engaging with management regarding our ESG activities and human rights matters;

•	providing oversight with respect to our trade association and political activities;

•	reviewing our annual Sustainability Report; and

•	overseeing the self-evaluation of the Board.

In considering individual director nominees and Board committee appointments, our Nominating, Governance and Sustainability Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist EOG in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating, Governance and Sustainability Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race/ethnicity and gender) as a whole and does not necessarily attribute greater weight to any one attribute. Further, diversity in professional experience, skills and background, and diversity in race/ethnicity and gender, are just a few of the attributes that the Nominating, Governance and Sustainability Committee takes into account.

While there are no specific minimum requirements that the Nominating, Governance and Sustainability Committee believes must be met by a prospective director nominee (other than the general requirements of our Corporate Governance Guidelines discussed below with respect to director age, director independence and director service on the boards of directors of other public companies), in evaluating prospective candidates, the Nominating, Governance and Sustainability Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills as well as other credentials and qualifications, including, but not limited to, the credentials and qualifications set forth in our Corporate Governance Guidelines. In addition, the Nominating, Governance and Sustainability Committee will consider whether such individual is willing and able to commit the time necessary for Board and Board committee service.

Furthermore, the Nominating, Governance and Sustainability Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals who can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and of the oil and gas industry.

Upon Mr. Day’s retirement from the Board in conjunction with the Annual Meeting, our Board will have nine directors. While our Board has no current plans to increase its size, if, in the future, the Board determines that it is appropriate to add a director, the Nominating, Governance and Sustainability Committee will, pursuant to its charter, take into account diversity in professional experience, skills and background, diversity in race/ethnicity and gender, the credentials and qualifications set forth in our Corporate Governance Guidelines and the other attributes and factors described above, in evaluating candidates for such directorship.

Our Corporate Governance Guidelines, which are available at www.eogresources.com/company/board-of-directors, mandate that:

•

any director having reached 80 years of age, and each year thereafter, shall discuss with the Chairman of the Board and the Nominating, Governance and Sustainability Committee, and the Nominating, Governance and Sustainability Committee shall affirmatively determine, whether it is appropriate for such director to stand for re-election as a director of the company at the end of his or her current term;

•	at least three-fifths of our directors must meet the criteria for independence required by the NYSE, the SEC and our bylaws; and

•	no non-employee director may serve on the board of directors of more than four other public companies, and our CEO may not serve on the board of directors of more than two other public companies.

As an alternative to term limits for directors, the Nominating, Governance and Sustainability Committee annually reviews each director’s continuation on the Board and regularly assesses the appropriate size of the Board. Our Board and the Nominating, Governance and Sustainability Committee also regularly review the composition, performance and skill sets of the Board and Board committees. In deciding what the Board’s

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priorities should be for further refreshment, we take into account the results of the Board evaluations; the current composition of the Board; the areas of experience, skill sets and diversity of our directors; and the attributes of potential director candidates.

The Board and the Nominating, Governance and Sustainability Committee also actively seek to create a pipeline of individuals qualified to become Board members, including candidates with diverse ethnic and racial backgrounds and gender diversity.

The Nominating, Governance and Sustainability Committee uses a variety of methods for identifying and evaluating director nominees and considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating, Governance and Sustainability Committee through current or former directors, members of executive management, other sources of referral or EOG’s contacts in the business and other professional communities. These candidates may be evaluated at regular or special meetings of the Nominating, Governance and Sustainability Committee and may be considered at any point during the year.

When appropriate and at its discretion, the Nominating, Governance and Sustainability Committee may retain a search firm to assist in identifying candidates for the Board. In such instance, and consistent with the charter of the Nominating, Governance and Sustainability Committee and our Corporate Governance Guidelines, such search firm will be affirmatively instructed to include qualified women and minority candidates for consideration by the Board and the Nominating, Governance and Sustainability Committee.

In addition, the Nominating, Governance and Sustainability Committee will consider nominees recommended by stockholders in accordance with the procedures outlined under “Stockholder Proposals and Director Nominations — Nominations for 2024 Annual Meeting of Stockholders and for Any Special Meetings of Stockholders” below. The Nominating, Governance and Sustainability Committee will evaluate such nominees according to the same criteria, and in the same manner, as any other director nominee.

The Nominating, Governance and Sustainability Committee held four meetings during the year ended December 31, 2022. The Nominating, Governance and Sustainability Committee is currently comprised of Mses. Clark (Chairperson), Dugle and Robertson and Messrs. Crisp, Daniels, Day, Gaut, Kerr and Textor.

Audit Committee

The Audit Committee, which is comprised exclusively of independent directors, is responsible for the oversight of our accounting and financial reporting processes, the audits and reviews of our financial statements and the performance of our internal audit function and independent petroleum consultants.

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate (as required by NYSE rules) and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Board has also determined that Mr. Gaut, an independent director since October 2017 and the Chairman of our Audit Committee since February 2022, Ms. Clark, an independent director since January 2014 and the Chairperson of our Audit Committee from February 2015 until February 2022, Mr. Textor, an independent director since May 2001 and the Chairman of our Audit Committee from May 2001 until February 2015, and Mr. Kerr, an independent director since October 2020, each (1) have accounting or related financial management expertise in accordance with the requirements of the NYSE and (2) are an “audit committee financial expert” (as defined in the SEC rules) because each has the following attributes: (A) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (B) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (C) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of accounting issues that can reasonably be expected to be raised by our financial statements; (D) an understanding of internal controls over financial reporting; and (E) an understanding of audit committee functions. Each of Ms. Clark and Messrs. Gaut, Textor and Kerr has acquired these attributes by means of having held various positions that provided relevant experience, as described in each director’s biographical information under “Item 1. Election of Directors” below, and, in the case of Ms. Clark, by further having served as Chairperson of our Audit Committee from February 2015 until February 2022 and Mr. Textor, by further having served as Chairman of our Audit Committee from May 2001 until February 2015.

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CORPORATE GOVERNANCE

The Audit Committee has sole and direct authority, at its discretion and at our expense, to appoint, compensate, oversee, evaluate and terminate our independent auditors and any other registered public accounting firms engaged to perform audit, review or attest services for EOG, and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices and our system of internal controls. In addition, the Audit Committee provides oversight of our guidelines and policies with respect to business conduct and ethics, risk assessment and risk management (including cybersecurity risks, as further discussed above under “Board’s Role in Risk Oversight”). Further the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee. The Audit Committee also reviews and approves the annual Report of the Audit Committee that is included in this proxy statement.

The Audit Committee held eight meetings during the year ended December 31, 2022 and is currently comprised of Messrs. Gaut (Chairman), Crisp, Daniels, Day, Kerr and Textor and Mses. Clark, Dugle and Robertson.

Compensation and Human Resources Committee

The Compensation and Human Resources Committee, which is comprised exclusively of independent directors, is responsible for the administration of our stock compensation plans and for the evaluation and determination of the compensation arrangements for our executive officers and directors. The Compensation and Human Resources Committee is also responsible for the oversight and review of the company’s human capital management matters and related strategies, programs, policies and procedures. Further, the Compensation and Human Resources Committee is responsible for reviewing the disclosures in our Compensation Discussion and Analysis and providing the annual Compensation and Human Resources Committee Report, both of which are included in this proxy statement. Please refer to “Compensation Discussion and Analysis — Compensation Process” and “Director Compensation and Stock Ownership Guidelines” below for a discussion of the Compensation and Human Resources Committee’s procedures and processes for making executive officer and non-employee director compensation determinations. In addition, the Compensation and Human Resources Committee is responsible for reviewing the relationship between our risk management policies and compensation policies and practices and making a determination as to whether any of our compensation policies or practices expose us to risks.

The Compensation and Human Resources Committee is authorized, at its discretion and at our expense, to retain, oversee, obtain the advice of, compensate and terminate such compensation consultants and other advisors as the Compensation and Human Resources Committee deems necessary to assist with the execution of its duties and responsibilities, and is responsible for assessing the independence of any such consultants or advisors and whether any such consultant or advisor has a conflict of interest in respect of its engagement by the Compensation and Human Resources Committee. All of the members of the Compensation and Human Resources Committee qualify as “Non-Employee Directors” under Rule 16b-3 under the Exchange Act.

The Compensation and Human Resources Committee held four meetings during the year ended December 31, 2022 and is currently comprised of Mses. Robertson (Chairperson), Clark and Dugle and Messrs. Crisp, Daniels, Day, Gaut, Kerr and Textor.

Compensation Committee Interlocks and Insider Participation

Mses. Robertson (Chairperson), Clark and Dugle and Messrs. Crisp, Daniels, Day, Gaut, Kerr and Textor serve as members of the Compensation and Human Resources Committee and none of them is a current or former officer or employee of EOG. During the year ended December 31, 2022, none of our executive officers served as a director or member of the compensation committee (or other committee of the board performing equivalent functions) of another entity where an executive officer of such entity served as a director of EOG or on our Compensation and Human Resources Committee.

Stockholder Communications with the Board

Pursuant to the process adopted by the Board, our stockholders and other interested parties may communicate with members of the Board by submitting such communications in writing to our Corporate

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Secretary (Michael P. Donaldson), who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received in a log established for that purpose, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Corporate Secretary will not open the communication, but will note the date the communication was received in a log established for that purpose and promptly forward the communication to the director(s) to whom it is addressed. Further information regarding this process can be found on our website at www.eogresources.com/company/board-of-directors.

Our stockholders and other interested parties can also communicate directly with the presiding director for the executive sessions of the non-employee directors, or the non-employee directors as a group, using the same procedure outlined above for general communications with the Board, except any such communication should be addressed to the presiding director or to the non-employee directors as a group, as appropriate.

Environmental, Social and Governance Matters

Engagement with Stockholders

As stated in our prior public disclosures, EOG is committed to open, collaborative communications with our stockholders; transparency; providing our stockholders with the ability to effectively voice their opinions; being accountable to our stockholders; and operating in an environmentally responsible and safe manner.

Pursuant to these commitments, we have, over the last several years, engaged in, and continue to engage in, substantial, collaborative discussions and correspondence with various EOG stockholders regarding a range of ESG matters. In addition, we have maintained a productive, ongoing dialogue with our investors regarding our public disclosures addressing a range of ESG topics. EOG intends to continue engaging in such discussions and correspondence with our stockholders and to periodically update and expand our related public disclosures, as needed.

2021 Sustainability Report

As evidence of our continuing commitment, EOG published our 2021 Sustainability Report in October 2022. Like our previous Sustainability Reports, our 2021 Sustainability Report reflects the contributions of many employees across multiple functions throughout the company and, we believe, is a great example of EOG’s multi-disciplinary teamwork and culture and our commitment to sustainability.

Our 2021 Sustainability Report details our 2021 activities and accomplishments, progress toward near-term emissions targets, and areas where we are focused moving forward. The 2021 Sustainability Report also reflects our ongoing commitment to enhancing our ESG-related disclosures and transparency. Subjects featured highlight EOG’s decentralized structure and focus on fostering innovation.

Our 2021 Sustainability Report and our 2021 EEO-1 report are each available in the “Sustainability” section of our corporate website. Our 2022 Sustainability Report (to be published in the second half of 2023) will contain updated narrative and quantitative disclosures regarding our ESG-related activities. In addition, our 2022 EEO-1 report, to be filed later this year, will be made available on our corporate website.

2023 ESG Goals for Executive Compensation

As further discussed in the “Compensation Discussion and Analysis” section below, as part of our compensation program, EOG’s executive officers are eligible to receive annual bonuses under the EOG Resources, Inc. Amended and Restated Annual Bonus Plan (“Annual Bonus Plan”) based on the achievement of financial, strategic, operational and organizational goals established by the Compensation and Human Resources Committee.

These performance goals have historically included ESG-related goals focused on improving our strong safety and environmental record. Based on its review of our compensation program and stockholder feedback, in 2020, the Compensation and Human Resources Committee established a separately weighted ESG-related goal for 2020 performance — specifically, the reduction of each of our GHG, methane and flaring emissions intensity rates, total recordable incident rate and oil spill rates for 2020 below 2019 levels.

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CORPORATE GOVERNANCE

In 2021, the Compensation and Human Resources Committee added a new performance metric to the separately weighted ESG-related goal, specifically the increase of our wellhead gas capture rate for 2021 above the 2020 level and increased the weighting of the ESG-related goal for 2021 from 5% to 7.5%. And in 2022, the Compensation and Human Resources Committee again established a separately weighted ESG-related goal to evaluate our 2022 performance — specifically, the reduction of each of our GHG, methane and flaring emissions intensity rates for 2022 below 2021 levels, total recordable incident rate and oil spill rates for 2022 below the prior three-year averages and a wellhead gas capture rate for 2022 of 99.8% or higher. In addition, the Compensation and Human Resources Committee again increased the weighting of the ESG-related goal for 2022 — from 7.5% to 10%.

To evaluate our 2023 performance, the Compensation and Human Resources Committee has established a separately weighted ESG-related goal encompassing our total recordable incident rate, oil spill and oil recovery rates, GHG, methane and flaring emissions intensity rates and wellhead gas capture rate, in each case for 2023. In addition, the Compensation and Human Resources Committee again increased the weighting of the ESG-related goal for 2023 — from 10% to 15%.

Please see the “Glossary of Terms” included in Annex A for definitions of certain of the terms used above.

Codes of Conduct and Ethics and Corporate Governance Guidelines

Pursuant to NYSE and SEC rules, we have adopted a Code of Business Conduct and Ethics (“Code of Conduct”) that applies to all of our directors, officers and employees, and a Code of Ethics for Senior Financial Officers (“Code of Ethics”) that applies to our principal executive officer, principal financial officer, principal accounting officer and controllers.

You can access our Code of Conduct and Code of Ethics on our website at www.eogresources.com/company/board-of-directors, and any stockholder who so requests may obtain a copy of our Code of Conduct or Code of Ethics by submitting a written request to our Corporate Secretary (Michael P. Donaldson). We intend to disclose any amendments to our Code of Conduct or Code of Ethics and any waivers with respect to our Code of Conduct or Code of Ethics granted to our principal executive officer, our principal financial officer, our principal accounting officer, any of our controllers or any of our other employees performing similar functions on our website at www.eogresources.com within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Conduct or our Code of Ethics to any such officers or employees or to any of our directors.

Further, we have adopted, pursuant to NYSE rules, Corporate Governance Guidelines, which may be accessed on our website at www.eogresources.com/company/board-of-directors. Any stockholder may obtain a copy of our Corporate Governance Guidelines by submitting a written request to our Corporate Secretary (Michael P. Donaldson).

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Report of the Audit Committee

In connection with the fiscal year 2022 audited financial statements of EOG Resources, Inc. (“EOG”), the Audit Committee of the Board of Directors of EOG, during its February 2023 meeting, (1) reviewed and discussed the audited financial statements with EOG’s management; (2) discussed with EOG’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the United States Securities and Exchange Commission; (3) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by EOG’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements for fiscal year 2022 be included in EOG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the United States Securities and Exchange Commission.

AUDIT COMMITTEE[1]

C. Christopher Gaut, Chairman
Janet F. Clark
Charles R. Crisp
Robert P. Daniels
James C. Day
Michael T. Kerr
Julie J. Robertson
Donald F. Textor

Compensation and Human Resources Committee Report

The Compensation and Human Resources Committee, in connection with its February 2023 meeting, has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. Based on such review and discussions, the Compensation and Human Resources Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the Compensation Discussion and Analysis be included in the proxy statement relating to the 2023 Annual Meeting of Stockholders.

COMPENSATION AND HUMAN RESOURCES COMMITTEE

Julie J. Robertson, Chairperson
Janet F. Clark
Charles R. Crisp
Robert P. Daniels
James C. Day
Lynn A. Dugle
C. Christopher Gaut
Michael T. Kerr
Donald F. Textor

[1]	Ms. Dugle was appointed to the Audit Committee effective March 1, 2023, subsequent to the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 with the SEC.

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Compensation Discussion and Analysis

In this Compensation Discussion and Analysis section, in the executive compensation tables and notes thereto in the “Executive Compensation” section below and elsewhere in this proxy statement, “Named Executive Officers” or “NEOs” refers to the following individuals:

Name	Job Title

Ezra Y. Yacob	Chairman of the Board and Chief Executive Officer

Lloyd W. Helms, Jr.	President and Chief Operating Officer

Timothy K. Driggers	Executive Vice President and Chief Financial Officer

Michael P. Donaldson	Executive Vice President, General Counsel and Corporate Secretary

Kenneth W. Boedeker	Executive Vice President, Exploration & Production

Mr. Yacob was appointed Chairman of the Board effective October 4, 2022.

Additionally, (1) “peer group,” “peer companies,” “peer group companies” or similar phrases refers to the companies identified under “Compensation Process — Compensation Assessment Tools” below, except as otherwise specified or indicated herein; and (2) certain of the measures referenced below and identified with an asterisk (*) are non-GAAP measures, for which reconciliations to comparable GAAP measures and related definitions and discussion are included in Annex A. A glossary of certain terms is also included in Annex A.

Executive Summary

This Compensation Discussion and Analysis focuses on EOG’s 2022 compensation programs, actions and outcomes relative to our 2022 performance. The Compensation and Human Resources Committee (“Compensation Committee”) believes that our executive management team continues to foster a unique culture that has firmly established EOG as a leader in the exploration and production industry and supports our strategy to maximize long-term stockholder value. Our decentralized structure and “pleased but not satisfied” culture encourage innovation and create a sustainable competitive advantage for EOG. In addition, our focus on “premium” wells positions EOG as the industry leader in creating sustainable value through industry cycles. We are committed to being among the lowest-cost, highest-return and lowest-emissions producers, playing a significant role in the long-term future of energy. Our key strategic priorities include:

•

Returns-Focus. Our “premium” well strategy, which is anchored to a 30% direct after-tax rate of return* at flat $40/Bbl WTI oil and $2.50/Mcf HH natural gas prices, sets the most stringent investment hurdle rate in the industry.

•	Disciplined Growth. We are focused on optimizing our investment to support continuous improvement across our multi-basin portfolio.

•

Significant Free Cash Flow. Our low cost structure and pristine balance sheet support a growing regular dividend and the generation of additional free cash flow*, underpinned by our commitment to returning a minimum of 60% of annual free cash flow* to stockholders.

•

Sustainability. As a leader in the oil and gas industry, we want to be on the forefront of sustainable business practices and innovation and be part of the long-term energy solution. Based on our continued commitment to strong safety and environmental performance, we continue to increase the weighting of our ESG-related goals in our Annual Bonus Plan – up to 15% for 2023 performance (from 10% for 2022 performance).

•

Culture. Our decentralized structure provides a focus on organic exploration, being a first mover to secure high-quality assets at low cost, and strong operational execution fostered by innovation and technology resulting in drilling and completion efficiencies that drive sustainable cost reductions and higher margins.

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COMPENSATION DISCUSSION AND ANALYSIS

In 2022, we delivered on our strategy to create sustainable value for stockholders with outstanding operational performance and financial results. The following are key highlights of our achievements in 2022:

•	Realized company record 36% return on capital employed (“ROCE”)* (calculated based on non-GAAP adjusted net income).

•

Generated over $7.6 billion of free cash flow* and strengthened what was already one of the best balance sheets in the industry, reducing net debt* by nearly $800 million and ending the year with a net debt-to-total capitalization ratio* of negative 3.7%.

•

Returned $5.1 billion of cash to stockholders with the regular dividend and four special dividends in 2022. Also increased the regular dividend rate by 10% in 2022 compared to the regular dividend rate at the end of 2021.

•	Earned a 38% all-in after-tax rate of return* on capital expenditures based on our “premium” price deck of flat $40/Bbl WTI oil and $2.50/Mcf HH natural gas prices.

•

Continued our commitment to sustainability and long-term energy solutions with reductions in our methane emissions percentage and GHG and flaring intensity rates and improvement in our wellhead gas capture rate (in each case, based on preliminary estimates of 2022 metrics).

•

Recognized as a 2022 Top Workplace by the Houston Chronicle (13 years running), the San Antonio Express-News (10 years running), The Oklahoman (10 years running) and the Albuquerque Journal (3 years running).

The Compensation Committee viewed EOG’s 2022 performance as exceptional. Overall, operational and financial results exceeded 2022 objectives and we delivered 2022 total stockholder return (“TSR”) of 57%.

2022 and 2023 Executive Compensation Decisions and Program Enhancements

Our Compensation Committee took the following key actions in 2022 and in 2023 (to-date) to recognize EOG’s results, strengthen the linkage between NEO compensation and organizational performance, and enhance NEOs’ alignment with stockholders’ interests. These actions are discussed in more detail below:

•	In February 2022, increased 2022 base salaries for the NEOs by 4% to maintain alignment with the competitive market (as described below).

•	Formally established a maximum payout cap on annual bonuses awarded to NEOs of 200% of target, effective beginning with the 2022 performance year.

•

Demonstrated our long-term commitment to industry-leading returns by introducing an absolute ROCE* modifier for our 2022 performance-based long-term incentive awards (with overall payout capped at 200%).

•

Introduced a negative TSR cap for our 2022 performance-based long-term incentive awards whereby overall payout is capped at target if EOG’s absolute TSR is negative over the three-year performance period.

•

Awarded annual stock grants consisting of performance units and restricted stock/RSUs. The Compensation Committee did not grant SARs to NEOs in 2022 to better align our officers with total returns to stockholders (both dividends and stock price appreciation).

•

Approved vesting of 50% of 2019 performance unit awards covering the three-year performance period from January 1, 2020 to December 31, 2022, based on EOG’s relative TSR ranking against the peers for this period.

•	Awarded annual bonuses equal to 145% of target to our NEOs for 2022 performance (as described below).

•	Increased weighting of ESG performance objectives in the 2023 annual bonus plan by 5%, to 15%.

•	Increased the aggregate weighting on quantitative measures in the 2023 annual bonus plan by 7.5%, to 70%.

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COMPENSATION DISCUSSION AND ANALYSIS

Summary of Pay and Performance Alignment

Our compensation program is designed to align our executives’ long-term realizable pay with long-term performance, with a significant weighting on long-term incentives that are tied to the stock price returns our stockholders experience.

The following charts illustrate that the largest portion of target compensation for our NEOs as of December 31, 2022 is in long-term equity compensation, consistent with our belief that our executive compensation program should be heavily influenced by our absolute stock price performance to further align the interests of our NEOs with those of our stockholders. In the case of performance units, the largest single component of our program, compensation is further influenced by relative stock price performance compared to our peers and the broader market and, new for our 2022 performance unit awards, our ROCE* performance.

In addition, each of our NEOs owns a substantial amount of our stock, in accordance with our stock ownership guidelines applicable to our executive officers and senior management (see “Other Compensation Matters — Stock Ownership Guidelines” below).

Stockholder Engagement and 2022 Say-on-Pay Vote

The Compensation Committee values the feedback of our stockholders. While we believe that the 2022 say-on-pay vote result of approximately 92% approval reflects strong stockholder support for our compensation programs, we regularly seek opportunities to engage with our stockholders and solicit their feedback on our incentive program design and overall executive compensation structure. During the course of our stockholder conversations in 2022, our stockholders expressed overall support for our compensation programs and pay-for-performance design.

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COMPENSATION DISCUSSION AND ANALYSIS

Key Compensation Program Features

Our program continues to reflect an alignment with current governance trends, while maintaining a competitive compensation design to appropriately reward our executive officers for their contribution to the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value. Certain best practice, stockholder-friendly elements of our compensation program are described below.

Compensation Program Best Practices

✓	Strong pay-for-performance linkage between company performance, individual performance and executive compensation outcomes

✓	Significant performance-based pay structure for our NEOs

✓	Structured Annual Bonus Plan, including bonus targets and metric weightings, tied to key financial, strategic, operational and organizational goals

✓	Majority of Annual Bonus Plan goals tied to returns, cash flow, ESG-related goals and stock price performance

✓	Maximum payout opportunity of 200% for Annual Bonus Plan (new for 2022)

✓	Long-term incentive program with majority of program tied to relative TSR against industry peers and broader market and absolute ROCE* (new for 2022)

✓	Maximum payout opportunity of 200% for performance awards

✓	Performance awards may not be earned above target (100%) if EOG’s absolute TSR over the three-year performance period is negative (new for 2022)

✓	Meaningful stock ownership by, and stock ownership guidelines for, the NEOs

✓	Minimal perks and limited supplemental pension benefits

✓	No employment agreements

✓	No single-trigger change-in-control severance benefits or excise tax gross-ups

✓	Anti-hedging and insider trading policies in place

✓	Engagement of an independent compensation consultant reporting to the Compensation Committee

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Objectives

Our executive compensation program is designed to attract and retain a highly qualified and motivated management team and appropriately reward individual executive officers for their contributions to the achievement of our key short-term and long-term goals. The Compensation Committee is guided by the following key principles in determining the compensation of our CEO and other NEOs:

Objective	Compensation Program Attributes
Competitive and Market-Based

• Target compensation opportunities reference the middle range of our peer group, while also considering general industry market data, job scope and individual situations

• Three-year vesting periods enhance the long-term retention of our NEOs

Pay for Company Performance

• Compensation opportunities are designed to reward our executive officers for achieving our critical financial, strategic, operational and organizational goals

• Performance-based design incentivizes the achievement of a balance of short- and long-term business objectives, key to positioning EOG for long-term success

• When goals are not achieved, compensation opportunities will result in below-target outcomes

Pay for Individual Performance	• NEOs are held accountable for achievement of individual performance goals • If individual performance goals are not achieved, compensation opportunities may result in below-target outcomes
Aligned with Stockholder Interests

• Long-term incentive awards comprised of performance units and restricted stock/RSUs make up a significant portion of each NEO’s compensation opportunity

• 80% of CEO pay is directly linked to stock price performance

• NEOs are subject to stock ownership requirements

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COMPENSATION DISCUSSION AND ANALYSIS

Each of the components of our executive compensation program plays a unique role in meeting our compensation objectives:

Compensation Element	Role in Total Compensation
Base Salary	• Provides a competitive level of fixed compensation based on the individual’s role, experience, qualifications and performance
Annual Bonus

• Aligns NEO compensation with our annual financial, strategic, operational and organizational performance

• Recognizes individual contributions to our annual performance

• Communicates the Board’s evaluation of our annual performance

Long-Term Incentives — Performance Units and Restricted Stock/RSUs

• Aligns NEO compensation with sustained long-term value creation

• Creates a meaningful and sustained ownership stake in EOG

• Fosters retention through forfeitable awards

• Requires competitive stock performance against both industry and broader-market benchmarks as well as strong ROCE* performance to achieve or surpass targeted compensation levels

Post-Termination Compensation and Benefits	• Provides a competitive level of income protection
Benefits — Retirement, Health and Welfare	• Provides financial security for various life events (e.g., disability or death) • Matches benefits generally provided to other EOG employees

Compensation Process

During each year, the Compensation Committee periodically reviews our executive compensation program and determines whether each component continues to promote our compensation objectives.

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COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee’s Decision-Making Process

The Compensation Committee oversees a rigorous process to set performance goals, evaluate progress toward such goals, monitor external trends, measure competitiveness and determine compensation outcomes. The Compensation Committee meets at least once per calendar quarter, with standing agenda items that support a disciplined process and address the responsibilities outlined in the Compensation Committee’s charter.

Quarter	Agenda Items

First Quarter

• Discuss final company, CEO and NEO performance reviews for prior year

• Approve annual bonus payouts for prior year based on audited financial results against pre-established goals

• Establish NEO base salaries for new year

• Approve company and CEO financial, strategic, operational and organizational goals for new year

• Evaluate and approve benchmarking peer group

Second Quarter	• Participate in annual stockholder meeting and review voting results • Review of governance trends and industry compensation updates • Assess progress toward goals
Third Quarter	• Review of industry and broad market compensation data and external compensation trends • Approve and award annual long-term incentive awards • Assess progress toward goals
Fourth Quarter

• Early view of full-year company performance

• Review stock ownership guidelines applicable to non-employee directors and officers and assess compliance with guidelines

• Review of human capital management metrics and trends

Role of Chief Executive Officer and Other Officers

The Compensation Committee considers input from our CEO in making determinations regarding our executive compensation program and the individual compensation of each executive officer, other than our CEO. Our CEO meets with each executive officer at the beginning of the year to identify and discuss individual performance goals related to the executive officer’s expected contribution to the achievement of our performance goals for the upcoming year.

Our CEO provides performance feedback to each executive officer throughout the year. Our CEO and his officer team also provide information to the Compensation Committee regarding the performance of the company for the Compensation Committee’s determination of annual bonuses. The Compensation Committee makes the final determination of NEO compensation. Our CEO makes no recommendations regarding, and does not participate in discussions about, his own compensation.

Role of Independent Consultants

For 2022, the Compensation Committee continued its engagement of Meridian Compensation Partners LLC (“Meridian”) as its independent compensation consultant. Meridian reports solely to the Compensation Committee, and the Compensation Committee determines the scope of Meridian’s engagement, which includes:

•	Attending and participating in meetings of the Compensation Committee.

•	Providing input into compensation program design discussions and individual compensation actions, as needed.

•	Providing benchmarking (e.g., peer company and general industry) data on executive compensation for the Compensation Committee to use in its decision-making process.

•	Reviewing and providing feedback on our SEC filings relating to executive compensation, including our Compensation Discussion and Analysis disclosures.

•	Keeping the Compensation Committee apprised of trends and other developments affecting executive compensation.

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COMPENSATION DISCUSSION AND ANALYSIS

Meridian meets periodically with members of our management in carrying out these duties. The Compensation Committee has evaluated the independence of Meridian based on the SEC’s factors affecting independence and has concluded that Meridian is independent and that there are no conflicts of interest associated with Meridian’s engagement.

In addition, in 2022, the Compensation Committee engaged Frederic W. Cook & Co., Inc. (whom the Compensation Committee determined to be independent) to review our long-term incentive program and provide related recommendations.

Compensation Assessment Tools

In order to attract, motivate and retain talented executive officers, we must ensure that our executive compensation program remains competitive with the types and ranges of compensation paid by our peer companies who compete for the same executive talent. On an annual basis, the Compensation Committee reviews and discusses compensation data for our CEO and our other NEOs as compared to compensation data for similarly situated executive officers at peer companies selected by the Compensation Committee.

The Compensation Committee selects peer companies with similar market capitalizations and similar lines of business to EOG (i.e., independent exploration and production companies). The peer group changes from time to time as a result of fluctuations in company size, changes in the business lines of our peers, acquisitions, developments in the oil and gas industry and other factors.

In February 2022, the Compensation Committee conducted its annual review of the peer group with the assistance of Meridian. No changes were made to the core benchmarking peer group for 2022. The Compensation Committee considered the following peer group of eight companies to evaluate 2022 compensation decisions:

2022 Peer Group

APA Corporation	ConocoPhillips	Devon Energy Corporation

Diamondback Energy, Inc.	Hess Corporation	Marathon Oil Corporation

Occidental Petroleum Corporation	Pioneer Natural Resources Company

	Enterprise Value (MM)(a)	Market Cap (MM)(a)	Total Assets (MM)(a)
EOG Resources, Inc.	$73,409	$71,175	$38,139

Relative Percentile Rank Position	75%	88%	75%

(a)	Enterprise Value and Market Cap are as of September 16, 2022 and Total Assets is based on most recent annual or quarterly public disclosure as of September 16, 2022.

As indicated above, as of September 2022, EOG was at or above the 75th percentile of this peer group in terms of enterprise value, market capitalization and total assets.

In September 2022, Meridian provided the Compensation Committee with a Top Officer Benchmarking Study based on Meridian’s 2022 North America Oil and Gas Exploration & Production Compensation Survey. The report provided information on the amounts, opportunities and forms of compensation used across our peer group. As a secondary reference, the Compensation Committee also reviewed data from a broader group of oil and gas exploration and production companies of varying sizes in addition to general industry compensation survey data.

Executive Compensation Program for 2022

The following discussion describes the components of our executive compensation program and explains how we determined the amounts for our NEOs.

Base Salary

The following table presents the base salaries for each of our NEOs as of December 31, 2021 and 2022, respectively. In 2022, the Compensation Committee took the following actions in regards to base salaries:

•	Increased base salaries of all NEOs by 4% in February 2022 to maintain alignment with the competitive market.

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COMPENSATION DISCUSSION AND ANALYSIS

•	In connection with his appointment as Chairman of the Board (effective October 4, 2022), increased Mr. Yacob’s base salary to $1,000,000 to better align with the peer group market data.

Name	Base Salary as of 12/31/2021	Base Salary as of 12/31/2022

Ezra Y. Yacob	$800,000	$1,000,000

Lloyd W. Helms, Jr.	$735,000	$765,000

Timothy K. Driggers	$670,000	$695,000

Michael P. Donaldson	$670,000	$695,000

Kenneth W. Boedeker	$428,000	$445,000

Annual Bonus

Our CEO and other NEOs are eligible to receive annual bonuses under the Annual Bonus Plan. The Compensation Committee believes that a subjective determination utilizing specific weighted metrics for bonus funding based on a retrospective evaluation of performance against goals yields the most appropriate bonus outcome. The Compensation Committee also believes that setting specific performance goals in advance helps establish important benchmarks and communicates our top priorities to our NEOs and employees. Pursuant to the Annual Bonus Plan (and as discussed above), bonus payouts for NEOs are capped at 200% of target.

In addition to, or instead of, the categories of performance goals listed below, the Compensation Committee in the future may establish performance goals based on other financial and strategic measures as well as goals with respect to operational and organizational execution relevant to our annual operating plan. Further, in a commodity business like ours, certain performance goals can lose their relevance with material fluctuations in commodity prices. In addition, strict adherence to established performance goals may also prevent us from modifying our business strategy during the year as appropriate. Accordingly, the Compensation Committee has the discretion to revise or modify the performance goals during the year to address material fluctuations in commodity prices, changes to our operating plan or business strategy and other factors.

The Compensation Committee established the following goals and weightings to evaluate our 2022 performance, including quantitative goals related to financial and strategic performance weighted 62.5% in total. These quantitative financial and strategic performance goals represented the heaviest-weighted goals for our 2022 performance and included five (5) goals related to returns, free cash flow*, stock price-related performance and ESG-related performance.

Ten (10) goals with respect to our operational and organizational execution, weighted 37.5% in total, encompassed our other goals, including goals with respect to finding costs, capital efficiency, furthering our returns-focused drilling strategy, achieving certain operational and unit cost targets, maintaining peer leadership in our crude oil price realizations, well inventory and acreage additions, effective risk management and supporting EOG’s unique culture.

The Compensation Committee evaluated and scored each goal, within a range of 0% to 200% of target, with performance exceeding target scored above 100% and below-target performance scored below 100%.

In determining the overall result for the goals with respect to our operational and organizational execution, the Compensation Committee evaluated the results for each of the 10 goals individually as well as collectively, with a focus on performance that supports our returns-focused strategy. The Compensation Committee then made an assessment of our overall performance in respect of such goals, utilizing the same range of 0% to 200% of target (with collective performance exceeding the targets encompassed in such goals to be scored above 100% and below-target collective performance to be scored below 100%).

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COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee’s assessment of our performance against the goals is provided below.

Performance Goal	Weight	Assessment	Result
Achieve 35% all-in after-tax rate of return* on total capital expenditures based on “premium” price deck of flat $40/Bbl WTI oil and $2.50/Mcf HH natural gas prices	15%	Achieved a 38% all-in after-tax rate of return*	Exceeded
Achieve 25% ROCE*	15%	Achieved 36% ROCE* (calculated based on non-GAAP adjusted net income)	Significantly exceeded
Generate free cash flow* of $6 billion before dividends	15%	Generated $7.6 billion of free cash flow*	Significantly exceeded
Achieve top four in peer group in absolute stock price performance and forward-year cash flow multiple	7.5%	Finished sixth out of nine peers in absolute stock price performance and third out of nine peers in forward-year cash flow multiple	Did not achieve top four status relative to absolute stock price performance, but achieved goal relative to forward-year cash flow multiple
Improve strong safety and environmental record — specifically: • year-over-year reductions in our methane, GHG and flaring emissions intensity rates • a reduction in our oil spill rates below the prior three-year averages • a wellhead gas capture rate of 99.8% or higher • improvement in our safety incident rate below the prior three-year average	10%

Reduced methane, GHG and flaring intensity rates and oil spill rates; improved wellhead gas capture rate; did not improve total recordable incident rate (in each case, based on preliminary estimates of 2022 metrics)

			Significantly exceeded methane, GHG and flaring intensity rates and exceeded wellhead gas capture rate and oil spill rates, but did not achieve total recordable incident rate
Total Weight	62.5%
Executing on our 2022 plan through goals related to well inventory and acreage additions, effective risk management and supporting EOG’s unique culture, and by seeking to:			Overall, exceeded
• Lower all-in finding cost (excluding revisions due to price) below 2021 level		Lowered all-in finding cost by 8%*
• Improve all-in capital efficiency below 3-year average		Improved all-in capital efficiency by 16% below 3-year average
• Drill 80% “premium” wells and 70% “double premium” wells		Drilled more than 80% “premium” wells and more than 70% “double premium” wells
• Achieve the following operational and unit cost targets:
o 462 MBbld crude oil and condensate production		Crude oil and condensate production – 461.3 MBbld
o 906 MBoed total production		Total Production – 908.2 MBoed
o $11.50/Boe DD&A		Actual DD&A – $10.69/Boe
o $10.00/Boe Controllable Cash Operating Costs (LOE, G&A, Transportation and G&P Costs)		Actual Cash Operating Costs – $10.47/Boe*
• Maintain peer leadership in product marketing and achieve price realizations greater than $2.00/Bbl over peer average		Realized $2.87/Bbl over peer average for the full-year 2022
• Maintain flat total well costs relative to 2021		Total well costs increased 7% relative to 2021, due to inflationary pressures
Total Weight	37.5%

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COMPENSATION DISCUSSION AND ANALYSIS

Consistent with its determination of bonuses in prior years, the Compensation Committee applied the results above to the NEOs’ 2022 bonus target percentages. As noted below, the Compensation Committee increased the bonus target percentage for Mr. Yacob to 140% of base salary upon his appointment as Chairman of the Board (effective October 4, 2022); the Compensation Committee did not make changes to any of the other bonus target percentages from 2021.

The performance factors reflect each NEO’s contribution to the company’s achievement of 2022 performance goals and the officer’s achievement of his individual performance goals. Based on the results of the Compensation Committee’s assessment set forth above, the Compensation Committee awarded a bonus, paid entirely in cash, to each of the NEOs for 2022 performance as follows:

Name	Base Salary as of 12/31/2022	Bonus Target (as a % of Base Salary)	Performance Factor	Actual Bonus Paid ($)

Ezra Y. Yacob(a)	$1,000,000	125%-140%	145%	$1,867,000

Lloyd W. Helms, Jr.	$ 765,000	100%	145%	$1,110,000

Timothy K. Driggers	$ 695,000	90%	145%	$ 907,000

Michael P. Donaldson	$ 695,000	90%	145%	$ 907,000

Kenneth W. Boedeker	$ 445,000	90%	145%	$ 581,000

(a)

Mr. Yacob’s 2022 bonus target percentage was prorated for his time in his role as Chief Executive Officer and then as Chairman of the Board and Chief Executive Officer. For January 1, 2022 through September 30, 2022 in his role as Chief Executive Officer, Mr. Yacob’s bonus target percentage was 125% of base salary. Effective October 1, 2022 through December 31, 2022, Mr. Yacob’s bonus target percentage was increased to 140% of base salary, reflecting his appointment as Chairman of the Board, effective October 4, 2022.

Long-Term Incentives

The long-term incentive component of our executive compensation program comprises a substantial majority of our NEOs’ compensation, tying a significant portion of NEOs’ compensation to our stock price performance, both on an absolute and relative basis. The long-term incentive awards are granted under the terms of the 2021 Stock Plan. In 2022, our NEOs’ long-term incentives consisted of two vehicles:

•	Performance Units (60% weighting)

•	Restricted Stock/RSUs (40% weighting)

The Compensation Committee did not grant SARs to our NEOs in 2022 in favor of granting performance units and restricted stock/RSUs to align NEO compensation with EOG’s focus on disciplined growth and free cash flow* and dividend priorities.

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COMPENSATION DISCUSSION AND ANALYSIS

The table below summarizes the key features of each vehicle.

Vehicle	Purpose	Key Terms

Performance Units (60% weighting)

• Reward our NEOs based on our stock performance versus a specified group of peer companies, including the S&P 500 index, our relative TSR and our absolute ROCE* and TSR performance over the three-year performance period

• Align the interests of our NEOs with those of our stockholders

• Emphasize our long-term strategy

• Our TSR is measured relative to the TSR of our peer companies (as specified in the respective grant agreements) and the S&P 500 index, over the three full calendar years following the grant date

• Above-median relative TSR rank is required to earn target (100%) on the relative TSR performance objective

• Effective for the 2022 performance awards, the performance multiple determined based on relative TSR performance will be adjusted by a specified modifier based on EOG’s average ROCE* (calculated based on non-GAAP adjusted net income (loss)) over the three-year performance period

• In addition, effective for the 2022 performance awards, the overall performance multiple shall be capped at target (100%) if EOG’s absolute TSR over the three-year performance period is negative

• 0-200% of award may be earned based on performance objectives outlined above; performance multiple scale and modifiers provided below

• Awards denominated and paid (upon vesting) in shares of our Common Stock creating a further tie to our stock price performance during the vesting period

• Stockholder return calculated using December average closing stock prices at beginning and end of performance period

• “Cliff” vest the February 28th immediately following the completion of the three-year performance period and the certification of the applicable performance multiple by the Compensation Committee

• Dividends are subject to the applicable performance multiple and are credited to the holder and paid at the expiration of the vesting period or forfeited if the performance units are forfeited

Restricted Stock/ RSUs (40% weighting)

• Align the interests of our NEOs with those of our stockholders

• Enhance the retention of our NEOs

• Emphasize our long-term strategy

• May be issued in special situations to recognize achievements (for example, the discovery of significant oil and gas reserves)

• “Cliff” vest three years from grant date

• Dividends are credited to the holder and paid at the expiration of the vesting period or forfeited if the restricted stock/RSUs are forfeited

• RSUs are granted instead of restricted stock if the NEO will reach age 62 prior to the grant’s vesting date, in order to avoid adverse tax consequences to the NEO under the Code

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COMPENSATION DISCUSSION AND ANALYSIS

The long-term incentive awards granted to each NEO are generally determined at the Compensation Committee’s third quarter meeting each year (with grant dates established generally within one week of the date of Compensation Committee approval to allow time to administer the grants), based on the following factors:

•	Compensation data from our peer group and general industry for executives in similar positions

•	An evaluation of our progress to-date towards achieving our pre-determined company performance goals

•	Individual NEO contributions toward achievement of our performance goals and the officer’s achievement towards his performance goals

•	General market and industry conditions

In September 2022, based on the competitive talent market, a review of the updated market data, and in recognition of the NEOs’ leadership in EOG’s performance, the Compensation Committee approved increases in the target long-term incentive award opportunities for our NEOs. The 2022 long-term incentive awards for NEOs, other than Mr. Yacob, were approximately 16% higher, on average, than 2021 target grant values. In recognition of his continued growth in the role of Chief Executive Officer, and his appointment as Chairman of the Board effective as of October 4, 2022, the Compensation Committee approved a more significant increase for Mr. Yacob’s September 2022 annual award.

Awards provided to our NEOs in September 2022 are summarized in the table below.

Name	Target Grant Value	Performance Unit Value(a)	Number of Performance Units	Restricted Stock/RSU Value(a)	Number of Shares of Restricted Stock/ RSUs	Total Grant Value

Ezra Y. Yacob	$9,000,000	$5,399,966	47,800	$3,599,902	31,866	$8,999,868

Lloyd W. Helms, Jr.	$4,550,000	$2,729,920	24,165	$1,819,947	16,110	$4,549,867

Timothy K. Driggers	$3,225,000	$1,934,950	17,128	$1,289,891	11,418	$3,224,841

Michael P. Donaldson	$3,000,000	$1,799,951	15,933	$1,199,967	10,622	$2,999,918

Kenneth W. Boedeker	$1,600,000	$959,906	8,497	$639,975	5,665	$1,599,881

(a)

The grant value of performance units and restricted stock/RSUs granted on September 29, 2022 was based on the closing price of our Common Stock on the NYSE on September 29, 2022 of $112.97 per share. As noted in footnote (d) to the “Grants of Plan-Based Awards Table for 2022” below, the grant value per performance unit used for accounting purposes, based on the Monte Carlo simulation, was $126.55 per unit.

2022 Performance Unit Awards

Relative TSR Performance (Primary Performance Metric)

The performance units granted in September 2022 are subject to the performance multiple specified below based on our TSR relative to the TSR of our peer companies and the S&P 500 index (“the Performance Peer Group”) over the first three full calendar years following the grant date, according to the following scale (as specified in the grant agreement):

EOG Rank	Performance Multiple

1	200%

2	175%

3	150%

4	125%

5	100%

6	75%

7	50%

8	25%

9	0%

10	0%

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COMPENSATION DISCUSSION AND ANALYSIS

This payout scale requires EOG’s TSR to be above the median (i.e., the 50th percentile) of the Performance Peer Group in order to earn target (100% of the award).

Return on Capital Employed (Modifier to Performance Multiple)

In 2022, the Compensation Committee approved the introduction of an absolute ROCE* modifier for the 2022 performance unit awards. The absolute modifier diversifies the metrics for performance award vesting and aligns with our long-term commitment to deliver industry-leading returns, at a level above our cost of capital. The ROCE* modifier can adjust the relative TSR payout by a factor of minus 70% (-70%) to plus 70% (+70%) based on EOG’s average ROCE* over the three-year performance period. In no event will the performance multiple, after applying the absolute ROCE* modifier, exceed 200%. The goal ranges for the modifier are outlined below, with interpolation used between 15% and 25% ROCE* and between 0% and 10% ROCE*, as further specified in the grant agreement.

Average ROCE* Achieved	Performance Multiple Modifier

≥25%	+70%

15% to 24%	+20% to +65%

11% to 14%	0%

1% to 10%	-20% to -65%

0% or lower	-70%

Negative TSR Cap (Modifier to Final Performance Multiple)

Also effective for the 2022 performance unit awards, the overall performance award payout (after considering both relative TSR performance and the impact of the ROCE* modifier) is capped at target (100%) if EOG’s absolute TSR is negative over the three-year performance period.

Summary of 2022 Performance Award Design

2019 Performance Unit Award Payout

Effective February 6, 2023, the Compensation Committee certified a performance multiple of 50% for the performance units granted in September 2019 (which “cliff” vested on February 28, 2023) based on (1) our TSR over the applicable three-year performance period relative to the TSR of each of the applicable peer companies and (2) our resulting “TSR Rank” (as defined in the grant agreements) of “7”.

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COMPENSATION DISCUSSION AND ANALYSIS

Other Compensation Programs and Policies

Post-Termination Compensation and Benefits

The components of our post-termination compensation and benefits, and the events that trigger those benefits, are discussed under “Potential Payments Upon Termination of Employment or Change of Control” below. We do not have employment agreements with our NEOs. Each NEO has a change of control agreement that provides benefits in the event of a change of control of EOG and subsequent qualified termination of their employment. The Compensation Committee believes that these change of control benefits, which are a significant component of our executive compensation program, are an appropriate retention device in a competitive market and believes that our NEOs should be compensated if they (1) are involuntarily terminated (other than for cause) after a change of control of EOG or (2) voluntarily terminate their employment with EOG after a change of control of EOG under circumstances that constitute “good reason” (as defined in the change of control agreements).

Other Compensation and Benefits

Savings and Retirement Plan. For fiscal year 2022, we maintained the EOG Resources, Inc. Savings and Retirement Plan (as amended, the “Savings and Retirement Plan”), a defined contribution plan that qualified under Section 401(a) of the Code, under which we matched 100% of an employee’s pre-tax contributions up to 6% of the employee’s annual base salary, overtime pay (if any) and annual cash bonus, subject to applicable statutory limits. Under this plan, we also contribute an additional 3% to 9% (depending on the employee’s age and years of EOG service) of the employee’s annual base salary, overtime pay (if any) and annual cash bonus, subject to applicable statutory limits. In 2022, the contribution percentage for each of the NEOs was 9%. We have no supplemental retirement benefits for our executive officers, other than the Make-Whole Contributions described under “Deferral Plan” below.

Deferral Plan. To allow certain key employees, including the NEOs, to reduce their current compensation, thereby reducing current taxable income, we maintain the Deferral Plan under which a percentage of annual base salary, annual cash bonus and Savings and Retirement Plan refunds resulting from excess deferrals into our Savings and Retirement Plan may be deferred to a later specified date.

The Deferral Plan pays at-market mutual fund investment returns or treats deferrals as if they were invested in our Common Stock, based upon participant elections, and does not credit above-market or preferential earnings.

We may make contributions to the Deferral Plan on behalf of the NEOs in the event of a reduction in benefits under our Savings and Retirement Plan due to either applicable statutory and/or plan earnings limits or because the NEO elects to defer annual base salary and/or annual cash bonus into the Deferral Plan. These contributions (“Make-Whole Contributions”) are intended to provide the entire contribution amount to the NEO’s retirement accounts as if there were no statutory or other limitations.

Perquisite Allowances. In 2022, the NEOs each received an annual perquisite allowance of $2,600. The perquisite allowance is not “grossed up” to account for income taxes. We provide a perquisite allowance rather than pay for perquisites on an individual basis to lessen the administrative burden of documentation for individual items. NEOs do not have to submit reimbursement requests for the enumerated items and are able to select among various perquisites as they believe appropriate.

Matching Gifts. To encourage charitable giving, we will match qualifying donations to charitable organizations up to $100,000 annually per eligible employee or director, generally at a dollar-for-dollar rate. From time to time, we will offer special charitable giving opportunities to our employees, pursuant to which we will match contributions at a higher rate and, as a result of which, charitable matching contributions made by EOG in respect of a particular employee may exceed $100,000 in a given year. NEOs may participate in our matching gifts program and special charitable giving opportunities to the same extent as other eligible employees.

Employee Stock Purchase Plan. Each NEO has the opportunity to participate in the EOG Resources, Inc. Employee Stock Purchase Plan (as amended, the “ESPP”) to the same extent as all other employees. The ESPP allows employees to purchase our Common Stock at a 15% discount to the closing price of our Common Stock as of certain dates, with no commission or fees, subject to applicable statutory limits.

Medical, Fitness/Wellness, Vacation, Life and Disability Plans. Each NEO participates in the same benefit plans available to all of our employees. We have no executive officer medical, fitness/wellness, vacation, life or disability plans.

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COMPENSATION DISCUSSION AND ANALYSIS

Service Awards. NEOs participate in our service award program that recognizes years of service provided to EOG to the same extent as all other employees.

Subsidized Parking. We offer subsidized parking to all of our employees in Houston, Texas. Income is imputed for the amount of the parking subsidy that exceeds the maximum allowable as a nontaxable fringe benefit under the Code. The imputed income does not include “gross-ups” to account for income taxes.

Other Compensation Matters

Tax and Accounting Considerations

In setting the components of our executive compensation program, the Compensation Committee considers the impact of the following tax and accounting provisions:

Code Section 162(m). Prior to January 1, 2018, Section 162(m) of the Code generally disallowed a tax deduction by public companies for compensation over $1 million paid individually to covered employees, as defined in the Code. Qualifying performance-based compensation was not subject to the deduction limit if certain requirements were met. The Tax Cuts and Jobs Act of 2017 (the “TCJA”) eliminated the qualified performance-based compensation exception to the $1 million annual deduction limit and made certain other changes that expand the pool of covered employees, in each case for tax years beginning on or after January 1, 2018. Tax deductibility is only one factor considered by the Compensation Committee in making compensation decisions that are in the best interest of EOG and our stockholders.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Stock Compensation” (“ASC Topic 718”). ASC Topic 718 requires a public company to measure the cost of employee services received in exchange for an award of equity based on the grant date fair value of the award. Our long-term incentive awards to the NEOs (and to our other employees) are structured to maintain the appropriate accounting treatment.

Code Section 409A. Section 409A of the Code provides that deferrals of compensation under a nonqualified deferred compensation plan or arrangement are to be included in an individual’s current gross income to the extent that such deferrals are not subject to a substantial risk of forfeiture and have not previously been included in the individual’s gross income, unless certain requirements are met. We structure our Deferral Plan, stock plans, change of control agreements, severance plans and agreements and other incentive plans and agreements, each to the extent they are subject to Section 409A, to be in compliance with Section 409A. We do not currently grant any discounted SARs to which Section 409A may apply.

Code Sections 280G and 4999. The change of control agreements in effect for our executive officers provide that, upon a change of control, we will either (i) reduce the amount of severance benefits otherwise payable to the executive officer so that such severance benefits will not be subject to excise tax for purposes of Code Sections 280G and 4999 or (ii) pay the full amount of severance benefits to the executive officer (but with no tax “gross-up”), whichever produces the better after-tax result for the executive officer (often referred to as the “best-of-net” approach).

Stock Ownership Guidelines

The Compensation Committee believes that it is in the best interests of our stockholders for all of our executive officers and senior management to maintain a significant ownership position in EOG to create substantial alignment between our senior management and our stockholders. Therefore, the Compensation Committee has established stock ownership guidelines ranging from 40,000 shares to 160,000 shares for our NEOs. Each NEO currently satisfies these guidelines, which are reviewed annually by the Compensation Committee.

Anti-Hedging Policy Statement and Insider Trading Policy

EOG’s Insider Trading Policy prohibits hedges or short sales of EOG stock by EOG directors and Section 16 officers (including the NEOs). In addition to our Insider Trading Policy, all transactions involving EOG stock must comply with EOG’s Code of Conduct and applicable law, including the public reporting provisions of Section 16 of

2023 PROXY STATEMENT    33

COMPENSATION DISCUSSION AND ANALYSIS

the Exchange Act. Under our Code of Conduct, officers and employees are prohibited from trading in EOG stock when in possession of material, non-public information about EOG.

Our Insider Trading Policy also provides that our directors and Section 16 officers shall not hold EOG securities in a margin account or pledge (with certain limited exceptions) EOG securities as collateral for a loan. The limited exception to this prohibition is in instances where a director or Section 16 officer wishes to pledge his or her EOG securities as collateral for a personal loan (other than a margin loan to purchase EOG securities) and clearly demonstrates the financial ability to repay the loan without resort to the pledged securities. Requests for such an exception must be submitted to our CEO or General Counsel prior to pledging any securities. In the limited circumstance where an exception may be granted, EOG’s stock ownership guidelines specifically provide that any pledged stock would not be counted in determining compliance with such ownership guidelines. However, none of our Section 16 officers or directors has pledged EOG securities as collateral for a loan pursuant to this exception under our Insider Trading Policy.

Clawback Policies

Other than legal requirements under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”), we currently do not have any policies in place regarding the adjustment or recovery of compensation payments or awards in the event that we are required to restate our financial statements. We believe that our accounting practices are conservative and, further, we have not been required to restate our financial statements at any time since becoming an independent company in 1999. Under the Sarbanes-Oxley Act, our CEO and CFO may be subject to clawbacks in the event of a restatement. Thus, the Compensation Committee has not deemed any additional recoupment policies to be necessary. We intend to adopt a compliant clawback policy upon finalization of the NYSE’s proposed clawback rule listing standards.

Compensation Risk Assessment

The Compensation Committee has reviewed the relationship between our risk management policies and compensation policies and practices and concluded that we do not have any compensation policies or practices that expose us to risks that are reasonably likely to have a material adverse effect on EOG.

34    EOG RESOURCES, INC.

Executive Compensation

Summary Compensation Table

The following table summarizes certain information regarding compensation paid or accrued during 2022, 2021 and 2020 to the NEOs.

Name and Principal Position	Fiscal Year	Salary ($)(a)	Stock Awards ($)(b)	SAR Awards ($)(c)	Non-Equity Incentive Plan Comp ($)(d)	All Other Compensation ($)(e)	Total ($)

EZRA Y. YACOB Chairman of the Board and Chief Executive Officer	2022	$867,692	$9,648,992		$1,867,000	$257,518	$12,641,202
	2021	687,933	6,591,486	$1,027,635	1,232,500	213,333	9,752,887
	2020	509,615	860,471	99,409	520,000	185,664	2,175,159

LLOYD W. HELMS, JR. President and Chief Operating Officer	2022	$760,385	$4,878,028		$1,110,000	$281,236	$7,029,649
	2021	729,615	3,863,914	$451,976	1,065,800	304,084	6,415,389
	2020	717,308	1,725,638	199,369	800,000	251,644	3,693,959

TIMOTHY K. DRIGGERS Executive Vice President and Chief Financial Officer	2022	$691,154	$3,457,439		$907,000	$345,440	$5,401,033
	2021	666,923	2,819,654	$329,821	874,400	223,284	4,914,082
	2020	668,269	1,259,268	145,486	520,000	223,543	2,816,566

MICHAEL P. DONALDSON Executive Vice President, General Counsel and Corporate Secretary	2022	$691,154	$3,216,288		$907,000	$292,374	$5,106,816
	2021	666,923	2,610,786	$305,386	874,400	245,996	4,703,491
	2020	665,385	1,165,987	134,707	520,000	211,501	2,697,580

KENNETH W. BOEDEKER Executive Vice President, Exploration and Production	2022	$442,385	$1,715,270		$581,000	$135,173	$2,873,828

(a)	Amounts represent annual base salary received by the NEOs. EOG’s employees are paid on a bi-weekly basis and generally receive twenty-six paychecks per calendar year.

(b)

Amounts represent (1) the grant date fair value of performance unit awards based on the Monte Carlo simulation (for a discussion of the assumptions used, see footnote (d) to the “Grants of Plan-Based Awards Table for 2022” below); and (2) the grant date fair value of restricted stock/RSU awards based on the closing price of our Common Stock on the NYSE on the grant date.

(c)

The Compensation Committee did not grant SARs to the NEOs in 2022. For 2021 and 2020, amounts represent the grant date fair value of SAR awards based on the Hull-White II binomial option pricing model.

(d)	Amounts represent cash bonuses paid under the Annual Bonus Plan. See “Executive Compensation Program for 2022 — Annual Bonus” above for further discussion.

(e)	All Other Compensation for 2022 consists of:

•

Matching contributions under the Savings and Retirement Plan, our retirement contributions on behalf of each NEO to the Savings and Retirement Plan and our Make-Whole Contributions on behalf of each NEO to the Deferral Plan, as follows: Mr. Yacob, $183,440; Mr. Helms, $233,142; Mr. Driggers, $181,738; Mr. Donaldson, $181,738; and Mr. Boedeker, $123,625.

•

Perquisites and other personal benefits consisting of (1) cash perquisite allowances for each of the NEOs; (2) charitable matching contributions made by EOG for each of the NEOs, as follows: Mr. Yacob, $63,084; Mr. Helms, $39,750; Mr. Driggers, $153,850; Mr. Donaldson, $102,500; and Mr. Boedeker, $2,500; (3) expenses for spouse travel for each of the NEOs (including a “gross-up” for payment of taxes); (4) company contributions into the NEO’s health savings account or provided as taxable income to NEOs age 65 or older due to IRS regulations; (5) parking allowance for each of the NEOs; and (6) a wellness incentive for Messrs. Yacob and Driggers.

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EXECUTIVE COMPENSATION

Grants of Plan-Based Awards Table for 2022

The following table summarizes certain information regarding grants made to each of the NEOs during 2022 under the 2021 Stock Plan.

Name	Approval Date(a)	Grant Date(a)	Estimated Possible Payments under Non-Equity Incentive Plan Awards(b)			Estimated Future Payments under Equity Incentive Plan Awards(c)			All Other Stock Awards; Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and SAR Awards ($)(d)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Ezra Y. Yacob	09/28/22	09/29/22				0	47,800	95,600		$6,049,090
	09/28/22	09/29/22							31,866	$3,599,902
			0	$1,287,500	$2,575,000

Lloyd W. Helms, Jr.	09/28/22	09/29/22				0	24,165	48,330		$3,058,081
	09/28/22	09/29/22							16,110	$1,819,947
			0	$765,000	$1,530,000

Timothy K. Driggers	09/28/22	09/29/22				0	17,128	34,256		$2,167,548
	09/28/22	09/29/22							11,418	$1,289,891
			0	$625,500	$1,251,000

Michael P. Donaldson	09/28/22	09/29/22				0	15,933	31,866		$2,016,321
	09/28/22	09/29/22							10,622	$1,199,967
			0	$625,500	$1,251,000

Kenneth W. Boedeker	09/28/22	09/29/22				0	8,497	16,994		$1,075,295
	09/28/22	09/29/22							5,665	$639,975
			0	$400,500	$801,000

(a)	The Compensation Committee determines the grant amount for each NEO to be granted on the same future grant date as other employees.

(b)

The target amounts are based on the NEO‘s salary as of December 31, 2022 and bonus target percentage as approved by the Compensation Committee. The maximum individual award under our Annual Bonus Plan for an executive officer of the company is 200% of such executive officer’s then-applicable bonus target percentage as previously approved by the Compensation Committee. The award amounts paid to the NEOs in respect of 2022 performance under the Annual Bonus Plan are set forth in the “Non-Equity Incentive Plan Comp” column of the “Summary Compensation Table” above.

(c)

As set forth in the performance multiple scale in the “Executive Compensation Program for 2022 — Long-Term Incentives” section above, a performance multiple of 0% to 200% will be applied to the performance units granted September 29, 2022 based on EOG’s TSR (as defined in the grant agreements) over the three-year performance period of the awards relative to the TSR of the Performance Peer Group (as specified in the grant agreements) over the performance period, which will be adjusted by the ROCE* modifier by a factor of minus-70% to plus-70% based on EOG’s average ROCE* over the three-year performance period. In no event will the performance multiple, after applying the ROCE* modifier, exceed 200%. The overall performance award payout (after considering both relative TSR performance and the impact of the ROCE* modifier) is capped at target (100%) if EOG’s absolute TSR is negative over the three-year performance period. Such performance units “cliff” vest the February 28th immediately following the completion of the three-year performance period (January 2023 — December 2025).

(d)

The grant date fair value of the performance units is based on the Monte Carlo simulation. We used the following assumptions for the performance units awarded on September 29, 2022: an expected volatility of 56.11% over a 3.26-year period preceding the valuation date and a risk-free interest rate of 4.01%. Based on the Monte Carlo simulation, using the above assumptions, the value of the performance units was $126.55 per unit. The grant date fair value for restricted stock/RSUs (which “cliff” vest three years from the grant date) represents the closing price of our Common Stock on the NYSE on the grant date. The grant date fair value for restricted stock/RSUs awarded on September 29, 2022 was $112.97 per share/unit.

Material Terms of Plan-Based Awards

The vesting schedule of performance units and restricted stock/RSUs awarded to the NEOs in 2022 is described in footnotes (c) and (d) to the “Grants of Plan-Based Awards Table for 2022” above. In accordance with the 2008 Stock Plan and the 2021 Stock Plan, unvested performance units, restricted stock/RSUs and SARs shall vest or be forfeited upon termination of employment, based on the reasons for separation, as set forth in each grant agreement. See “Potential Payments Upon Termination of Employment or Change of Control” and “Potential Payments Upon Termination of Employment or Change of Control Table” below for a discussion of the termination provisions with respect to outstanding grants of performance units, restricted stock/RSUs and SARs made to our NEOs.

36    EOG RESOURCES, INC.

EXECUTIVE COMPENSATION

No dividends or other distributions will be delivered on unvested performance units or restricted stock/RSUs, but the value of any dividends or distributions declared on our Common Stock will be credited by us to the account of the NEO (with no interest accrued or to be paid) with respect to those unvested shares or units. When the performance units or restricted stock/RSUs vest, we will deliver the accumulated dividends or distributions attributable to such shares or units to the respective NEO in cash. The value of dividends and distributions are forfeited under the same circumstances that the performance units and restricted stock/RSUs are forfeited upon termination of employment, based on the reasons for separation, as set forth in each grant agreement. At no time during 2022 were any outstanding awards re-priced or otherwise modified. Further, there are no market-based conditions applicable to any of the awards described above, except in respect of the grants of performance units as described above.

Outstanding Equity Awards at 2022 Fiscal Year-End Table

The following table summarizes certain information regarding unexercised SARs, unvested restricted stock/RSUs and unvested performance units outstanding as of December 31, 2022 for each of the NEOs.

Name	Number of Securities Underlying Unexercised SARs Exercisable (#)	Number of Securities Underlying Unexercised SARs Unexercisable (#)		SAR Exercise Price ($)	SAR Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)(a)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)(b)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(b)

Ezra Y. Yacob	15,870	—		$96.29	09/25/24	60,377	(f)	$7,820,029	130,960	(k)	$16,961,939

	7,232	—		$127.00	09/27/25

	9,029	—		$75.09	09/26/26

	6,013	3,016	(c)	$37.44	09/28/27

	1,595	3,195	(d)	$49.86	01/04/28

	12,725	25,489	(e)	$81.81	09/27/28

Lloyd W. Helms, Jr.	—	6,049	(c)	$37.44	09/28/27	39,225	(g)	$5,080,422	112,857	(l)	$14,617,239

	—	12,079	(e)	$81.81	09/27/28

Timothy K. Driggers	21,202	—		$96.29	09/25/24	29,396	(h)	$3,807,370	81,850	(m)	$10,601,212

	13,019	—		$127.00	09/27/25

	13,214	—		$75.09	09/26/26

	8,800	4,414	(c)	$37.44	09/28/27

	4,400	8,814	(e)	$81.81	09/27/28

Michael P. Donaldson	—	4,087	(c)	$37.44	09/28/27	27,268	(i)	$3,531,751	75,861	(n)	$9,825,517

	—	8,161	(e)	$81.81	09/27/28

Kenneth W. Boedeker	11,900	—		$96.29	09/25/24	14,321	(j)	$1,854,856	39,658	(o)	$5,136,504

	9,680	—		$127.00	09/27/25

	6,362	—		$75.09	09/26/26

	—	2,125	(c)	$37.44	09/28/27

	2,118	4,244	(e)	$81.81	09/27/28

(a)

The value of unvested restricted stock/RSUs and unvested performance units is based on the closing price of our Common Stock on the NYSE of $129.52 per share on December 30, 2022 (the last trading day of fiscal year 2022).

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EXECUTIVE COMPENSATION

(b)

Unit amount shown for Mr. Yacob (1) represents the aggregate number of performance units granted on September 26, 2019, September 28, 2020, January 4, 2021, September 27, 2021, and September 29, 2022 and (2) for the grants referenced in clause (1), assumes (solely for purposes of this table) that we achieve a median TSR (as defined in the grant agreements) (i.e., a 100% performance multiple) over the applicable three-year performance period of the awards relative to the TSR of each of our peers (as specified in the respective grant agreements) or, for the September 29, 2022 grant referenced in clause (1), assumes (solely for purposes of this table) that over the three-year performance period, we achieve (a) a median TSR (as defined in the grant agreements) (i.e., a 100% performance multiple) over the applicable three-year performance period of the awards relative to the TSR of each of our peers (as specified in the respective grant agreements), (b) an average ROCE* between 11% and 14%, and (c) a positive absolute TSR. Unit amounts shown for Messrs. Helms, Driggers, Donaldson and Boedeker (1) represent the aggregate number of performance units granted on September 26, 2019, September 28, 2020, September 27, 2021 and September 29, 2022 and (2) for the grants referenced in clause (1), assume (solely for purposes of this table) that we achieve a median TSR (as defined in the grant agreements) (i.e., a 100% performance multiple) over the applicable three-year performance period of the awards relative to the TSR of each of our peers (as specified in the respective grant agreements) or, for the September 29, 2022 grant referenced in clause (1), assumes (solely for purposes of this table) that over the three-year performance period, we achieve (a) a median TSR (as defined in the grant agreements) (i.e., a 100% performance multiple) over the applicable three-year performance period of the awards relative to the TSR of each of our peers (as specified in the respective grant agreements), (b) an average ROCE* between 11% and 14%, and (c) a positive absolute TSR. See “Executive Compensation Program for 2022 — Long-Term Incentives” above and the “Grants of Plan-Based Awards Table for 2022” above for additional discussion. Subsequent to December 31, 2022 and effective February 6, 2023, the Compensation Committee certified a performance multiple of 50% as being applicable to the performance units granted on September 26, 2019 (which will “cliff” vest on February 28, 2023 for Messrs. Yacob, Helms, Driggers, Donaldson and Boedeker based on (1) our TSR over the applicable three-year performance period relative to the TSR of each of the applicable peer companies and (2) our “TSR Rank” (as defined in the grant agreements) of “7”). Accordingly, performance units will be forfeited (effective February 6, 2023) for the NEOs as follows: Mr. Yacob, 7,371 units; Mr. Helms, 14,782 units; Mr. Driggers, 10,787 units; Mr. Donaldson, 9,988 units and Mr. Boedeker, 5,194 units.

(c)	The unexercisable SARs vest 100% on September 28, 2023.

(d)	The unexercisable SARs vest 50% on January 4, 2023 and 50% on January 4, 2024.

(e)	The unexercisable SARS vest in increments of 50% on September 27, 2023 and 50% on September 27, 2024.

(f)

Assuming continued employment, the unvested restricted stock will vest as follows: 6,142 on September 28, 2023; 3,259 on January 4, 2024; 19,110 on September 27, 2024; and 31,866 on September 29, 2025.

(g)	Assuming continued employment, the unvested RSUs will vest as follows: 11,858 on September 28, 2023; 11,858 on September 27, 2024; and 15,509 on September 29, 2025.

(h)	Assuming continued employment, the unvested restricted stock/RSUs will vest as follows: 8,989 on September 28, 2023; 8,989 on September 27, 2024; 11,418 on September 29, 2025.

(i)	Assuming continued employment, the unvested restricted stock/RSUs will vest as follows: 8,323 on September 28, 2023; 8,323 on September 27, 2024; and 10,622 on September 29, 2025.

(j)	Assuming continued employment, the unvested restricted stock/RSUs will vest as follows: 4,328 on September 28, 2023; 4,328 on September 27, 2024; and 5,665 on September 29, 2025.

(k)

Assuming continued employment, the unvested performance units will vest as follows: 14,742 on February 28, 2023 (see footnote (b) above for the reduction in performance units subsequent to December 31, 2022); 14,742 on February 28, 2024 subject to the applicable performance multiple for the three-year performance period (January 2021 — December 2023); 7,821 on February 28, 2024 subject to the applicable performance multiple for the three-year performance period (January 2021 — December 2023); 45,855 on February 28, 2025 subject to the applicable performance multiple for the three-year performance period (January 2022 — December 2024); and 47,800 on February 28, 2026 subject to the applicable performance multiple for the three-year period (January 2023 — December 2025).

(l)

Assuming continued employment, the unvested performance units will vest as follows: 29,564 on February 28, 2023 (see footnote (b) above for the reduction in performance units subsequent to December 31, 2022); 29,564 on February 28, 2024 subject to the applicable performance multiple for the three-year performance period (January 2021 — December 2023); 29,564 on February 28, 2025 subject to the applicable performance multiple for the three-year performance period (January 2022 — December 2024); and 24,165 on February 28, 2026 subject to the applicable performance multiple for the three-year performance period (January 2023 — December 2025).

(m)

Assuming continued employment, the unvested performance units will vest as follows: 21,574 on February 28, 2023 (see footnote (b) above for the reduction in performance units subsequent to December 31, 2022); 21,574 on February 28, 2024 subject to the applicable performance multiple for the three-year performance period (January 2021 — December 2023); 21,574 on February 28, 2025 subject to the applicable performance multiple for the three-year performance period (January 2022 — December 2024); and 17,128 on February 28, 2026 subject to the applicable performance multiple for the three-year performance period (January 2023 — December 2025).

(n)

Assuming continued employment, the unvested performance units will vest as follows: 19,976 on February 28, 2023 (see footnote (b) above for the reduction in performance units subsequent to December 31, 2022); 19,976 on February 28, 2024 subject to the applicable performance multiple for the three-year performance period (January 2021 — December 2023); 19,976 on February 28, 2025 subject to the applicable performance multiple for the three-year performance period (January 2022 — December 2024); and 15,933 on February 28, 2026 subject to the applicable performance multiple for the three-year performance period (January 2023 — December 2025).

(o)

Assuming continued employment, the unvested performance units will vest as follows: 10,387 on February 28, 2023 (see footnote (b) above for the reduction in performance units subsequent to December 31, 2022); 10,387 on February 28, 2024 subject to the applicable performance multiple for the three-year performance period (January 2021 — December 2023); 10,387 on February 28, 2025 subject to the applicable performance multiple for the three-year performance period (January 2022 — December 2024); and 8,497 on February 28, 2026 subject to the applicable performance multiple for the three-year performance period (January 2023 — December 2025).

38    EOG RESOURCES, INC.

EXECUTIVE COMPENSATION

SAR Exercises and Restricted Stock/RSU and Performance Unit Vestings Table for 2022

The following table summarizes certain information regarding exercises of SARs and vestings of restricted stock/RSUs and performance units during 2022 for each of the NEOs.

	SAR Awards		Restricted Stock/RSU Awards			Performance Unit Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Ezra Y. Yacob	13,500	$444,420	7,408		$787,326	2,952	$339,244

Lloyd W. Helms, Jr.	82,563	$3,520,300	12,459	(a)	$1,335,752	5,905	$678,603

Timothy K. Driggers	38,478	$1,285,165	8,989		$945,463	5,314	$610,685

Michael P. Donaldson	72,787	$2,672,806	8,323		$875,413	4,921	$565,521

Kenneth W. Boedeker	19,487	$1,125,785	6,628		$722,326	3,127	$359,355

(a)

Includes 601 RSUs for Mr. Helms with an aggregate value (as of the vesting date) of $88,527, which were withheld by EOG in connection with the accelerated vesting in November 2022 of certain previously awarded RSU grants. Pursuant to the 2021 Stock Plan, the value of all then-outstanding unvested RSUs must be reported as income for Federal Insurance Contributions Act (“FICA”) purposes in the year in which an employee becomes retirement eligible (i.e., age 62 with at least 5 years of service with EOG). Once retirement eligible, RSUs granted in a given year must be reported as income in the year of grant for FICA purposes, which was applicable to Mr. Helms in 2022. Therefore, such units were withheld to satisfy the 2022 FICA and related federal tax-withholding obligation of Mr. Helms.

Pension Benefits

We currently have no defined benefit pension plans covering any of the NEOs.

Nonqualified Deferred Compensation Table for 2022

The following table provides certain information regarding the deferral of compensation by our NEOs under our Deferral Plan. The Deferral Plan is our only defined contribution plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Name	Executive Contributions in 2022 ($)(a)	Registrant Contributions in 2022 ($)(b)	Aggregate Earnings/ (Loss) in 2022 ($)(c)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 2022 Year End ($)(d)

Ezra Y. Yacob	$180,000	$134,454	($146,702)	$0	$1,046,735

Lloyd W. Helms, Jr.	$113,121	$182,988	($788,163)	$0	$2,793,173

Timothy K. Driggers	$65,000	$132,792	($394,520)	$0	$3,293,022

Michael P. Donaldson	$90,572	$132,792	$874,408	$0	$2,622,192

Kenneth W. Boedeker	$282,800	$76,045	($698,797)	$0	$4,024,006

(a)	These amounts are reported in the “Salary” column (for 2022) of the “Summary Compensation Table” above. The amount invested in a phantom stock account is $0 for each of the NEOs.

(b)	These amounts are reported in the “All Other Compensation” column (for 2022) of the “Summary Compensation Table” above. The amount invested in a phantom stock account is $0 for each of the NEOs.

(c)	Amounts included in this column do not include above-market or preferential earnings (of which there were none).

(d)

The amount of the aggregate balance as of December 31, 2022 that has been contributed by each of the NEOs and shown as compensation in the “Summary Compensation Table” for previous years (prior to 2022) for each of the NEOs is: Mr. Yacob, $250,000; Mr. Helms, $769,144; Mr. Driggers, $547,200; Mr. Donaldson, $393,140; and Mr. Boedeker, $0. The amount of the aggregate balance as of December 31, 2022 that has been contributed by EOG and shown as compensation in the “Summary Compensation Table” for previous years (prior to 2022) for each of the NEOs is: Mr. Yacob, $260,942; Mr. Helms, $1,027,963; Mr. Driggers, $1,092,666; Mr. Donaldson, $752,646; and Mr. Boedeker, $0. The amount of the aggregate balance as of December 31, 2022 invested in a phantom stock account for each of the NEOs is: Mr. Yacob, $39,948 (308 shares); Mr. Helms, $245,289 (1,894 shares); Mr. Driggers, $0; Mr. Donaldson, $2,459,198 (18,987 shares); and Mr. Boedeker, $0.

Under our Deferral Plan, each NEO can elect to defer up to 50% of his annual base salary, up to 100% of his annual cash bonus and/or Savings and Retirement Plan refunds resulting from excess deferrals into our Savings and Retirement Plan. Deferral elections are irrevocable and generally must be made prior to the first day of the calendar year during which the compensation would be earned.

2023 PROXY STATEMENT    39

EXECUTIVE COMPENSATION

Deferrals are invested into either (1) a flexible deferral account, in which deferrals are treated as if they had been invested into various investment funds as directed by the participant and in which returns vary based on the performance of the funds; or (2) a phantom stock account, in which deferrals are treated as if such amounts are used to purchase our Common Stock at the closing price on the date such deferred compensation would otherwise have been paid, and includes reinvestment of dividends.

Participants in the Deferral Plan may elect a lump-sum payout or annual installment payout for up to 15 years following their separation from service, disability or death. If a participant elects to defer funds into a phantom stock account, distributions will be made in a lump sum in shares of our Common Stock. A participant may also elect to receive his account balance in a lump sum upon a change of control of EOG (as defined in the Deferral Plan).

A participant may receive an in-service distribution in the following ways:

•

through a special deferral account, under which distribution of all or a part of a participant’s account balance can be made over a period of one to five years beginning after the first anniversary of the election; or

•

through a hardship distribution, in which the administrative committee responsible for administering the plan (in its sole discretion) grants the participant’s request for a distribution based on unforeseeable circumstances causing urgent and severe financial hardship for the participant.

Employment Agreements

EOG does not have employment agreements with any of our NEOs. All NEOs serve at the discretion of the Board and receive compensation as determined from time to time by the Compensation Committee under our broad-based plans and programs as described under “Compensation Discussion and Analysis” above.

Potential Payments Upon Termination of Employment or Change of Control

If the employment of any of our NEOs terminates, other than as a result of a change of control of EOG, the EOG Resources, Inc. Severance Pay Plan (“Severance Pay Plan”), which covers all full-time EOG employees, would govern any payments to be received.

Each of our NEOs has entered into a change of control agreement with us. If a change of control of EOG occurs and a NEO is terminated, the terms of the NEO’s change of control agreement, along with our retention bonus plan described under “Payments Made Upon a Change of Control — Retention Bonus Plan” below, would govern any payments to be received.

In accordance with our 2008 Stock Plan and our 2021 Stock Plan, upon termination of employment, unvested performance units and unvested restricted stock/RSUs shall either vest or be forfeited, and unvested SARs shall either vest and be fully exercisable or be forfeited, based on the reasons for termination, as set forth in each grant agreement and as further described below.

Payments Made Upon Termination Under Our Severance Pay Plan

The following describes payments to be received under our Severance Pay Plan in the event of termination of employment for the specified reason.

Involuntary Termination. Eligible employees who are terminated by EOG as a result of business circumstances or reorganization will receive up to the sum of one week of base salary for each year of EOG service (or portion thereof) and one week of base salary for each $10,000 (or portion thereof) of base salary, up to a maximum severance benefit of 26 weeks of base salary. Eligible employees who are terminated by EOG for failure to meet performance objectives or standards will receive up to one week of base salary for each year of EOG service (or portion thereof), up to a maximum severance benefit of six weeks of base salary. In both circumstances, the amount of severance will be doubled if the employee signs a waiver and release of claims. The total amount of severance paid may not exceed 52 weeks of base salary. Severance will be paid in a lump sum.

Cause. Employees terminated for cause are not eligible for severance pay.

40    EOG RESOURCES, INC.

EXECUTIVE COMPENSATION

Voluntary Termination; Disability or Death. Severance benefits are not payable in the event of voluntary termination or in the event of disability or death.

Payments Made Upon a Change of Control

In the event of a change of control of EOG, each NEO is entitled to the following benefits.

Change of Control Agreements. Each NEO has entered into a change of control agreement with us. Under each change of control agreement, “change of control” is defined as:

•

the acquisition by any person of beneficial ownership of 20% or more of either (A) the then-outstanding shares of our Common Stock or (B) the combined voting power of our then-outstanding voting securities entitled to vote generally in the election of directors (“Voting Securities”); provided, however, that the following acquisitions will not constitute a change of control: (1) any acquisition directly from us, (2) any acquisition by us, (3) any acquisition by any employee benefit plan sponsored by us or any of our affiliates, (4) any acquisition by any corporation that complies with sub-clauses (A), (B) and (C) of the third bullet point below or (5) an acquisition by a Qualified Institutional Investor (as defined in each change of control agreement);

•

individuals who constituted the Board as of May 3, 2005 (“Incumbent Directors”) ceasing for any reason to constitute at least a majority of the Board, provided that any individual who becomes a director after May 3, 2005 shall be deemed to be an Incumbent Director if their election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the then-Incumbent Directors (except in certain circumstances);

•

consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of our assets or the acquisition of the assets or stock of another entity (“Business Combination”), other than a Business Combination (A) which would result in all or substantially all of the persons that were beneficial owners of our Common Stock and Voting Securities outstanding immediately prior to the Business Combination continuing to beneficially own more than 60% of the then-outstanding shares of the common stock and the combined voting power of the then-outstanding Voting Securities, as the case may be, of the corporation resulting from such Business Combination, in substantially the same proportions as their ownership immediately prior to the Business Combination; (B) in which no person is or becomes the beneficial owner of 20% or more of the then-outstanding shares of the common stock or the combined voting power of the then-outstanding Voting Securities of the corporation resulting from such Business Combination, except to the extent that such ownership existed prior to the Business Combination and (C) in which at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of our Board at the time of the execution of the initial agreement or the action of the Board providing for such Business Combination; or

•	approval by our stockholders of a complete liquidation or dissolution of EOG.

Under each change of control agreement, if, within two years of a change of control of EOG, a NEO’s employment is terminated by us for any reason (other than for cause or by reason of death, disability or retirement) or by the NEO under circumstances defined in the agreement as “good reason,” then, the NEO will receive:

•

a severance benefit of 2.99 times his annual base salary plus two times his target annual bonus, each as in effect immediately prior to the change of control or, if increased, immediately prior to the termination date;

•

retirement contributions and matching contributions under our Savings and Retirement Plan that would have been made if the NEO had continued to be employed for three years following the date of termination and, in the case of the Savings and Retirement Plan matching amounts, assuming that the NEO had continued to contribute to the Savings and Retirement Plan during such three-year period at his then-current contribution level;

•	the NEO’s base salary and compensation for earned but unused vacation accrued through the termination date but not previously paid to the NEO;

•	up to three years of subsidy in our medical and dental coverage; and

•	outplacement services, not to exceed $50,000.

2023 PROXY STATEMENT    41

EXECUTIVE COMPENSATION

If a NEO’s employment is terminated within two years of a change of control of EOG for cause, as a result of death, disability or retirement or by the NEO for other than “good reason” (as defined in the change of control agreement), the NEO will be entitled only to base salary and any other compensation and benefits earned and payable through the termination date.

Retention Bonus Plan. In order to ensure continuity of operations in the event of a change of control of EOG, a retention bonus plan would become effective and applicable to all eligible employees, including our NEOs. To be eligible to receive the retention bonus, an employee must remain employed by us through the effective date of the change of control (as defined in our Change of Control Severance Plan) and be employed by the acquiring company 180 days after the effective date of the change of control or be involuntarily terminated (as defined in our Change of Control Severance Plan) by the acquiring company on or within 180 days after the effective date of the change of control. Eligible employees would receive a bonus equal to the most recent bonus they had received under our annual bonus program, payable upon the earlier of 180 days after the effective date of the change of control or upon such involuntary termination.

Treatment of Stock Grants Under Our 2008 Stock Plan and Our 2021 Stock Plan Upon Termination of Employment or Change of Control

Normal Retirement At or After Age 62. In the event a NEO retires at or after age 62 with five years of EOG service, he would be entitled to the same benefits as any other of our retiring employees. In accordance with the terms of the 2008 Stock Plan, the 2021 Stock Plan and related grant agreements, upon an employee’s retirement at or after age 62 with five years of EOG service,

•

all restrictions on unvested performance units will lapse; the applicable performance multiple will be the performance multiple for the three-year performance period (as further described above); and the shares of Common Stock represented by the performance units (as adjusted for the applicable performance multiple) will be released as soon as administratively practicable following the later of (i) the date that is six months following the date of retirement (to account for the six-month delay applicable to specified employees under Section 409A of the Code) and (ii) the completion of the performance period;

•	all restrictions on RSUs will lapse and the related shares will generally be released six months after the date of retirement; and

•	all unvested SARs will become vested and fully exercisable on the date of retirement.

Company-Approved Retirement Prior to Age 62 (Early Retirement). In the event a NEO chooses to retire at or after age 55 but prior to age 62 with five years of EOG service and the retirement is designated in writing by EOG management as a “Company-approved Retirement prior to age 62,” he would be entitled to the same benefits as any other employee whose retirement was designated as a “Company-approved Retirement prior to age 62”.

In the event a NEO is eligible for early retirement, but is involuntarily terminated by EOG other than for cause, such termination will be treated as a “Company-approved Retirement prior to age 62”. In order to be designated a “Company-approved Retirement prior to age 62,” the employee must agree to enter into a six-month non-competition agreement with us.

In accordance with the terms of the 2008 Stock Plan, the 2021 Stock Plan and related grant agreements, upon an employee’s “Company-approved Retirement prior to age 62,”

•

for unvested performance units, the applicable performance multiple will be the performance multiple for the three-year performance period and, for each whole year that has passed since the grant date, 33% of the shares of Common Stock represented by the performance units (as adjusted for the applicable performance multiple) will be released as soon as administratively practicable following the later of (A) the date that is six months following the date of retirement or (B) the completion of the performance period;

•

for restricted stock/RSU grants, the restrictions on 33% of the unvested restricted stock/RSUs will lapse for each whole year that has passed since the grant date and the related shares will generally be released; and

•	all unvested SARs will vest and be fully exercisable;

in each case, six months following the effective date of such retirement provided that all provisions of the employee’s related non-competition agreement are satisfied.

42    EOG RESOURCES, INC.

EXECUTIVE COMPENSATION

Involuntary Termination (Not For Cause or Performance Reasons) Prior to Eligibility for Early Retirement. In accordance with the terms of the 2008 Stock Plan, the 2021 Stock Plan and related grant agreements, upon involuntary termination for other than cause or failure to meet performance objectives or standards and the NEO is not yet eligible for early retirement,

•

for unvested performance units, the applicable performance multiple will be the performance multiple for the three-year performance period and, for each whole year that has passed since the grant date, 33% of the shares of Common Stock represented by the performance units (as adjusted for the applicable performance multiple) will be released as soon as administratively practicable following the later of (A) the date that is six months following the effective date of such termination (to account for the six-month delay applicable to specified employees under Section 409A of the Code) and (B) the completion of the performance period;

•

for restricted stock/RSU grants, the restrictions on 33% of unvested restricted stock/RSUs will lapse for each whole year that has passed since the grant date and the related shares will be released (provided that, with respect to RSUs, the related shares will be released six months after the date of termination for specified employees under Section 409A of the Code); and

•	all unvested SARs shall be forfeited.

Voluntary Termination, Involuntary Termination for Performance Reasons or Termination for Cause. In accordance with the terms of the 2008 Stock Plan, the 2021 Stock Plan and related grant agreements, upon voluntary termination, involuntary termination for failure to meet performance objectives or standards or termination for cause, all unvested performance units (including any additional performance units which may have been awarded or credited upon the completion of the three-year performance period based on the applicable performance multiple), restricted stock/RSUs and SARs shall be forfeited and canceled.

Disability or Death. In accordance with our 2008 Stock Plan, 2021 Stock Plan and related grant agreements, upon disability,

•

all restrictions on the performance units will lapse; the applicable performance multiple will be the performance multiple for the three-year performance period; and the shares of Common Stock represented by the performance units (as adjusted for the applicable performance multiple) will be released as soon as administratively practicable following the later of (i) the date that is six months following the effective date of such termination (to account for the six-month delay applicable to specified employees under Section 409A of the Code) and (ii) the completion of the performance period;

•

all restrictions on unvested restricted stock/RSUs will lapse and the related shares will be released (provided that, with respect to RSUs, the related shares will be released six months after the date of termination for specified employees under Section 409A of the Code); and

•	all unvested SARs will vest and be fully exercisable.

In accordance with our 2008 Stock Plan, 2021 Stock Plan and related grant agreements, upon death,

•

all restrictions on the performance units will lapse; the applicable performance multiple will be (i) 100% (if the date of death is prior to the completion of the three-year performance period) or (ii) the achieved performance multiple for the performance period (if the date of death is subsequent to the completion of the performance period); and the shares of Common Stock represented by the performance units (as adjusted for the applicable performance multiple) will be released as soon as administratively practicable following the date of death;

•	all restrictions on unvested restricted stock/RSUs will lapse and the related shares will be released; and

•	all unvested SARs will vest and be fully exercisable.

Change of Control. In accordance with our 2008 Stock Plan, upon the effective date of a change of control of EOG,

•

all restrictions on the performance units will lapse as of the effective date of the change of control of EOG; the applicable performance multiple will be (i) based on the respective TSR of EOG and each of our peer companies (as specified in the respective grant agreements) over the three-year performance period (using, for purposes of such calculations, the 30-calendar day period immediately preceding the effective date of the

2023 PROXY STATEMENT    43

EXECUTIVE COMPENSATION

change of control as the ending month of the performance period), if the effective date of the change of control is prior to the completion of the three-year performance period, or (ii) the achieved performance multiple for the performance period if the effective date of the change of control is subsequent to the completion of the performance period; and the shares of Common Stock represented by the performance units (as adjusted for the applicable performance multiple) will be released as soon as administratively practicable following the effective date of the change of control;

•	all restrictions on unvested restricted stock/RSUs will lapse and the related shares will be released; and

•	all unvested SARs will vest and be fully exercisable.

In accordance with our 2021 Stock Plan, upon the termination of employment by the company without Cause or by NEO for Good Reason during the two-year period following a change of control of EOG,

•

all restrictions on the performance units will lapse as of the effective date of termination of the NEO; the applicable performance multiple will be (i) based on the respective TSR of EOG and the Performance Peer Group (as specified in the grant agreement) over the three-year performance period (using, for purposes of such calculations, the 30-calendar day period immediately preceding the effective date of the change of control as the ending month of the performance period), if the effective date of the termination is prior to the completion of the three-year performance period, or (ii) the achieved performance multiple for the performance period if the effective date of the termination is subsequent to the completion of the performance period; and the shares of Common Stock represented by the performance units (as adjusted for the applicable performance multiple) will be released as soon as administratively practicable following the effective date of the termination;

•	all restrictions on unvested restricted stock/RSUs will lapse and the related shares will be released; and

•	all unvested SARs will vest and be fully exercisable.

If the event constituting the change of control does not qualify as a change in effective ownership or control of EOG for purposes of Section 409A, then any distribution or payment subject to Section 409A shall be delayed until the earliest time that such distribution or payment would be permissible under Section 409A.

Potential Payments Upon Termination of Employment or Change of Control Table

The following tables show the estimated potential payments and benefits that would be received by each current NEO in the event of his termination of employment as a result of each of the circumstances described above and assumes that any termination was effective as of December 31, 2022. The closing price of our Common Stock on the NYSE on December 30, 2022 (the last trading day of fiscal year 2022) was $129.52 per share. The actual amounts to be paid can only be determined at the time of the NEO’s actual termination.

EZRA Y. YACOB

Executive Benefits and Payments Upon Termination	Voluntary Termination ($)(a)	Early Retirement ($)(b)	Normal Retirement ($)(c)	Disability or Death ($)(d)	Involuntary Termination (For Cause) ($)(a)	Involuntary Termination (Not For Cause) ($)		Change of Control ($)

Cash Severance	$0			$0	$0	$1,000,000	(e)	$7,022,500	(f)

Performance Units	$0			$16,961,939	$0	$5,463,542	(g)	$16,961,939	(h)

Restricted Stock/RSUs	$0			$7,820,029	$0	$1,480,932	(g)	$7,820,029	(h)

SARs	$0			$1,748,307	$0	$0	(g)	$1,748,307	(h)

Health Benefits(i)	$0			$0	$0	$0		$65,124

Unused Vacation(j)	$19,231			$19,231	$19,231	$19,231		$19,231

All Other(k)	$0			$0	$0	$0		$182,675
Total:	$19,231	n/a	n/a	$26,549,506	$19,231	$7,963,705		$33,819,805

44    EOG RESOURCES, INC.

EXECUTIVE COMPENSATION

LLOYD W. HELMS, JR.

Executive Benefits and Payments Upon Termination	Voluntary Termination ($)(a)	Early Retirement ($)(b)	Normal Retirement ($)(c)	Disability or Death ($)(d)	Involuntary Termination (For Cause) ($)(a)	Involuntary Termination (Not For Cause) ($)		Change of Control ($)

Cash Severance			$0	$0	$0	$765,000	(e)	$4,883,150	(f)

Performance Units			$14,617,239	$14,617,239	$0	$14,617,239	(l)	$14,617,239	(h)

Restricted Stock/RSUs			$5,080,422	$5,080,422	$0	$5,080,422	(l)	$5,080,422	(h)

SARs			$1,133,281	$1,133,281	$0	$1,133,281	(l)	$1,133,281	(h)

Health Benefits(i)			$0	$0	$0	$0		$43,224

Unused Vacation(j)			$38,802	$38,802	$38,802	$38,802		$38,802

All Other(k)			$0	$0	$0	$0		$182,675
Total:	n/a	n/a	$20,869,744	$20,869,744	$38,802	$21,634,744		$25,978,793

TIMOTHY K. DRIGGERS

Executive Benefits and Payments Upon Termination	Voluntary Termination ($)(a)	Early Retirement ($)(b)	Normal Retirement ($)(c)	Disability or Death ($)(d)	Involuntary Termination (For Cause) ($)(a)	Involuntary Termination (Not For Cause) ($)		Change of Control ($)

Cash Severance	$0	$0		$0	$0	$695,000	(e)	$4,203,450	(f)

Performance Units	$0	$5,560,423		$10,601,212	$0	$5,560,423	(m)	$10,601,212	(h)

Restricted Stock/RSUs	$0	$1,152,469		$3,807,370	$0	$1,152,469	(m)	$3,807,370	(h)

SARs	$0	$826,957		$826,957	$0	$826,957	(m)	$826,957	(h)

Health Benefits(i)	$0	$0		$0	$0	$0		$43,224

Unused Vacation(j)	$13,365	$13,365		$13,365	$13,365	$13,365		$13,365

All Other(k)	$0	$0		$0	$0	$0		$182,675
Total:	$13,365	$7,553,214	n/a	$15,248,904	$13,365	$8,248,214		$19,678,253

MICHAEL P. DONALDSON

Executive Benefits and Payments Upon Termination	Voluntary Termination ($)(a)	Early Retirement ($)(b)	Normal Retirement ($)(c)	Disability or Death ($)(d)	Involuntary Termination (For Cause) ($)(a)	Involuntary Termination (Not For Cause) ($)		Change of Control ($)

Cash Severance	$0	$0		$0	$0	$695,000	(e)	$4,203,450	(f)

Performance Units	$0	$5,148,679		$9,825,517	$0	$5,148,679	(m)	$9,825,517	(h)

Restricted Stock/RSUs	$0	$1,067,115		$3,531,751	$0	$1,067,115	(m)	$3,531,751	(h)

SARs	$0	$765,692		$765,692	$0	$765,692	(m)	$765,692	(h)

Health Benefits(i)	$0	$0		$0	$0	$0		$65,124

Unused Vacation(j)	$58,474	$58,474		$58,474	$58,474	$58,474		$58,474

All Other(k)	$0	$0		$0	$0	$0		$182,675
Total:	$58,474	$7,039,960	n/a	$14,181,434	$58,474	$7,734,960		$18,632,683

2023 PROXY STATEMENT    45

EXECUTIVE COMPENSATION

KENNETH W. BOEDEKER

Executive Benefits and Payments Upon Termination	Voluntary Termination ($)(a)	Early Retirement ($)(b)	Normal Retirement ($)(c)	Disability or Death ($)(d)	Involuntary Termination (For Cause) ($)(a)	Involuntary Termination (Not For Cause) ($)		Change of Control ($)

Cash Severance	$0	$0		$0	$0	$445,000	(e)	$2,690,050	(f)

Performance Units	$0	$2,677,049		$5,136,504	$0	$2,677,049	(m)	$5,136,504	(h)

Restricted Stock/RSUs	$0	$554,864		$1,854,856	$0	$554,864	(m)	$1,854,856	(h)

SARs	$0	$398,151		$398,151	$0	$398,151	(m)	$398,151	(h)

Health Benefits(i)	$0	$0		$0	$0	$0		$37,427

Unused Vacation(j)	$1,819	$1,819		$1,819	$1,819	$1,819		$1,819

All Other(k)	$0	$0		$0	$0	$0		$182,675
Total:	$1,819	$3,631,883	n/a	$7,391,330	$1,819	$4,076,882		$10,301,482

(a)

No additional compensation, other than unused vacation, is paid if the NEO voluntarily terminates his employment or if the NEO is involuntarily terminated for cause. Of the NEOs, Mr. Helms was of normal retirement age (age 62 or older with five years of EOG service) as of December 31, 2022, and therefore, voluntary termination is not applicable. A voluntary termination could occur for Messrs. Driggers, Donaldson and Boedeker if early retirement was not company-approved or if they did not agree to, or fulfill, a six-month non-competition agreement.

(b)

Of the NEOs, only Messrs. Driggers, Donaldson and Boedeker were between age 55 and 62 with at least five years of EOG service and thus were eligible for early retirement as of December 31, 2022. Assumes that upon satisfying the six-month non-competition agreement (1) 33% of unvested performance units will vest for each whole year that has passed since the grant date as of December 31, 2022 (assuming a performance multiple of 100% as the applicable performance period has not been completed or the achieved performance multiple has not been certified); (2) 33% of unvested restricted stock/RSUs will vest for each whole year that has passed since the grant date as of December 31, 2022; and (3) all unvested SARs will vest and become fully exercisable. However, the actual value of any unvested performance units, restricted stock/RSUs and SARs will be subject to market risk during the six-month term of the non-competition agreement and the actual value of the performance units will also be subject to the applicable performance multiple (in the case of grants for which the applicable performance period has not been completed or the achieved performance multiple has not been certified). The number of performance units that will vest for Mr. Driggers is 42,931, for Mr. Donaldson is 39,752 and for Mr. Boedeker is 20,669. The number of shares of restricted stock/RSUs that will vest for Mr. Driggers is 8,898, for Mr. Donaldson is 8,239 and for Mr. Boedeker is 4,284. The number of SARs that will vest for Mr. Driggers is 13,228, for Mr. Donaldson is 12,248 and for Mr. Boedeker is 6,339.

(c)

Of the NEOs, only Mr. Helms was of normal retirement age (age 62 or older with five years of EOG service) as of December 31, 2022. Represents the value of unvested performance units (assuming a performance multiple of 100% for grants for which the applicable performance period has not been completed or the achieved performance multiple has not been certified), RSUs and SARs as of December 31, 2022; however, (1) the actual value of the performance units and RSUs will be subject to market risk during the six-month delay period (pursuant to Section 409A of the Code) and (2) the actual value of the performance units will also be subject to the applicable performance multiple (in the case of grants for which the applicable performance period has not been completed or the achieved performance multiple has not been certified).

(d)

Represents the value of the unvested performance units (assuming a performance multiple of 100% for grants for which the applicable performance period has not been completed or the achieved performance multiple has not been certified), restricted stock/RSUs and SARs as of December 31, 2022, for the NEOs. Upon disability, (1) all unvested performance units will vest but are not payable until the completion of the applicable performance period, (2) all unvested RSUs will vest on the date of disability and will be released six months following the date of disability and will therefore be subject to market risk for six months; and (3) all unvested restricted stock and SARs will vest on the date of disability. Upon death, (1) all unvested performance units will vest and will be distributed as shares at the 100% performance multiple if the date of death is prior to the completion of the applicable performance period or at the achieved performance multiple if the date of death is after the completion of the applicable performance period and (2) all unvested restricted stock/RSUs and SARs will vest on the date of death.

(e)

Represents 52 weeks of base salary, the maximum benefit paid under our Severance Pay Plan, based on the annual base salary and years of EOG service as of December 31, 2022, for the NEOs. In the event of involuntary termination for failure to meet performance objectives or standards, the NEO would be eligible for a cash severance of up to 12 weeks of base salary provided he executed a waiver and release of claims.

(f)

Calculated as the sum of (1) 2.99 times annual base salary plus two times annual bonus award opportunity in accordance with the change of control agreement for the NEOs and (2) a retention bonus in accordance with our retention bonus plan described above. The annual base salary is as follows: Mr. Yacob, $1,000,000; Mr. Helms, $765,000; Mr. Driggers, $695,000; Mr. Donaldson, $695,000; and Mr. Boedeker, $445,000. The target annual bonus is as follows: Mr. Yacob, $1,400,000; Mr. Helms, $765,000; Mr. Driggers, $625,500; Mr. Donaldson, $625,500; and Mr. Boedeker, $400,500. In accordance with the retention bonus plan, the retention bonus utilized is the annual bonus awarded in 2022 (for 2021 performance) as follows: Mr. Yacob, $1,232,500; Mr. Helms, $1,065,800; Mr. Driggers, $874,400; Mr. Donaldson, $874,400; and Mr. Boedeker, $558,500.

(g)

Upon an involuntary termination that is not for cause, (1) 33% of the unvested performance units will vest for each whole year that has passed since the date of grant as of December 31, 2022 (assuming a performance multiple of 100% for grants for which the applicable performance period has not been completed or the achieved performance multiple has not been certified); however, the actual value of the performance units will be subject to the applicable performance multiple (in the case of grants for which the applicable performance period has not been completed or the achieved performance multiple has not been certified); (2) 33% of unvested restricted stock will vest for each whole year that has passed since the grant date as of December 31, 2022; and (3) all unvested SARs will forfeit. The number of performance units that would vest for Mr. Yacob is 42,183. The number of shares of restricted stock that would vest for Mr. Yacob is 11,434. If the involuntary termination was for failure to meet performance objectives or standards, all shares of performance units and restricted stock would be forfeited and canceled.

(h)

Represents the value of unvested performance units (assuming a performance multiple of 100% for grants for which the applicable performance period has not been completed or the achieved performance multiple has not been certified), restricted stock/RSUs and SARs as of December 31, 2022, for the NEOs.

(i)	Health Benefits include the estimated value of three years of participation in our medical and dental plans, based on the NEO’s elections as of December 31, 2022.

(j)	Represents the unused vacation as of December 31, 2022, that would be paid to the NEO.

(k)

“All Other” includes (1) the estimated value of matching contributions and retirement contributions under the Savings and Retirement Plan had the NEO continued to be employed for three years based on the contribution rates and statutory limits in effect as of December 31, 2022, and (2) $50,000 in outplacement services.

46    EOG RESOURCES, INC.

EXECUTIVE COMPENSATION

(l)

Mr. Helms is eligible for normal retirement; therefore, any involuntary termination that is not for cause is treated as a “retirement at or after age 62” for stock plan purposes. See footnote (c) above for further explanation.

(m)

Messrs. Driggers, Donaldson and Boedeker are eligible for early retirement; therefore, any involuntary termination that is not for cause is treated as a “Company-approved Retirement prior to age 62” for stock plan purposes. See footnote (b) above for further explanation.

Chief Executive Officer Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of SEC Regulation S-K, we are providing the following information about the relationship of the annual total compensation of Mr. Ezra Y. Yacob, our CEO, and the annual total compensation of our “Median Employee”.

For 2022, our last completed fiscal year:

•	the annual total compensation of our CEO (determined as described below) was $12,662,974 including compensation under non-discriminatory benefit plans.

•	the annual total compensation of our Median Employee was $196,323 including compensation under non-discriminatory benefit plans.

Based on this information, for 2022 the ratio of the annual total compensation of our CEO to the Median Employee was 65 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of SEC Regulation S-K.

We used the following material assumptions, adjustments and estimates to identify the Median Employee and to determine the annual total compensation of our CEO and the Median Employee:

•

We determined that, as of December 31, 2022, our employee population consisted of approximately 2,837 individuals (excluding the CEO) who were working at our parent company and consolidated subsidiaries and who were located in the following countries: Canada, The Republic of Trinidad and Tobago (“Trinidad”) and the United States of America (“U.S.”). This population consisted of our full-time, part-time and temporary employees.

•	As permitted under SEC rules, we adjusted the employee population to exclude 109 non-U.S. employees (or approximately 3.8% of the employee population) from the following foreign jurisdictions:

-	Canada: 3 employees

-	Trinidad: 106 employees

After excluding the foregoing non-U.S. employees, our adjusted employee population as of December 31, 2022 was 2,728.

•

To identify the Median Employee from our adjusted employee population, we first determined each employee’s base salary as of December 31, 2022, overtime earnings and annual cash bonus paid during fiscal year 2022 as reflected in our payroll records, and the grant value of restricted stock/RSUs granted during fiscal year 2022. Then we identified our Median Employee from our adjusted employee population based on this compensation measure.

•	We determined the CEO’s 2022 annual total compensation to be equal to the sum of the following items:

-	$12,641,202, which represents the amount reported for fiscal year 2022 for our CEO in the “Total” column of our “Summary Compensation Table” above; and

-

$21,772, which represents the estimated aggregate value of the CEO’s compensation under the following non-discriminatory benefit plans: (i) group health care benefits, (ii) group life insurance, and (iii) group accidental death and dismemberment insurance.

•	In accordance with the SEC rules, we determined the Median Employee’s 2022 total annual compensation to be equal to the sum of the following items:

-

$181,964, which represents the amount of such employee’s compensation for fiscal year 2022 that would have been reported in our “Summary Compensation Table” in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K if the employee had been a NEO for fiscal year 2022; and

-

$14,359, which represents the estimated aggregate value of such employee’s compensation under the following non-discriminatory benefit plans: (i) group health care benefits, (ii) group life insurance, and (iii) group accidental death and dismemberment insurance.

2023 PROXY STATEMENT    47

EXECUTIVE COMPENSATION

Pay-Versus-Performance
Disclosure

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of SEC Regulation
S-K,
we are providing the following information about the relationship between “compensation actually paid” to our CEO and to our non-CEO
NEOs and certain financial performance of the company. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by, or paid to, our executive officers during a covered year. For further information regarding the Company’s pay-versus-performance
philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the “Compensation Discussion and Analysis” section above. For purposes of the below tables and related disclosures, “CEO 1” refers to William R. Thomas (our CEO in 2020 and in 2021, until his retirement effective September 30, 2021) and “CEO 2” refers to Ezra Y. Yacob (our CEO in 2021, beginning effective October 1, 2021, and in 2022).

							Value of Initial Fixed $100 Investment Based On:

Year	Summary Compensation Table Total for CEO 1 (a)	Summary Compensation Table Total for CEO 2 (b)	Compensation Actually Paid to CEO 1 (c)	Compensation Actually Paid to CEO 2 (d)	Average Summary Compensation Table Total for Non-CEO NEOs (e)	Average Compensation Actually Paid to Non-CEO NEOs (f)	TSR	Peer Group TSR (g)	Net Income/ (Loss) (in millions)	ROCE* (h)

2022	n/a	$12,641,202	n/a	$18,973,135	$5,102,832	$8,514,455	$181.58	$191.50	$7,759	35.8%

2021	$8,602,291	$9,752,887	$23,431,751	$13,893,824	$4,687,403	$8,701,274	$115.74	$120.82	$4,664	23.0%

2020	$7,891,608	n/a	($ 4,041,765)	n/a	$2,845,816	($ 121,066)	$61.36	$64.58	($ 605)	4.3%

(a)	Amounts represent the total compensation reported for Mr. Thomas in the Summary Compensation Table for his service as CEO in 2021 (until his retirement effective September 30, 2021) and 2020.

(b)	Amounts represent the total compensation reported for Mr. Yacob in the Summary Compensation Table for his service as CEO in 2021 (effective October 1, 2021) and 2022.

(c)
Amounts reported in this column are based on total compensation reported for Mr. Thomas in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

Year	Summary Compensation Table Total for CEO 1	Reported Fair Value of Equity Awards for CEO 1	Year-end Fair Value of Equity Awards for CEO 1	Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year for CEO 1	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year for CEO 1	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards for CEO 1	Value of Dividends on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation for CEO 1	Compensation Actually Paid to CEO 1

2021	$8,602,291	($7,333,472)	$8,017,992	$4,630,537	$0	$7,737,761	$1,776,642	$23,431,751

2020	$7,891,608	($4,942,636)	$6,707,579	($5,987,853)	$62,729	($8,142,161)	$368,969	($ 4,041,765)

(d)
Amount reported in this column are based on total compensation reported for Mr. Yacob in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

Year	Summary Compensation Table Total for CEO 2	Reported Fair Value of Equity Awards for CEO 2	Year-end Fair Value of Equity Awards for CEO 2	Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year for CEO 2	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year for CEO 2	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards for CEO 2	Value of Dividends on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation for CEO 2	Compensation Actually Paid to CEO 2

2022	$12,641,202	($9,648,992)	$11,043,313	$477,897	$0	$3,293,410	$1,166,305	$18,973,135

2021	$9,752,887	($7,619,121)	$8,968,784	$476,234	$0	$1,761,385	$553,655	$13,893,824

(e)
Amounts represent the average of the total compensation reported in the Summary Compensation Table above for our NEOs, other than Mr. Yacob, for 2022 and 2021. For 2020, amount represents the average of the total compensation reported in the Summary Compensation Table above for Messrs. Helms, Driggers, Donaldson and Yacob.

48    EOG RESOURCES, INC.

EXECUTIVE COMPENSATION

(f)
Amounts reported in this column are based on the average of the total compensation reported for our
Non-CEO
NEOs in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

Year	Average Summary Compensation Table Total for Non-CEO NEOs	Average Reported Fair Value of Equity Awards for Non-CEO NEOs	Average Year-end Fair Value of Equity Awards for Non-CEO NEOs	Average Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year for Non-CEO NEOs	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year for Non-CEO NEOs	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards for Non-CEO NEOs	Value of Dividends on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation for Non-CEO NEOs	Compensation Actually Paid to Non-CEO NEOs

2022	$5,102,832	($3,316,756)	$3,776,582	$ 478,320	$22,132	$1,416,111	$1,035,234	$8,514,455

2021	$4,687,403	($2,974,474)	$3,280,170	$ 869,193	$9,753	$2,276,453	$552,776	$8,701,274

2020	$2,845,816	($1,397,584)	$1,905,612	($1,477,633)	$6,113	($2,128,753)	$125,363	($ 121,066)

(g)
Value represents the TSR of the Standard & Poor’s 500 Oil & Gas Exploration & Production Index (“S&P O&G E&P”) based on an initial $100 investment, measured on a cumulative basis from the market close on December 31, 2019, through and including the December 31 of each respective year. TSR calculations reflect reinvestment of dividends. The S&P O&G E&P is the peer group used by EOG for purposes of Item 201(e) of
Regulation S-K
under the Exchange Act in EOG’s Annual Report on
Form 10-K
for the year ended December 31, 2022.

(h)
ROCE* has been identified as our company-selected measure as it is the most important financial measure used to link compensation actually paid to our NEOs to company performance for the most recently completed fiscal year. ROCE* is a heavily weighted performance metric under our short-term incentive plan (i.e., in the determination of annual bonuses) and was added as a performance modifier for the performance units awarded under our long-term incentive plan in September 2022. Refer to Annex A for the calculation of ROCE for each of the years 2022, 2021 and 2020.

The following table sets forth an unranked list of the most important financial performance measures, including the company-selected measure, used by the company to link compensation actually paid for all NEOs to company performance for 2022.

Financial Performance Measures
Absolute Total Stockholder Return
Relative Total Stockholder Return
Return on Capital Employed*
The chart below reflects how the compensation actually paid over the three-year period ended December 31, 2022 aligns to trends in EOG’s TSR over the same period. In addition, the chart reflects that EOG’s TSR over the three-year period aligns closely to the TSR of the S&P O&G E&P index over the same period. In 2020, the negative compensation actually paid to Mr. Thomas and the
Non-CEO
NEOs was primarily impacted by EOG’s stock price depreciation of 40%. In 2021, the compensation actually paid was primarily impacted by EOG’s stock price appreciation of 78%. For 2022, the compensation actually paid to Mr. Yacob and the
Non-CEO
NEOs was primarily impacted by EOG’s stock price appreciation of 46%.

2023 PROXY STATEMENT    49

EXECUTIVE COMPENSATION

The chart below reflects how the compensation actually paid over the three-year period ended December 31, 2022 aligns to trends in EOG’s net income (loss) over the same period.

The chart below reflects how the compensation actually paid over the three-year period ended December 31, 2022 aligns to trends in EOG’s ROCE* over the same period.

50    EOG RESOURCES, INC.

Director Compensation and Stock Ownership Guidelines

The Compensation and Human Resources Committee is also responsible for determining, and making recommendations to the Board regarding, the compensation of our non-employee directors. At its meeting in the second quarter of 2022, the Compensation and Human Resources Committee conducted its annual review of EOG’s non-employee director compensation program relative to the programs of our peer group. Based on the results of its review, the Compensation and Human Resources Committee recommended to the Board the following regarding the total annual compensation of our non-employee directors for the 2022-2023 term: (1) the annual cash retainer for each non-employee director would remain unchanged at $100,000 and (2) consistent with the prior year, each non-employee director would be granted RSUs having a value of $180,000 (the number of RSUs to be granted calculated based on the closing price of EOG’s Common Stock on April 25, 2022 (such date being the Monday following each director’s re-election to the Board at our 2022 annual meeting of stockholders), with the resulting number of units rounded down to a whole unit).

The Board adopted this recommendation in connection with its approval of our annual non-employee director compensation at its meeting in the second quarter of 2022. The terms of the RSUs granted to our non-employee directors are described in footnote (b) to the “Director Compensation Table for 2022” below. There are no meeting, committee member, committee chair or presiding director fees paid to any director.

In accordance with our stock ownership guidelines for non-employee directors (adopted by the Compensation and Human Resources Committee in December 2009 and amended by the Compensation and Human Resources Committee effective April 30, 2019), each non-employee director is required to own EOG stock (whether in the form of shares of Common Stock or phantom stock issued pursuant to the Deferral Plan, or both) in an aggregate amount equal to five times the annual cash retainer for non-employee directors as shall be in effect from time to time. A non-employee director must attain compliance with these stock ownership guidelines five years from the later of (1) the date of his or her initial election to the Board and (2) April 30, 2019. If a non-employee director is not at any time in compliance with such guidelines (subject to the transition/grace period described in the immediately foregoing sentence), such director (i) may only sell up to 35% of the shares of our Common Stock resulting from a vesting of RSUs in order to cover any tax obligations the non-employee director may incur as a result of the vesting and (ii) is required to hold the remaining shares received upon the vesting until such time as the non-employee director is in compliance. These stock ownership guidelines apply only to (A) the grants of RSUs approved by the Compensation and Human Resources Committee and the Board at its meetings in the second quarter of 2019 and (B) future grants to our non-employee directors (until otherwise determined by the Compensation and Human Resources Committee and the Board). The stock ownership guidelines applicable to previous grants to our non-employee directors continue in full force and effect as to such grants.

Mr. Yacob, as our CEO, is subject to the stock ownership guidelines applicable to our executive officers and senior management previously discussed and does not receive any compensation in respect of his services as a director or as our Chairman of the Board.

2023 PROXY STATEMENT    51

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

Director Compensation Table for 2022

The following table summarizes certain information regarding compensation paid or accrued during 2022 to each non-employee director.

Name	Fees Earned or Paid in Cash ($)(a)	Stock Awards ($)(b)	Option Awards ($)(c)	All Other Compensation ($)(d)	Total ($)

Janet F. Clark	$100,000	$179,950		$100,000	$379,950

Charles R. Crisp	$100,000	$179,950		$76,148	$356,098

Robert P. Daniels	$100,000	$179,950		$100,000	$379,950

James C. Day(e)	$100,000	$179,950		$101,901	$381,851

C. Christopher Gaut	$100,000	$179,950		$95,000	$374,950

Michael T. Kerr	$100,000	$179,950		$100,000	$379,950

Julie J. Robertson	$100,000	$179,950		$9,250	$289,200

Donald F. Textor	$100,000	$179,950		$100,000	$379,950

William R. Thomas(f)	$150,000	$179,950	$325,585	$65,599	$721,134

(a)

Non-employee directors can defer all or a portion of their cash fees to a later specified date by participating in the Deferral Plan. Under the Deferral Plan, deferrals are invested into either (1) a flexible deferral account, in which deferrals are treated as if they had been invested into various investment funds as directed by the participant and in which returns vary based on the performance of the funds, or (2) a phantom stock account, in which deferrals are treated as if such amounts are used to purchase our Common Stock at the closing price on the date such deferred fees would otherwise have been paid, and includes reinvestment of dividends. In 2022, four of our non-employee directors deferred their cash fees by participating in the Deferral Plan.

(b)

Under the terms of the 2021 Stock Plan, each non-employee director received, upon re-election to the Board at our 2022 annual meeting of stockholders, 1,610 RSUs on April 25, 2022 (based on the closing price of our Common Stock on the NYSE of $111.77 per share on such date). RSUs granted to non-employee directors under the 2021 Stock Plan vest 100% after one year. Non-employee directors can defer receipt of their RSU grant (and, if the non-employee director so elects, the dividends credited thereon) to a later specified date by participating in the phantom stock account of the Deferral Plan. The market value of the unvested RSUs for each non-employee director as of December 31, 2022 (based on the closing price of our Common Stock on the NYSE of $129.52 per share on December 30, 2022 (the last trading day of fiscal year 2022)) is $208,527. There were no other unvested stock awards made to directors, and no unexercised option/SAR awards made to directors, at December 31, 2022.

(c)

As previously disclosed in our Current Report on Form 8-K filed with the SEC on October 4, 2022, the Compensation and Human Resources Committee, on September 28, 2022, in recognition of Mr. Thomas’s continued service on the Board following his retirement as an employee and as Chief Executive Officer of EOG in October 2021, approved and authorized the amendment of Mr. Thomas’s remaining outstanding grants of SARs (in respect of an aggregate 157,121 shares of our Common Stock and which were awarded to him as an employee and as Chief Executive Officer of EOG), effective October 4, 2022, to extend the period of time during which he may exercise such grants. As is disclosed in the above-referenced Form 8-K, the extended expiration dates are the same as, or prior to, the original expiration dates of the grants. Such amendments resulted in an increase in the aggregate fair value of such grants (and incremental fair value to Mr. Thomas) of $325,585 computed as of the effective date of the amendments in accordance with ASC Topic 718.

(d)

All Other Compensation for 2022 represents charitable matching contributions made by EOG for Mses. Clark and Robertson and Messrs. Daniels, Gaut, Kerr and Textor. All Other Compensation for 2022 for Messrs. Crisp, Day and Thomas includes charitable matching contributions made by EOG and expenses for spousal travel. Please see “Executive Compensation Program for 2022 — Other Compensation and Benefits — Matching Gifts” above for a description of our charitable gifts matching program applicable to all employees and non-employee directors.

(e)

As previously announced by EOG, Mr. Day is retiring from the Board and will not stand for re-election as a director at the Annual Meeting; his current term will expire in conjunction with the Annual Meeting.

(f)	Mr. Thomas retired from the Board effective October 4, 2022.

52    EOG RESOURCES, INC.

Related Party Transactions

We have adopted a written policy relating to the review and approval of “related party transactions”. Generally, under this policy and related SEC regulations, (1) a “related party transaction” is a transaction, or a material amendment to a transaction, involving more than $120,000 between a “related party” and EOG or one of its subsidiaries and (2) a “related party” is (a) a director, director nominee or executive officer of EOG, (b) a beneficial owner of more than 5% of our Common Stock, (c) an immediate family member of, or person sharing the home of, an EOG director, director nominee or executive officer or beneficial owner of more than 5% of our Common Stock or (d) an entity that is owned or controlled by any of the foregoing persons or for which any of the foregoing persons serves as an executive officer, general partner or principal or in a similar capacity or position.

Consistent with the recommendations of the NYSE, our policy requires the Audit Committee to review and approve (in the case of a proposed transaction), or ratify (in the case of an existing transaction), each related party transaction and any material amendment to any such transaction. In reviewing and approving, or ratifying, as the case may be, any related party transaction or material amendment to any such transaction, the Audit Committee must satisfy itself that it has been fully informed as to the related party’s relationship to EOG and interest in the transaction and as to the material facts of the transaction, and must determine that the related party transaction (i) is in, or is not inconsistent with, the best interests of EOG and our stockholders and (ii) does not present any conflicts of interest. In addition, at each quarterly meeting of our Audit Committee, the members of the Audit Committee are asked to confirm that they are not aware of any related party transactions, other than any such transactions previously discussed with the Audit Committee.

Mr. Lloyd W. Helms, Jr., our President and Chief Operating Officer, has a son, Cory Helms, who is employed by EOG as an engineering manager in our Oklahoma City office. Mr. Cory Helms has been employed by EOG since July 2010, prior to his father becoming an executive officer of EOG. Mr. Lloyd W. Helms, Jr. did not participate in the hiring of his son and has not participated, and is not expected in the future to participate, in performance evaluations or compensation decisions regarding his son. Mr. Cory Helms’ total compensation for 2022 (consisting of his annual base salary, annual bonus, stock-based compensation and other benefits and compensation) was approximately $815,000. We believe that Mr. Cory Helms’ compensation and benefits are commensurate with his qualifications, experience and responsibilities and comparable to the compensation and benefits currently paid to division engineering managers at EOG and in the oil and gas industry with similar qualifications, experience and responsibilities. Pursuant to our related party transactions policy, the Audit Committee has (1) satisfied itself that it has been fully informed as to the material facts of Mr. Cory Helms’ employment relationship with us; (2) determined that (i) the employment relationship is in, and is not inconsistent with, the best interests of EOG and our stockholders and does not present any conflicts of interest and Mr. Lloyd W. Helms, Jr. does not have a material interest in such employment relationship; and (3) approved and ratified our prior and continued employment of Mr. Cory Helms.

During the first quarter of fiscal year 2022, C. Christopher Gaut, a member of our Board, served as the President, Chief Executive Officer and Chairman of the Board of Forum Energy Technologies, Inc. (“Forum”) and, subsequent to his retirement from Forum effective February 18, 2022, has served as Executive Chairman of the Board of Forum (a non-executive officer position). Forum is a leading provider of drilling, completions and production equipment and related services to the oil and gas industry. During fiscal year 2022, EOG made payments totaling approximately $205,000 to Forum and its subsidiaries for the purchase of various oilfield equipment and related services, which is approximately 0.03% of Forum’s consolidated revenues for fiscal year 2022 of $700 million. Pursuant to our related party transactions policy, the Audit Committee has (1) satisfied itself that it has been fully informed as to the material facts of EOG’s transactions with Forum (including the nature of such transactions and the aggregate payments made by EOG to Forum in connection therewith); (2) determined that (i) such transactions are in, and are not inconsistent with, the best interests of EOG and our stockholders and do not present any conflicts of interest and (ii) Mr. Gaut does not have a material interest in such transactions; and (3) approved and ratified our prior and future transactions with Forum.

2023 PROXY STATEMENT    53

RELATED PARTY TRANSACTIONS

In addition to our related party transactions policy, our Code of Conduct prohibits transactions involving or benefiting a director or executive officer (or a family member of a director or executive officer) that may constitute a conflict of interest. Any waiver of our Code of Conduct in favor of a director or executive officer requires Board or Board committee approval and reporting under applicable SEC and NYSE regulations, as more fully described under “Corporate Governance — Codes of Conduct and Ethics and Corporate Governance Guidelines” above. There have been no waivers granted with respect to our Code of Conduct to any director or executive officer.

54    EOG RESOURCES, INC.

Item 1. Election of Directors

At the Annual Meeting, nine directors are to be elected to hold office until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified (or until such director’s earlier resignation, removal or death). All of the nominees are current directors. As previously announced, Mr. Day is retiring from the Board and will not stand for re-election as a director at the Annual Meeting; his current term will expire in conjunction with the Annual Meeting.

Our director nominees bring a wealth of relevant experience and skills, as well as diverse viewpoints, to the Board. Below are descriptions of certain key skills and areas of experience that we believe are relevant to our business along with a matrix setting forth the skills and areas of experience possessed by each of our director nominees.

Key Director Skills and Areas of Experience

Executive Management Has a demonstrated record of leadership and valuable perspectives on issues affecting large and complex organizations.	●	●	●	●	●	●	●	●	●

Financial Reporting, Accounting & Finance

Has an understanding of, and experience with, financial reporting and accounting matters and capital markets matters (both debt and equity) relevant to a large, publicly traded company.

	●	●		●	●	●	●	●	●

Energy Industry Contributes valuable perspective on issues specific to our operations in the oil and gas industry.	●	●	●		●	●	●	●	●

Corporate Governance & Risk Management Has an understanding of, and experience with, the roles of corporate strategy and risk management necessary for organizational performance.	●	●	●	●	●	●	●	●	●

International Provides valuable insights into the international aspects of our business and operations.	●	●	●	●	●	●	●	●	●

Governmental & Regulatory Has an understanding of the role governmental and regulatory actions and decisions may have on our business.	●	●	●		●	●	●	●	●

Environmental, Health & Safety Strengthens the Board’s oversight and understanding of the interrelationship between environmental and safety matters and our operational activities and strategy.	●	●	●		●	●	●	●	●

Human Resources & Compensation Has an understanding of compensation factors and components that influence the attraction, motivation, and retention of a talented workforce.	●	●	●	●	●	●	●	●	●

Civic, Community & Charitable Organizations Contributes to a better understanding of sustainable engagements with the communities in which we do business.	●	●	●	●	●	●	●	●	●

Technical, Geologic, and Engineering

Education background brings an understanding of technical, geologic, and engineering disciplines necessary for the identification of our exploration plays and development of our prospect inventory.

		●	●		●	●			●

Information Technology Contributes to the Board’s understanding of innovative information technology applications utilized in our operations and business	●	●	●	●	●	●	●

2023 PROXY STATEMENT    55

ITEM 1. ELECTION OF DIRECTORS

The charts below reflect the diversity and tenure of our director nominees as of May 24, 2023 (the date of our Annual Meeting).

In addition, two-thirds of our Board committee chairs are women (Ms. Clark – Nominating, Governance and Sustainability Committee, and Ms. Robertson – Compensation and Human Resources Committee).

We believe that our director nominees possess high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background; a proven record of success in their respective fields; and valuable knowledge of our business and of the oil and gas industry. Further, each of our director nominees is willing and able to devote sufficient time to carrying out his or her duties and responsibilities as a director effectively and is committed to serving EOG and our stockholders.

Set forth below, in each director nominee’s biographical information, is additional discussion of the specific experiences, qualifications and skills attributable to such nominee that led the Board, as of the date of this proxy statement, to its conclusion that the nominee should serve as a director of EOG and, in the case of Mses. Clark, Dugle and Robertson and Messrs. Crisp, Daniels, Gaut, Kerr and Textor, as a member of the Board’s Audit, Compensation and Human Resources, and Nominating, Governance and Sustainability Committees. Director nominee ages and biographical information set forth below are as of February 28, 2023.

A majority of the votes cast in person or by proxy by the holders of our Common Stock entitled to vote at the Annual Meeting is required to elect a nominee. Under our bylaws, (1) a “majority of the votes cast” means that the number of shares voted “FOR” a nominee’s election exceeds 50% of the number of votes cast with respect to that nominee’s election and (2) votes cast shall include votes “FOR” and “AGAINST” and exclude abstentions with respect to that nominee’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within 10 days of the Annual Meeting) will not be counted in determining the number of votes cast with respect to that nominee’s election.

Pursuant to our Corporate Governance Guidelines, any nominee for director who fails to receive a majority of the votes cast at the Annual Meeting must, promptly following certification of the stockholder vote, tender his or her resignation to the Nominating, Governance and Sustainability Committee of the Board. The Nominating, Governance and Sustainability Committee (excluding the nominee who tendered the resignation) will evaluate the resignation in light of the best interests of the company and our stockholders in determining whether to accept or reject the resignation or take other action. The Nominating, Governance and Sustainability Committee will make a recommendation to the Board, which will then act on the tendered resignation and publicly disclose its decision and rationale within 90 days following certification of the stockholder vote.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the accompanying form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the accompanying form of proxy to vote for a substitute.

Pursuant to our bylaws and effective as of the date of the Annual Meeting, the Board has set the number of directors that shall constitute the Board at nine. Accordingly, proxies cannot be voted for a greater number of persons than the number of nominees named on the accompanying form of proxy, and stockholders may not cumulate their votes in the election of directors.

56    EOG RESOURCES, INC.

ITEM 1. ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” EACH OF THE NOMINEES LISTED BELOW.

Janet F. Clark 68 DIRECTOR SINCE 2014

Ms. Clark has extensive leadership and financial experience, having most recently served as Executive Vice President and Chief Financial Officer of Marathon Oil Corporation (“Marathon”) from January 2007 until her retirement in October 2013. Prior to that, she was Senior Vice President and Chief Financial Officer of Marathon from January 2004 to January 2007. From 2001 through 2003, Ms. Clark served as Senior Vice President and Chief Financial Officer of Nuevo Energy Company and, from 1997 until 2000, she held various roles at Santa Fe Snyder Corporation, including Chief Financial Officer and Executive Vice President of Corporate Development and Administration.

Ms. Clark is also a director of Texas Instruments Incorporated (since 2015), a publicly traded global semiconductor design and manufacturing company, where she serves as Chair of the Audit Committee and previously served as lead director and as a member of the Governance and Stockholder Relations Committee.

Ms. Clark is also a member of the Board of Directors of Resources for the Future (since 2021), an independent, nonprofit research institution based in Washington, D.C. whose mission is to improve environmental, energy and natural resource decisions through impartial economic research and policy engagement.

From 2015 to 2018, Ms. Clark served as a director of Goldman Sachs BDC, Inc., a specialty finance company and regulated management investment company, where she served as a member of the Audit, Compliance, Compensation, Contract Review, and Governance and Nominating Committees. Ms. Clark also previously served as a director of Goldman Sachs Private Middle Market Credit LLC, a regulated investment company and business development company, from 2016 to 2018.

In addition, Ms. Clark served on the Board of Directors and Audit Committee of Dell Inc. from September 2011 to October 2013, including service as chairperson of the Audit Committee during 2013. Ms. Clark also served on the Board of Directors of Exterran Holdings, Inc. (and its predecessor company, Universal Compression Holdings, Inc.) from 2003 until 2011, including service as Audit Committee chairperson from 2004 to 2011.

2023 PROXY STATEMENT    57

ITEM 1. ELECTION OF DIRECTORS

Charles R. Crisp 75 DIRECTOR SINCE 2002

Mr. Crisp began his career in the oil and gas industry over 40 years ago with Conoco Inc. and has held senior management positions with numerous energy companies, including (i) Coral Energy, LLC, a subsidiary of Shell Oil Company, where he served as President and Chief Executive Officer from 1999 until his retirement in November 2000 and as President and Chief Operating Officer from 1998 to 1999; (ii) Houston Industries Incorporated, where he served as President of the power generation group from 1996 to 1998; and (iii) Tejas Gas Corporation, a major intrastate natural gas pipeline company, where he served as President, Chief Operating Officer and a director from 1988 to 1996.

Mr. Crisp has also accumulated over 20 years of experience as a director of publicly traded energy companies. Mr. Crisp is currently a director of Targa Resources Corp. (since 2005), a provider of midstream natural gas and natural gas liquids services, where he currently serves on the Sustainability Committee and the Nominating and Governance Committee. Mr. Crisp also serves as a director of Targa Resources GP, LLC, a subsidiary of Targa Resources Corp.

Mr. Crisp served as a director of Intercontinental Exchange, Inc. (“ICE”) from 2002 to 2022, including service on the Compensation and Audit Committees. ICE is an operator of regulated exchanges, trading platforms and clearing houses. Mr. Crisp continues to serve as a director of the following ICE subsidiaries: ICE Futures U.S., Inc., ICE Trade Vault LLC, Natural Gas Exchange Inc. (ICENGX), ICE Swap Trade and ICE Credit SEF LLC.

In addition, Mr. Crisp is a director of Southern Company Gas (formerly, AGL Resources Inc.) (since 2003), a wholly owned subsidiary of Southern Company, a leading provider of natural gas and electric utilities. Mr. Crisp will retire from the Southern Company Gas board effective April 26, 2023.

Previously, from 2003 until 2016, Mr. Crisp served on the Board of Directors of AGL Resources Inc. (a then-publicly traded company providing natural gas distribution and marketing services), where he also served as a member of the Compensation Committee and Executive Committee and as chairperson of the Finance and Risk Management Committee. In 2016, AGL Resources Inc. was acquired by, and became a wholly owned subsidiary of, Southern Company.

Robert P. Daniels 64 DIRECTOR SINCE 2017

Mr. Daniels has extensive experience in the oil and gas exploration and production industry. Mr. Daniels served in various senior management positions during his 32-year career with Anadarko Petroleum Corporation (“Anadarko”), a publicly traded oil and gas exploration and production company. Prior to his retirement in December 2016, Mr. Daniels served as President, Anadarko Canada, from 2001 to 2004, as Senior Vice President, Exploration and Production, from 2004 to 2006, as Senior Vice President, Worldwide Exploration, from 2006 to 2013, and as Executive Vice President, International and Deepwater Exploration, from 2013 to 2016. Mr. Daniels was a member of Anadarko’s executive committee from 2004 to 2016 and also served as an executive committee representative to the Governance and Risk Committee of Anadarko’s Board of Directors.

Since 2010, Mr. Daniels has served on the Board of Directors of MicroSeismic, Inc. (“MicroSeismic”), as an independent, non-executive director. Mr. Daniels is also a member of MicroSeismic’s Audit, Compensation and Nominations & Governance Committees. MicroSeismic is an oilfield services company providing completions evaluation services and real-time monitoring and mapping of hydraulic fracture operations in unconventional oil and gas plays.

58    EOG RESOURCES, INC.

ITEM 1. ELECTION OF DIRECTORS

Lynn A. Dugle 63 DIRECTOR SINCE 2023

Ms. Dugle has more than 30 years of executive leadership and senior management experience in the defense, intelligence and high-tech industries. Ms. Dugle served as the Chief Executive Officer of Engility Holdings, Inc. (“Engility”), a publicly traded engineering and technology consulting company, from 2016 until the sale of the company in 2019. Ms. Dugle also served as Chairman and President of Engility.

Prior to joining Engility in 2016, Ms. Dugle served more than a decade in senior management positions at Raytheon Company (“Raytheon”), a publicly traded company specializing in defense and other government markets worldwide, including Vice President, Engineering, Technology and Quality and President of Intelligence, Information and Services. Before joining Raytheon in 2004, Ms. Dugle held international and officer-level positions with ADC Telecommunications, Inc. Ms. Dugle began her career at Texas Instruments Incorporated, a global semiconductor design and manufacturing company, as a manufacturing engineer.

Ms. Dugle currently serves as a director of Micron Technology, Inc. (since 2020), a publicly traded developer of memory and storage solutions, where she serves as a member of the Audit Committee and as Chair of the Security Committee. Ms. Dugle also currently serves as a director of KBR, Inc. (since 2020), a publicly traded provider of science, technology and engineering solutions, where she serves as Chairman of the Nominating and Corporate Governance Committee and as a member of the Compensation and Cybersecurity Committees.

In addition, Ms. Dugle serves as a director of TE Connectivity Ltd. (since 2020), a publicly traded provider of connectivity, communications and sensing products, where she serves as a member of the Audit Committee, and as an Advisor Partner of First Light Acquisition Group, Inc., a blank check company.

Ms. Dugle previously served on the board of directors of State Street Bank and Trust Company, including as Chair of the Technology, Operations and Cyber Committee and as a member of the Audit Committee.

2023 PROXY STATEMENT    59

ITEM 1. ELECTION OF DIRECTORS

C. Christopher Gaut 66 DIRECTOR SINCE 2017

Mr. Gaut has extensive leadership experience and financial and operational expertise in the oilfield services, contract drilling and equipment sector of the oil and gas industry. He has served as a Chief Executive Officer, Chief Operating Officer and Chief Financial Officer for over 30 years for various public companies.

Mr. Gaut served as the Chairman of the Board and Chief Executive Officer of Forum Energy Technologies, Inc. (“Forum”) from August 2010 until May 2017. Effective May 2017, Mr. Gaut transitioned to the role of Executive Chairman of the Board of Forum and, effective December 31, 2017, Mr. Gaut assumed the role of non-executive Chairman of the Board of Forum. Effective November 2018, Mr. Gaut was again appointed President and Chief Executive Officer of Forum and he served as Forum’s President, Chief Executive Officer and Chairman of the Board. Effective February 2022, Mr. Gaut retired from his positions as President and Chief Executive Officer of Forum, and he became Forum’s Executive Chairman of the Board. Mr. Gaut also served as the President of Forum from August 2010 until May 2016 and has served as a director of Forum and one of its predecessor entities since December 2006. Forum is a leading energy manufacturing company, primarily serving oil service companies, drilling contractors as well as non- oil and gas customers.

Prior to the formation of Forum, Mr. Gaut served as (i) a Managing Director of SCF Partners, a Houston based private equity firm investing in oilfield service and equipment companies, from 2009 until 2010; (ii) President of the Drilling and Evaluation Division of Halliburton Company (“Halliburton”), a publicly traded provider of oilfield services and products to the upstream oil and gas industry, from 2008 until 2009; and (iii) Halliburton’s Executive Vice President and Chief Financial Officer from 2003 to 2007.

In addition, from 2008 until 2019, Mr. Gaut served on the Board of Directors of Valaris plc (formerly known as Ensco Rowan plc and as Ensco plc) (“Valaris”), a leading global offshore drilling contractor, where he also served as a member of the Nominating and Governance Committee. Mr. Gaut also previously served as Co-Chief Operating Officer of Valaris from January 2002 to February 2003, and as Senior Vice President and Chief Financial Officer of Valaris from December 1987 until February 2003.

Further, from 2016 until 2019, Mr. Gaut served as a director of Key Energy Services, Inc., a publicly traded well service company, where he served as a member of the Audit Committee and as its lead independent director.

60    EOG RESOURCES, INC.

ITEM 1. ELECTION OF DIRECTORS

Michael T. Kerr 63 DIRECTOR SINCE 2020

Mr. Kerr, who retired from Capital Group effective October 1, 2020, has over 36 years of investment experience, including 35 years with Capital Group, one of the world’s oldest and largest investment management organizations.

During his tenure with Capital Group, Mr. Kerr managed multiple funds as an equity portfolio manager and covered global oil and gas companies for Capital Group as an equity investment analyst. As a result, Mr. Kerr has acquired extensive knowledge of the oil and gas exploration and production industry.

Prior to joining Capital Group, Mr. Kerr was an exploration geophysicist with Cities Service Company. Mr. Kerr currently serves as a board member for various civic and non-profit organizations.

Mr. Kerr is also a director of Kerry Group plc (since 2021), a publicly traded company and global leader in the development of taste and nutrition solutions for the food, beverage and pharmaceutical markets, where he serves as a member of the Audit Committee.

Julie J. Robertson 67 DIRECTOR SINCE 2019

Ms. Robertson has extensive experience in the oil and gas industry and a wealth of knowledge of the drilling services sector from her 40-year career and various roles with Noble Corporation plc (“Noble”), a publicly traded company and one of the world’s largest offshore drilling companies.

Ms. Robertson served in the role of Executive Chairman of Noble from May 2020 until her retirement from Noble in February 2021. Previously, Ms. Robertson served as Chairman of the Board, President and Chief Executive Officer of Noble from January 2018 until May 2020. Ms. Robertson previously served in various other management roles for Noble and its subsidiaries, including (i) Executive Vice President from 2006 to January 2018, (ii) Senior Vice President — Administration from 2001 to 2006 and (ii) Vice President — Administration from 1996 to 2001. Ms. Robertson also served continuously as Corporate Secretary of Noble from 1993 until assuming the Chairman’s role in 2018. Ms. Robertson joined a predecessor subsidiary of Noble in 1979.

Ms. Robertson is also Chair of the Board of Seadrill Limited (since 2022), a publicly traded worldwide provider of offshore oil drilling services; a director of Superior Energy Services, Inc. (since 2021), a worldwide provider of specialized oilfield services and equipment; and a director of Patterson-UTI Energy, Inc. (since 2022), a publicly traded provider of drilling and pressure pumping services, directional drilling, rental equipment and technology to the oil and gas industry.

2023 PROXY STATEMENT    61

ITEM 1. ELECTION OF DIRECTORS

Donald F. Textor 76 DIRECTOR SINCE 2001

Mr. Textor was previously employed by Goldman, Sachs & Co., where he was a General Partner until his retirement in March 2001 and where he had 21 years of experience as the firm’s senior security analyst for domestic oil and gas exploration and production companies. Mr. Textor also previously served as Portfolio Manager of the Dorset Energy Fund, an energy fund which invests primarily in the equity securities of companies in the energy industry.

Mr. Textor previously served on the Board of Directors of Trilogy Energy Corp. (from 2005 until September 2017), where he also served as a member of the Compensation Committee. Trilogy Energy Corp., a petroleum and natural gas-focused Canadian energy corporation, merged with Paramount Resources Ltd. effective September 2017.

As a result of serving in these roles and serving as a member of our Audit Committee since May 2001 (including as Chairman from May 2001 until February 2015), Mr. Textor has accumulated significant leadership and financial reporting experience as well as extensive knowledge of the oil and gas exploration and production industry.

Ezra Y. Yacob 46 DIRECTOR SINCE 2021

Mr. Yacob was appointed Chairman of the Board, effective October 2022. Mr. Yacob was previously named EOG’s Chief Executive Officer and appointed as a Director of EOG, effective October 2021. Mr. Yacob previously served as President from January 2021 through September 2021; Executive Vice President, Exploration and Production from December 2017 to January 2021; and Vice President and General Manager in Midland from May 2014 to December 2017; and Division Exploration Manager in Midland and in Fort Worth from March 2012 to May 2014. Prior to that, Mr. Yacob served in various geoscience and leadership positions. He joined EOG in August 2005.

Before joining EOG, Mr. Yacob worked for the Minerals Division at the United States Geological Survey.

62    EOG RESOURCES, INC.

Item 2. Ratification of Appointment of Auditors

General

For 2022 and 2021, we retained our principal auditors, Deloitte & Touche LLP (“Deloitte”), independent registered public accounting firm, to provide services in the following categories and, in consideration of such services, have paid (or will pay) to Deloitte the following amounts (which, as further discussed below, include certain estimated amounts):

Audit Fees. The aggregate fees billed for professional services rendered by Deloitte in connection with the audits of our annual consolidated financial statements for the fiscal years ended December 31, 2022 and December 31, 2021 and the reviews of our quarterly consolidated financial statements included in our Forms 10-Q for such fiscal years were $3,709,322 and $3,486,941, respectively. In addition, Deloitte renders professional services to EOG in connection with the annual statutory audits of the financial statements of our Trinidad and Oman subsidiaries. The fees billed for such statutory audits for the fiscal year ended December 31, 2021 totaled $156,290 (for Trinidad and Oman); the fees billed for such statutory audits for the fiscal year ended December 31, 2022 (which audits will be finalized in the first half of 2023) are expected to total approximately $123,800 (for Trinidad).

Audit-Related Fees. The aggregate fees billed for the fiscal years ended December 31, 2022 and December 31, 2021 for assurance and related services rendered by Deloitte that were reasonably related to the audits and reviews of our consolidated financial statements and/or the above-described statutory audits, but not reportable as Audit Fees above, were $6,000 and $73,323, respectively. Audit-Related Fees for 2022 were primarily for services rendered in connection with our responses to comments received from the SEC Staff with respect to the disclosures in certain of our SEC filings. Audit-Related Fees for 2021 were primarily for (1) audit services performed in connection with our April 2021 and December 2021 registration statement filings with the SEC and (2) services rendered in connection with our responses to comments received from the SEC Staff with respect to the disclosures in certain of our SEC filings.

Tax Fees. Deloitte did not render any tax compliance, tax advice or tax planning services to us for the fiscal year ended December 31, 2022 or the fiscal year ended December 31, 2021.

All Other Fees. The aggregate fees billed for services rendered by Deloitte not reportable as Audit Fees, Audit-Related Fees or Tax Fees above for the fiscal years ended December 31, 2022 and December 31, 2021 were $3,806 and $2,851, respectively. All Other Fees for 2022 and 2021 were for certain research-related services.

Pre-Approval of Audit and Non-Audit Services. The Audit Committee pre-approves all audit and non-audit services provided to us by our independent auditors at the Audit Committee’s first meeting of each calendar year and at subsequent meetings as necessary. The non-audit services to be provided are specified and shall not exceed a specified dollar limit.

Management is directed to provide a report to the Audit Committee, at each regular meeting of the Audit Committee, showing in reasonable detail the services provided by the independent auditors to us since the beginning of the calendar year, as well as the then-estimated cost to-date of audit and non-audit services provided.

During the course of a year, if additional non-audit services are deemed to be appropriate or advisable, these services are presented to the Audit Committee for pre-approval, subject to the availability of the de minimis exception for non-audit services set forth in Section 202 of the Sarbanes-Oxley Act and in Rule 2-01 of Regulation S-X. The Audit Committee has delegated to the Chairperson of the Audit Committee the authority to approve non-audit services provided by the independent auditors to us pursuant to such exception. None of the services rendered by Deloitte for the fiscal years ended December 31, 2022 and December 31, 2021 and reportable as Audit-Related Fees, Tax Fees or All Other Fees above were approved by the Audit Committee or the Chairperson of the Audit Committee pursuant to such de minimis exception.

2023 PROXY STATEMENT    63

ITEM 2. RATIFICATION OF APPOINTMENT OF AUDITORS

Ratification of Appointment for 2023

The Audit Committee of the Board has sole and direct authority to appoint, compensate, oversee, evaluate and terminate the company’s independent auditor, and it is responsible for fee negotiations associated with the retention of the company’s independent auditor. The Audit Committee has appointed Deloitte to audit our consolidated financial statements for the year ending December 31, 2023, and such appointment has been approved by the Board. Deloitte has served as our independent auditor continuously since 2002.

In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of Deloitte to serve as the company’s independent auditor is in the best interests of the company and its stockholders, and we are asking our stockholders to ratify the appointment of Deloitte as the company’s independent auditor for 2023.

Ratification of this appointment shall be effective upon the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote against the ratification of this appointment. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the accompanying form of proxy will vote such proxy “FOR” the ratification of the appointment of Deloitte.

In the event the appointment of Deloitte is not ratified, the Audit Committee will consider the appointment of other independent auditors. A representative of Deloitte is expected to be present at the Annual Meeting and will be available to make a statement, if such representative desires to do so, and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL.

64    EOG RESOURCES, INC.

Item 3. Non-Binding Advisory Vote on Executive Compensation

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement a separate proposal, which gives our stockholders the opportunity to approve or not approve the compensation of our Named Executive Officers (as disclosed in this proxy statement) by voting “FOR” or “AGAINST” the resolution below (commonly referred to as “Say-on-Pay”). While our Board and Compensation and Human Resources Committee intend to carefully consider the stockholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

In considering their vote, stockholders are encouraged to review with care the information regarding our executive compensation program as discussed under “Compensation Discussion and Analysis” (beginning on page 18) and the compensation tables and related narrative discussion provided under “Executive Compensation” (beginning on page 35).

As described under “Compensation Discussion and Analysis,” our Compensation and Human Resources Committee, which is comprised exclusively of independent directors, oversees all aspects of our executive compensation program and seeks to ensure that the compensation program for our executive officers is aligned with the interests of our stockholders and the compensation practices of our peer companies (with whom we compete for executive management personnel). Our executive compensation program is also designed to attract, motivate and retain a highly qualified executive management team and to appropriately reward our executive officers for their contribution to the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value.

As further discussed above under “Compensation Discussion and Analysis,” the Compensation and Human Resources Committee believes that our executive management team continues to foster a unique culture that has firmly established EOG as a leader in the exploration and production industry. Our decentralized structure and “pleased but not satisfied” culture encourage innovation and cross-play collaboration, which creates a cycle of continuous improvement and cost reduction. In addition, our focus on “premium” wells has further established EOG as the industry leader in creating sustainable value through industry cycles.

We believe that our executive compensation program (1) has played a significant role in our ability to attract, motivate and retain a highly qualified executive team to manage our company and (2) is structured in the best manner possible to support the achievement of our short-term and long-term business goals and the creation, protection and enhancement of stockholder value. In addition, we believe that our executive compensation program has played a significant role in our ability to achieve superior, long-term stock price performance. As noted above, since becoming an independent public company in August 1999, our stock price performance has significantly exceeded the collective performance of our peer group companies as well as the performance of the Dow Jones Industrial Average, the Nasdaq Composite Index and the Standard & Poor’s 500 Index (in each case, measured as of February 28, 2023).

Accordingly, the Board endorses our executive compensation program and recommends that our stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s definitive proxy statement for the Company’s 2023 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion, be, and hereby is, approved”.

The approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions with respect to this proposal will have the effect of a vote against this proposal and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to this proposal within 10 days of the Annual Meeting) will not be counted in determining the number of shares necessary for approval. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the accompanying form of proxy will vote such proxy “FOR” this proposal.

2023 PROXY STATEMENT    65

ITEM 3. NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

As noted above, the vote solicited by this proposal is advisory in nature and its outcome will not be binding on the Board or the Compensation and Human Resources Committee, nor will the outcome of the vote require the Board or the Compensation and Human Resources Committee to take any action. Further, the outcome of the vote will not be construed as overruling any decision of the Board or the Compensation and Human Resources Committee, or creating or implying any additional fiduciary duty of the Board or the Compensation and Human Resources Committee. However, the Board and the Compensation and Human Resources Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL.

66    EOG RESOURCES, INC.

Item 4. Non-Binding Advisory Vote on The Frequency of Holding Advisory Votes on Executive Compensation

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are also including in this proxy statement a proposal which gives our stockholders the opportunity to vote on how frequently future advisory votes on the compensation of our Named Executive Officers (i.e., the “Say-on-Pay” votes) will occur. This additional advisory vote is commonly referred to as a “Say-on-Frequency” vote. EOG is required to give its stockholders a “Say-on-Frequency” vote no less than once every six years. EOG last conducted a “Say-on-Frequency” vote at its 2017 annual meeting of stockholders.

Stockholders may vote on whether they prefer an advisory vote to occur every one, two or three years, or they may abstain from voting. While our Board and Compensation and Human Resources Committee intend to carefully consider the stockholder vote resulting from this proposal, the final vote will not be binding on us and is advisory in nature.

After careful consideration, the Board recommends that an advisory vote on the compensation of our Named Executive Officers be held every year. The Board believes that holding the advisory vote on executive compensation annually is the best approach because it provides regular input by our stockholders. However, the Board recognizes that our stockholders may elect to hold advisory votes on executive compensation less frequently than every year (i.e., every two years or every three years). Therefore, the Board seeks input from our stockholders regarding the frequency of holding advisory votes on executive compensation.

With respect to this advisory vote on the frequency of holding future advisory votes on the compensation of our Named Executive Officers, the voting option (one year, two years or three years), if any, that receives the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting will be adopted by our stockholders. Abstentions with respect to this proposal will have the effect of a vote against each of the voting options. Broker non-votes (which will occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to this proposal within 10 days of the Annual Meeting) will not be counted in determining the number of shares necessary for approval. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy for “1 YEAR” as to the frequency of holding advisory votes on executive compensation.

As noted above, the vote solicited by this proposal is advisory in nature and its outcome will not be binding on the Board or the Compensation and Human Resources Committee, nor will the outcome of the vote require the Board or the Compensation and Human Resources Committee to take any action. In evaluating the vote on this proposal, the Board and the Compensation and Human Resources Committee will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our named executive officers. If one of the voting options is not adopted by the required vote of our stockholders, the Board and Compensation and Human Resources Committee will evaluate the votes cast for each of the voting options and will deem the voting option receiving the greatest number of votes to be the voting option approved by our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR “1 YEAR” AS TO THE FREQUENCY OF HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION.

2023 PROXY STATEMENT    67

Stockholder Proposals and Director Nominations

Stockholders may propose matters to be presented at our stockholder meetings and may also nominate persons to be directors of EOG. Formal procedures have been established for those proposals and nominations.

Proposals for 2024 Annual Meeting of Stockholders and 2024 Proxy Materials

Proposals of holders of our Common Stock intended to be presented at our 2024 annual meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Corporate Secretary (Michael P. Donaldson), at our principal executive offices at 1111 Bagby, Sky Lobby 2, Houston, Texas 77002, no later than December 15, 2023.

Nominations for 2024 Annual Meeting of Stockholders and for Any Special Meetings of Stockholders

Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Pursuant to our bylaws, nominations of persons for election to our Board may be made at a meeting of our stockholders:

•	pursuant to our notice of the meeting;

•	by or at the direction of the Board;

•

by any stockholder who (1) was a stockholder of record at the time of giving the notice discussed below and is a stockholder of record at the time of the meeting, (2) is entitled to vote at the meeting and (3) complies with the notice requirements of Article II, Section 3 of our bylaws; and

•

with respect to the submission of a “proxy access” nominee, by a stockholder or stockholder group that satisfies the eligibility, notice, disclosure and other requirements of, and complies with, paragraph (A)(4) of Article II, Section 3 of our bylaws (as summarized below).

Nominations by any of our stockholders shall be made pursuant to timely notice, in writing, to our Corporate Secretary. To be timely with respect to our 2024 annual meeting of stockholders, notice given by a stockholder shall be delivered to our Corporate Secretary (Michael P. Donaldson) at our principal executive offices at 1111 Bagby, Sky Lobby 2, Houston, Texas 77002, no earlier than the close of business on December 15, 2023 and no later than the close of business on January 15, 2024 with respect to an election to be held at our 2024 annual meeting of stockholders.

With respect to an election to be held at a special meeting of our stockholders for the election of directors, such notice, to be timely, shall be delivered to our Corporate Secretary at our principal executive offices not earlier than the close of business on the 120th day prior to the date of such special meeting, and not later than the close of business on the later of (1) the 90th day prior to the date of such special meeting or (2) if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

The notice shall set forth the information required by paragraph (A)(2) of Article II, Section 3 of our bylaws, including, but not limited to, (1) such stockholder’s name and address, as such information appears on our books, (2) the number of shares of our Common Stock which are directly or indirectly beneficially owned by the stockholder, (3) all other direct or indirect interests of such stockholder in our Common Stock (including derivative and “short” interests), (4) any arrangement pursuant to which such stockholder has a right to vote any shares of our Common Stock, (5) all information relating to such stockholder’s director nominee that would be required to be disclosed in a proxy statement in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act (including such nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (6) a description of all direct and indirect compensation and other material monetary agreements and relationships

68    EOG RESOURCES, INC.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

between such stockholder and such proposed nominee, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the stockholder making the nomination were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant, (7) a written representation that such stockholder is a holder of record of shares of our Common Stock, will continue to be a stockholder of record through the date of such meeting and intends to appear in person or by proxy at the meeting to make such nomination or to propose such business, (8) all information that would be required to be set forth in a Schedule 13D (or an amendment thereto) filed under the Exchange Act if such a statement (or amendment) were required to be filed under the Exchange Act by such stockholder, (9) if such stockholder intends to engage in a solicitation with respect to a nomination of directors or proposal of other business, a statement disclosing the name of each participant in such solicitation and, if involving a nomination of directors, a written representation that such stockholder intends to deliver a proxy statement and form of proxy to holders of at least 67% of the shares of our Common Stock entitled to vote at an election of directors, (10) a written representation and agreement by such nominee to comply with any codes, policies and guidelines of EOG and any rules, regulations and listing standards, in each case as applicable to directors of EOG, (11) a written representation and agreement by such nominee that he or she (A) is not and will not become a party to any arrangement with, and has not given (and will not give) any commitment to, any person or entity as to how such nominee, if elected as a director of EOG, will act or vote on any issue or question that has not been disclosed to EOG, and (B) is not and will not become a party to any direct or indirect compensatory, payment, reimbursement, indemnification or other financial arrangement with any person or entity other than EOG in connection with his or her nomination, service or action as a director of EOG that has not been disclosed to EOG, and (12) the terms of all arrangements between such stockholder and such nominee and any other person, including such stockholder and any beneficial owner and their respective affiliates and associates or others acting in concert therewith, pursuant to which the nomination of such nominee is to be made by the stockholder.

Furthermore, to be eligible to be a nominee of any stockholder for election or re-election as a director of EOG, a person must deliver to our Corporate Secretary (Michael P. Donaldson) at our principal executive offices (in accordance with the time periods prescribed for delivery of notice under paragraph (A)(2) of Article II, Section 3 of our bylaws) a written questionnaire with respect to the background and qualification of such individual and the background of any other person or entity on whose behalf, directly or indirectly, the nomination is being made.

Acceptable forms of such questionnaire and of the written representations and agreements referred to in clauses (7), (9), (10) and (11) of the preceding paragraph will be provided to the requesting stockholder and nominee by our Corporate Secretary upon written request.

In addition to satisfying the above-referenced notice and disclosure requirements, a stockholder, or group of not more than 20 stockholders, meeting specified eligibility requirements (collectively, an “eligible stockholder”) may submit director nominees for inclusion in the proxy statement and proxy card for our 2024 annual meeting of stockholders. In order to be eligible to utilize our “proxy access” bylaw, an eligible stockholder must have owned 3% or more of our outstanding common stock continuously for at least three years. In addition, director nominees submitted pursuant to these provisions (each, a “stockholder proxy access nominee”) must meet specified criteria, and the maximum number of stockholder proxy access nominees that may be included in our proxy materials for our 2024 annual meeting of stockholders pursuant to these provisions may not exceed 20% of the number of our directors then in office. The foregoing summary of our “proxy access” bylaw (which contains additional eligibility, procedural and disclosure requirements) does not purport to be complete and is qualified in its entirety by reference to paragraph (A)(4) of Article II, Section 3 of our bylaws.

In the event a person is validly designated as a nominee to the Board and shall thereafter become unable or unwilling to stand for election to the Board, the Board or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee.

Notwithstanding our bylaw provisions described above, a stockholder shall also comply with all applicable requirements of the Exchange Act and the related rules and regulations thereunder with respect to the matters set forth in such bylaw provisions. For example, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than EOG nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 25, 2024.

2023 PROXY STATEMENT    69

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Other Stockholder Business for 2024 Annual Meeting of Stockholders

For other business (other than stockholder proposals under Rule 14a-8 and director nominations) to be brought before an annual meeting of stockholders by any of our stockholders, the stockholder must have given timely notice, in writing, to our Corporate Secretary of the business to be brought before the annual meeting. To be timely with respect to our 2024 annual meeting of stockholders, notice given by a stockholder shall be delivered to our Corporate Secretary (Michael P. Donaldson) at our principal executive offices at 1111 Bagby, Sky Lobby 2, Houston, Texas 77002, no earlier than the close of business on December 15, 2023 and no later than the close of business on January 15, 2024.

The notice shall set forth the information required by Article II, Section 3 of our bylaws, including, but not limited to, (1) a brief description of the business desired to be brought before the annual meeting, (2) the reasons for conducting such business at the annual meeting, (3) any material interest of such stockholder in such business, (4) the text of the proposal or business (including the text of any resolutions proposed for consideration), (5) such stockholder’s name and address, as such information appears on our books, (6) the number of shares of our Common Stock which are directly or indirectly beneficially owned by the stockholder, (7) all other direct or indirect interests of such stockholder in our Common Stock (including derivative and “short” interests) and (8) any arrangement pursuant to which such stockholder has a right to vote any shares of our Common Stock.

70    EOG RESOURCES, INC.

General

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the accompanying form of proxy.

By Order of the Board of Directors,

MICHAEL P. DONALDSON
Corporate Secretary

Houston, Texas

April 13, 2023

2023 PROXY STATEMENT    71

Annex A

EOG Resources, Inc.

Direct and All-In After-Tax Rate of Return (ATROR)

The calculation of EOG’s direct after-tax rate of return (ATROR) with respect to EOG’s capital expenditure program for a particular play or well is based on the estimated recoverable reserves (“net” to EOG’s interest) for all wells in such play or such well (as the case may be), the estimated net present value (NPV) of the future net cash flows from such reserves (for which we utilize certain assumptions regarding future commodity prices and operating costs) and EOG’s direct net costs incurred in drilling or acquiring (as the case may be) such wells or well (as the case may be). As such, EOG’s direct ATROR with respect to our capital expenditures for a particular play or well cannot be calculated from our consolidated financial statements. Our all-in ATROR with respect to our capital expenditures for a particular play or well also cannot be calculated from our consolidated financial statements.

The calculation of our direct ATROR includes the costs associated with drilling and completion operations and wellsite facilities. The calculation of our all-in ATROR includes such costs as well as (i) the costs associated with other facilities, lease acquisitions, delay rentals and gathering and processing operations and (ii) geological and geophysical costs, exploration G&A costs, capitalized interest and other miscellaneous costs.

2023 PROXY STATEMENT    A-1

EOG Resources, Inc.

ROCE

In millions of USD, except ratio data

EOG management uses this information for purposes of comparing its financial performance with the financial performance of other companies in the industry.

	2022	2021	2020	2019

Interest Expense, Net (GAAP)	179	178	205

Tax Benefit Imputed (based on 21%)	(38)	(37)	(43)

After-Tax Net Interest Expense (Non-GAAP) - (a)	141	141	162

Net Income (GAAP) - (b)	7,759	4,664	(605)

Adjustments to Net Income, Net of Tax (See Below Detail)(1)	321	364	1,455

Adjusted Net Income (Non-GAAP) - (c)	8,080	5,028	850

Total Stockholders’ Equity - (d)	24,779	22,180	20,302	21,641

Current and Long-Term Debt (GAAP) - (e)	5,078	5,109	5,816	5,175

Less: Cash	(5,972)	(5,209)	(3,329)	(2,028)

Net Debt (Non-GAAP) - (f)	(894)	(100)	2,487	3,147

Total Capitalization (GAAP) - (d) + (e)	29,857	27,289	26,118	26,816

Total Capitalization (Non-GAAP) - (d) + (f)	23,885	22,080	22,789	24,788

Average Total Capitalization (Non-GAAP) * - (g)	22,983	22,435	23,789

Return on Capital Employed (ROCE) – Calculated Using:

GAAP Net Income – [(a) + (b)] / (g) (Non-GAAP)	34.4%	21.4%	-1.9%

Non-GAAP Adjusted Net Income – [(a) + (c)] / (g) (Non-GAAP)	35.8%	23.0%	4.3%

*	Average for the current and immediately preceding year

(1)	Detail of adjustments to Net Income (GAAP):

Year Ended December 31, 2022	Before Tax	Income Tax Impact	After Tax

Adjustments:

Add: Mark-to-Market Financial Commodity Derivative Contracts Impact	481	(103)	378

Add: Certain Impairments	113	(31)	82

Less: Gains on Asset Dispositions, Net	(74)	17	(57)

Less: Severance Tax Refund and Related Consulting & Interest Fees	(106)	24	(82)

Total	414	(93)	321

Year Ended December 31, 2021	Before Tax	Income Tax Impact	After Tax

Adjustments:

Add: Mark-to-Market Financial Commodity Derivative Contracts Impact	514	(112)	402

Add: Certain Impairments	15	-	15

Less: Gains on Asset Dispositions, Net	(17)	9	(8)

Less: Tax Benefits Related to Exiting Canada Operations	-	(45)	(45)

Total	512	(148)	364

Year Ended December 31, 2020	Before Tax	Income Tax Impact	After Tax

Adjustments:

Add: Mark-to-Market Financial Commodity Derivative Contracts Impact	(74)	16	(58)

Add: Certain Impairments	1,868	(392)	1,476

Add: Losses on Asset Dispositions, Net	47	(10)	37

Total	1,841	(386)	1,455

A-2    EOG RESOURCES, INC.

EOG Resources, Inc.

Discretionary Cash Flow and Free Cash Flow

In millions of USD

EOG management uses this information for purposes of comparing its financial performance with the financial performance of other companies in the industry.

2022

Net Cash Provided by Operating Activities (GAAP)	11,093

Adjustments:

Changes in Components of Working Capital and Other Assets and Liabilities

Accounts Receivable	347

Inventories	534

Accounts Payable	(90)

Accrued Taxes Payable	113

Other Assets	364

Other Liabilities	266

Changes in Components of Working Capital Associated with Investing Activities	(375)

Cash Flow from Operations Before Working Capital (Non-GAAP)	12,252

Less:

Total Capital Expenditures (Non-GAAP)(a)	(4,607)

Free Cash Flow (Non-GAAP)	7,645

(a)	See below reconciliation of Total Expenditures (GAAP) to Total Capital Expenditures (Non-GAAP) for the twelve months ended December 31, 2022:

Total Expenditures (GAAP)	5,610

Less:

Asset Retirement Costs	(298)

Non-Cash Acquisition Costs of Unproved Properties	(127)

Acquisition Costs of Proved Properties	(419)

Exploration Costs	(159)

Total Capital Expenditures (Non-GAAP)	4,607

2023 PROXY STATEMENT    A-3

EOG Resources, Inc.

Net Debt-to-Total Capitalization Ratio

In millions of USD, except ratio data

EOG management uses this information for purposes of comparing its financial performance with the financial performance of other companies in the industry.

	At December 31, 2022	At December 31, 2021

Total Stockholders’ Equity - (a)	24,779	22,180

Current and Long-Term Debt (GAAP) - (b)	5,078	5,109

Less: Cash	(5,972)	(5,209)

Net Debt (Non-GAAP) - (c)	(894)	(100)

Total Capitalization (GAAP) - (a) + (b)	29,857	27,289

Total Capitalization (Non-GAAP) - (a) + (c)	23,885	22,080

Debt-to-Total Capitalization (GAAP) - (b) / [(a) + (b)]	17.0%	18.7%

Net Debt-to-Total Capitalization (Non-GAAP) - (c) / [(a) + (c)]	-3.7%	-0.5%

A-4    EOG RESOURCES, INC.

EOG Resources, Inc.

Cash Operating Costs

($/Boe)

EOG management uses this information for purposes of comparing its financial performance with the financial performance of other companies in the industry.

2022

Cash Operating Costs (GAAP)	10.52

Less: Consulting Fees Related to Severance Tax Refund	(0.05)

Cash Operating Costs (Non-GAAP)	10.47

2023 PROXY STATEMENT    A-5

EOG Resources, Inc.

Reserve Replacement Cost Data

In millions of USD, except ratio and volume data

Reserve Replacement Cost statistics (and the non-GAAP measures used in calculating such statistics) are widely recognized and reported by industry participants and are used by EOG management and other third parties for comparative purposes within the industry.

	2022	2021

Total Costs Incurred in Exploration and Development Activities (GAAP)	5,229	3,969

Less: Asset Retirement Costs	(298)	(127)

Non-Cash Acquisition Costs of Unproved Properties	(127)	(45)

Acquisition Costs of Proved Properties	(419)	(100)

Exploration Expenses	(159)	(154)

Total Exploration and Development Expenditures for Drilling Only (Non-GAAP) - (a)	4,226	3,543

Total Costs Incurred in Exploration and Development Activities (GAAP)	5,229	3,969

Less: Asset Retirement Costs	(298)	(127)

Non-Cash Acquisition Costs of Unproved Properties	(127)	(45)

Non-Cash Acquisition Costs of Proved Properties	(26)	(5)

Exploration Expenses	(159)	(154)

Total Exploration and Development Expenditures (Non-GAAP) - (b)	4,619	3,638

Net Proved Reserve Additions From All Sources – Oil Equivalents (MMBoe)

Revisions Due to Price - (c)	11	194

Revisions Other Than Price	325	(308)

Purchases in Place	16	9

Extensions, Discoveries and Other Additions - (d)	560	952

Total Proved Reserve Additions - (e)	912	847

Sales in Place	(88)	(11)

Net Proved Reserve Additions From All Sources	824	836

Production	333	309

Reserve Replacement Costs ($ / Boe)

Total Drilling, Before Revisions - (a / d)	7.55	3.72

All-in Total, Net of Revisions - (b / e)	5.06	4.30

All-in Total, Excluding Revisions Due to Price - (b / (e - c))	5.13	5.57

A-6    EOG RESOURCES, INC.

Glossary of Terms

Bbl — barrel (of crude oil or natural gas liquids).

Boe — barrel of oil equivalent.

Code — United States Internal Revenue Code of 1986, as amended from time to time.

CO2e — carbon dioxide equivalent.

DD&A — depreciation, depletion and amortization.

EPA — Environmental Protection Agency.

ESG — environmental, social and governance.

Flaring emissions intensity rate — metric tons of gross operated GHG emissions (Scope 1) related to flaring, on a CO2e basis, per MBoe of total gross operated U.S. production. Includes Scope 1 emissions reported to the EPA pursuant to the EPA GHGRP and emissions that are subject to the EPA GHGRP but are below the basin reporting threshold and would otherwise go unreported.

G&A — general and administrative.

G&P — gathering and processing.

GAAP — Generally Accepted Accounting Principles in the United States of America.

GHG — greenhouse gas.

GHG emissions intensity rate — metric tons of gross operated GHG emissions (Scope 1), on a CO2e basis, per MBoe of total gross operated U.S. production. Includes Scope 1 emissions reported to the EPA pursuant to the EPA GHGRP and emissions that are subject to the EPA GHGRP but are below the basin reporting threshold and would otherwise go unreported.

GHGRP — Greenhouse Gas Reporting Program.

HH — Henry Hub.

LOE — lease operating expense.

MBbld — thousand barrels per day.

MBoe — thousand barrels of oil equivalent.

MBoed — thousand barrels of oil equivalent per day.

Mcf — thousand cubic feet (of natural gas).

Methane emissions intensity rate — metric tons of gross operated GHG emissions (Scope 1) related to methane, on a CO2e basis, per MBoe of total gross operated U.S. production. Includes Scope 1 emissions reported to the EPA pursuant to the EPA GHGRP and emissions that are subject to the EPA GHGRP but are below the basin reporting threshold and would otherwise go unreported.

Methane emissions percentage — Mcf of gross operated methane emissions (Scope 1) per Mcf of total gross operated U.S. natural gas production. Includes Scope 1 emissions reported to the EPA pursuant to the EPA GHGRP and emissions that are subject to the EPA GHGRP but are below the basin reporting threshold and would otherwise go unreported.

MM — millions.

MMBoe — million barrels of oil equivalent.

NEO — named executive officer.

NYSE — New York Stock Exchange.

2023 PROXY STATEMENT    A-7

GLOSSARY OF TERMS

Oil recovery rate — the percentage of oil that is recovered from the total volume of spills (spills over one barrel).

Oil spill rate(s) — barrels of crude oil spilled (for the determination of annual bonuses for 2022 performance, spills over five barrels and, for the determination of annual bonuses for 2023 performance, spills over one barrel) on a total and unrecovered basis, as applicable, per Mboe of total gross operated U.S. production.

ROCE — return on capital employed.

RSU(s) — restricted stock unit(s).

SARs — stock-settled stock appreciation rights.

SEC — United States Securities and Exchange Commission.

Total recordable incident rate — recordable incidents (job-related injuries and illnesses that require medical treatment beyond first aid or causes death, days away from work, restricted work, transfer to another job, or loss of consciousness) per 200,000 man-hours worked for U.S. operations.

TSR — total stockholder return.

USD — United States dollar.

Wellhead gas capture rate — the percentage by volume of wellhead natural gas captured upstream of low-pressure separation and/or storage equipment such as vapor recovery towers and tanks.

WTI — West Texas Intermediate.

A-8    EOG RESOURCES, INC.

EOG RESOURCES, INC. 1111 BAGBY SKY LOBBY 2 HOUSTON, TX 77002

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 23, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/EOG2023

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed below in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 23, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to EOG Resources, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by EOG Resources, Inc. in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V07710-P85516 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EOG RESOURCES, INC.
The Board of Directors recommends a vote FOR each of the following nominees:
1. To elect nine directors of the Company to hold office until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Nominees:	For	Against	Abstain	The Board of Directors recommends a vote FOR each of the following proposals:			For	Against	Abstain

1a. Janet F. Clark 1b. Charles R. Crisp 1c. Robert P. Daniels	☐ ☐ ☐	☐ ☐ ☐	☐ ☐ ☐	2.

To ratify the appointment by the Audit Committee of the Board of Directors of Deloitte & Touche LLP, independent registered public accounting firm, as auditors for the Company for the year ending December 31, 2023.

							☐	☐	☐
1d. Lynn A. Dugle	☐	☐	☐	3.	To approve, by non-binding vote, the compensation of the Company’s named executive officers.		☐	☐	☐
1e. C. Christopher Gaut 1f. Michael T. Kerr	☐ ☐	☐ ☐	☐ ☐	The Board of Directors recommends a vote for a One-Year frequency:		1 Year	2 Years	3 Years	Abstain

1g. Julie J. Robertson 1h. Donald F. Textor	☐ ☐	☐ ☐	☐ ☐	4.	To recommend, by non-binding vote, the frequency of holding advisory votes on the compensation of the Company’s named	☐	☐	☐	☐

1i. Ezra Y. Yacob	☐	☐	☐

IMPORTANT: Please date this proxy and sign exactly as your name appears above. If stock is held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and others signing in a representative capacity, please give your full titles. If a corporation, please sign in full corporate name by president or other duly authorized officer. If a partnership, please sign in partnership name by duly authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

2023 Annual Meeting of Stockholders

Wednesday, May 24, 2023

2:00 P.M. (Central Time)

Virtually at: www.virtualshareholdermeeting.com/EOG2023

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting of

Stockholders To Be Held on May 24, 2023:

The Notice of Annual Meeting of Stockholders, 2023 Proxy Statement and 2022 Annual Report

are available at www.proxyvote.com.

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V07711-P85516

EOG RESOURCES, INC.

2023 ANNUAL MEETING OF STOCKHOLDERS

May 24, 2023

The enclosed form of proxy is solicited by the Board of Directors of EOG Resources, Inc.

The undersigned stockholder of EOG Resources, Inc., a Delaware corporation (the “Company”), by signing this proxy, hereby revokes all prior proxies and appoints Michael P. Donaldson and Amos J. Oelking, III with full power of substitution, as true and lawful agents and proxies to represent the undersigned at the 2023 Annual Meeting of Stockholders to be held on Wednesday, May 24, 2023, at 2:00 P.M., Central Time, and at any adjournments thereof, and to vote all the shares of common stock of the Company held of record by the undersigned at the close of business on March 29, 2023. The Board of Directors recommends a vote “FOR” each of the nominees for directors, “FOR” Items 2 and 3, and for “1 Year” for Item 4, as set forth on the reverse side.

SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES FOR DIRECTORS, “FOR” ITEMS 2 AND 3, FOR “1 YEAR” FOR ITEM 4, AND, IN THE DISCRETION OF THE AGENTS AND PROXIES, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

(Continued and to be signed on reverse side)